PRINCIPAL VARIABLE CONTRACTS FUND, INC.

                                  ("THE FUND")

                            ACCOUNTS OF THE FUND
                            --------------------
ASSET ALLOCATION ACCOUNT                MORTGAGE SECURITIES ACCOUNT
BALANCED ACCOUNT                        PRINCIPAL LIFETIME ACCOUNTS
BOND ACCOUNT                             2010 ACCOUNT
CAPITAL VALUE ACCOUNT                    2020 ACCOUNT
DIVERSIFIED INTERNATIONAL ACCOUNT        2030 ACCOUNT
EQUITY GROWTH ACCOUNT                    2040 ACCOUNT
EQUITY INCOME ACCOUNT I                  2050 ACCOUNT
EQUITY VALUE ACCOUNT                     STRATEGIC INCOME ACCOUNT
GOVERNMENT & HIGH QUALITY BOND ACCOUNT  REAL ESTATE SECURITIES ACCOUNT
GROWTH ACCOUNT                          SHORT-TERM BOND ACCOUNT
INCOME ACCOUNT                          SHORT-TERM INCOME ACCOUNT
INTERNATIONAL EMERGING MARKETS ACCOUNT  SMALLCAP ACCOUNT
INTERNATIONAL SMALLCAP ACCOUNT          SMALLCAP GROWTH ACCOUNT
LARGECAP BLEND ACCOUNT                  SMALLCAP VALUE ACCOUNT
LARGECAP GROWTH EQUITY ACCOUNT          STRATEGIC ASSET MANAGEMENT PORTFOLIOS
LARGECAP STOCK INDEX ACCOUNT             FLEXIBLE INCOME PORTFOLIO
LARGECAP VALUE ACCOUNT                   CONSERVATIVE BALANCED PORTFOLIO
MIDCAP ACCOUNT                           BALANCED PORTFOLIO
MIDCAP GROWTH ACCOUNT                    CONSERVATIVE GROWTH PORTFOLIO
MIDCAP STOCK ACCOUNT                     STRATEGIC GROWTH PORTFOLIO
MIDCAP VALUE ACCOUNT                    WEST COAST EQUITY ACCOUNT
MONEY MARKET ACCOUNT


This prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.

                The date of this Prospectus is January 8, 2007.

As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................4
  Asset Allocation Account..............................................7

  Balanced Account......................................................9

  Bond Account..........................................................11

  Capital Value Account.................................................13

  Diversified International Account.....................................15

  Equity Growth Account.................................................18

  Equity Income Account I...............................................20

  Equity Value Account..................................................22

  Government & High Quality Bond Account ................................24

  Growth Account........................................................26

  Income Account........................................................28

  International Emerging Markets Account................................30

  International SmallCap Account........................................32

  LargeCap Blend Account................................................34

  LargeCap Growth Equity Account ........................................37

  LargeCap Stock Index Account..........................................39

  LargeCap Value Account................................................41

  MidCap Account........................................................43

  MidCap Growth Account.................................................45

  MidCap Stock Account..................................................47

  MidCap Value Account..................................................49

  Money Market Account..................................................51

  Mortgage Securities Account ...........................................54

  Principal LifeTime Accounts...........................................56

    Principal LifeTime 2010 Account.....................................58

    Principal LifeTime 2020 Account.....................................59

    Principal LifeTime 2030 Account.....................................60

    Principal LifeTime 2040 Account.....................................61

    Principal LifeTime 2050 Account.....................................62

    Principal LifeTime Strategic Income Account.........................63

  Real Estate Securities Account........................................65

  Short-Term Bond Account ...............................................67

  Short-Term Income Account.............................................69

  SmallCap Account......................................................71

  SmallCap Growth Account...............................................73

  SmallCap Value Account................................................76

  Strategic Asset Management Portfolios.................................79

    Flexible Income Portfolio...........................................83

    Conservative Balanced Portfolio.....................................84

    Balanced Portfolio..................................................85

    Conservative Growth Portfolio.......................................86

    Strategic Growth Portfolio..........................................87

  West Coast Equity Account.............................................90






2                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................92

PRICING OF ACCOUNT SHARES...............................................98

DIVIDENDS AND DISTRIBUTIONS.............................................99

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................99
  The Manager...........................................................99

  The Sub-Advisors and Sub-Sub-Advisors .................................100

  Duties of the Manager and Sub-Advisors................................112

  Fees Paid to the Manager..............................................113


DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING
  INTERMEDIARY COMPENSATION.............................................114

GENERAL INFORMATION ABOUT AN ACCOUNT....................................117
  Frequent Trading and Market-Timing (Abusive Trading Practices) ........117

  Eligible Purchasers...................................................118

  Shareholder Rights....................................................118

  Purchase of Account Shares............................................119

  Sale of Account Shares................................................119

  Restricted Transfers..................................................120

  Financial Statements..................................................120


FINANCIAL HIGHLIGHTS....................................................120

ADDITIONAL INFORMATION..................................................153

APPENDIX A..............................................................154

APPENDIX B..............................................................160


PRINCIPAL VARIABLE CONTRACTS FUND                                       3
www.principal.com

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of forty-one investment portfolios ("Accounts"). Each Account has its own investment objective. The Fund's principal underwriter is Principal Funds Distributor, Inc. ("the Distributor"). The Fund has hired Principal Management Corporation ("Principal")* to provide investment advisory and other services to each of the Accounts. Principal seeks to provide a wide range of investment approaches through the Fund.


Principal has selected a Sub-Advisor for each Account based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisors and the Account each sub-advises are:

                    SUB-ADVISOR                              ACCOUNT(S)
                    -----------                              ----------
 AllianceBernstein L.P.                                LargeCap Value

 American Century Investment Management, Inc.          Equity Value

 Columbus Circle Investors *                           Growth

 Edge Asset Management, Inc. (formerly known as WM     Equity Income I
 Advisors, Inc.)*                                      Income
                                                       MidCap Stock
                                                       Mortgage Securities
                                                       Short-Term Income
                                                       Strategic Asset
                                                       Management Portfolios
                                                       West Coast Equity

 Emerald Advisers, Inc.                                SmallCap Growth

 Essex Investment Management Company, LLC              SmallCap Growth

 Jacobs Levy Equity Management, Inc.                   MidCap Value

 J.P Morgan Investment Management, Inc.                SmallCap Value

 Mellon Equity Associates, LLP                         MidCap Growth
                                                       SmallCap Value

 Morgan Stanley Investment Management Inc. d/b/a Van
 Kampen                                                Asset Allocation

 Neuberger Berman Management, Inc.                     MidCap Value

                                                       Balanced
                                                       Bond
                                                       Capital Value
                                                       Diversified
 Principal Global Investors, LLC *                     International
                                                       Government & High
                                                       Quality Bond
                                                       International Emerging
                                                       Markets
                                                       International SmallCap
                                                       LargeCap Stock Index
                                                       MidCap
                                                       Money Market
                                                       Principal LifeTime
                                                       Accounts
                                                       Short-Term Bond
                                                       SmallCap

 Principal Real Estate Investors, LLC *                Real Estate Securities

 T. Rowe Price Associates, Inc.                        Equity Growth
                                                       LargeCap Blend
                                                       LargeCap Growth Equity

 UBS Global Asset Management (Americas), Inc.          SmallCap Growth
*Principal Management Corporation; Columbus Circle Investors; Edge Asset
 Management, Inc. (formerly known as WM Advisors, Inc.); Principal Global
 Investors, LLC; Principal Real Estate Investors, LLC ; and Principal Funds
 Distributor, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.





4                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

All of the Accounts described in this prospectus offer Class 1 shares. In addition, certain of the Accounts described in this prospectus also offer Class 2 shares.


MAIN STRATEGIES AND RISKS
Each Account's investment objective is described in the summary description of each Account. The Board of Directors may change an Account's investment objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its investment objective.

The summary of each Account also describes each Account's primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry, group of industries or geographical region and the main risks associated with an investment in the Account. A more detailed discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in an Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts. An investment in an Account is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Account seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Account.


Factors that may adversely affect a particular Account as a whole are called "principal risks." The principal risks of investing in the Accounts are stated as to each Account in the Account's description. In addition to the risks identified in each Account's description, each of the Accounts is also subject to liquidity risk (all Accounts except Money Market), market risk, and management risk. Each Account is also subject to underlying fund risk to the extent a Principal LifeTime Account or Strategic Asset Management Portfolio invests in the Account. Additional descriptions of the risks associated with investing in the Accounts are provided in "Certain Investment Strategies and Risks" and in Appendix A to this prospectus.


INVESTMENT RESULTS
A bar chart and a table are included with the description of each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


The prospectus contains information on the historical performance of each Account's Class 1 and, for those Accounts that issue them, Class 2 shares. Performance for periods prior to the date on which an Account's Class 2 shares began operations, January 8, 2007, is based on the performance of the Account's Class 1 shares adjusted to reflect the


PRINCIPAL VARIABLE CONTRACTS FUND                                       5
www.principal.com
expenses of the Account's Class 2 shares. The adjustments result in performance that is no higher than the historical performance of the applicable Class 1 shares.


The performance information for Class 1 and Class 2 shares of each of the Equity Income I, Income, MidCap Stock, Short-Term Income, Mortgage Securities, and West Coast Equity Accounts, and each of the Strategic Asset Management Portfolios, reflect the historical performance of a predecessor fund acquired by each such Account in connection with a shareholder-approved reorganization. The performance of the Class 2 shares of each predecessor fund, for the periods prior to its introduction, is based on the historical returns of the Class 1 shares of the predecessor fund adjusted to reflect the higher operating expenses for the Class 2 shares. The adjustment results in performance that is no higher than the performance of the Class 1 shares.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets. Each Account's operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. If such charges were included, overall expenses would be higher and performance would be lower.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager, any Sub-Advisor, or the Distributor.


6                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

ASSET ALLOCATION ACCOUNT

SUB-ADVISOR(S): Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van
         Kampen")

OBJECTIVE: The Account seeks to generate a total investment return consistent with preservation of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth.

MAIN STRATEGIES AND RISKS
The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Account's portfolio manager makes broad asset allocation decisions and delegates responsibility for selection of specific individual securities to the internal, active management teams of the Sub-Advisor, Van Kampen.

In deciding how to allocate the Account's assets, Van Kampen assesses three sets of factors:
.. the relative value of the stock, bond and money markets in the various regions, countries, and economic sectors;
.. the long-term dynamic forces that are driving economies, economic sectors, and companies; and
.. the short-term technical forces that are affecting market pricing.
Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios, and currency valuations.

From time-to-time, Van Kampen changes the Account's allocation of assets in various ways, including by asset class, global region, country, economic sector, and currency, in order to keep the portfolio in alignment with global investment outlook.


Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Van Kampen reallocates among asset classes and eliminates asset classes for a period of time, when in its judgment the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.


Van Kampen does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The Account may invest up to 100% of its assets in foreign securities.

Allowable instruments include individual securities (stocks, without regard to the market capitalization of the issuing company, and bonds), equity and interest rate futures, currency forward contracts, futures contracts, fixed-income TRAINS, and listed options. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. Van Kampen may utilize currency contracts, currency or index futures, or other derivatives for hedging or other purposes, including modifying the Account's exposure to various currency, equity, or fixed-income market.


Among the principal risks of investing in the Account are:

  .Equity Securities      .Inital Public
    Risk                    Offerings Risk         . Exchange Rate Risk
                                                   .
  .Fixed-Income           .Foreign Securities        U.S. Government Securities
    Securities Risk         Risk                     Risk
                          .
                            High Yield Securities
  . Derivatives Risk        Risk                   . Active Trading Risk
  .U.S. Government
    Sponsored Securities
    Risk

Van Kampen has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

1997    18.19
1998    9.18
1999    19.49
2000    1.61
2001    -3.92
2002    -12.94
2003    21.61
2004    8.49
2005    5.79
2006   12.77


                       The Account's highest/lowest quarterly returns
                        during this
                              time period were:
                               HIGHESTQ2 '0312.11%
                               LOWEST Q3 '02-12.41%
LOGO

 The year-to-date return as of December 31, 2006 is 12.77%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                 PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT/(1) /
 ASSET ALLOCATION ACCOUNT - CLASS 1                          12.77         6.50          7.51                 8.60
 S&P 500 Index/(2)......................................
 /......................................................     15.79         6.19          8.42                11.02
 Lehman Brothers Aggregate Bond Index/(2)...............
 /......................................................      4.33         5.06          6.24                 6.92
 MSCI EAFE (Europe, Australia, Far East) Index - ND/(2).
 /......................................................     26.34        14.98          7.71                 6.03
 Morningstar Moderate Allocation Category Average ......     11.26         6.09          7.12                 8.55
  /(1)/ Lifetime results are measured from the date the Account was first sold (June 1, 1994).
 ///(2) /Index performance does not reflect deductions for fees, expenses, or taxes.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM THE ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005     CLASS 1
 Management Fees.........................   0.80%
 Other Expenses..........................   0.06
                                            ----
  TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.86%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------
                                                    1     3     5      10
 ASSET ALLOCATION ACCOUNT - CLASS 1              $88   $274  $477  $1,061



8                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

BALANCED ACCOUNT


SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks to generate a total return consisting of current income and capital appreciation.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

MAIN STRATEGIES AND RISKS
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities), and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash. The Account may invest up to 25% of its assets in foreign securities, and up to 10% of its assets in below investment grade securities ("junk bonds"). The Account may engage in certain options transactions, enter into financial futures contracts, and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts, and related options for the purpose of currency hedging. The Account may invest in smaller capitalization companies through the asset allocation process. Also, the account may actively trade securities in an attempt to achieve its objective.

The Sub-Advisor, PGI, utilizes an asset allocation approach to the management and development of a diversified balanced account. The strategy incorporates a wide range of asset classes and investment styles with primary emphasis placed on equity versus fixed income allocation decisions. Secondary focus is then placed on growth versus value, large cap versus small cap, and domestic versus international equity exposure. Strategic or long-term asset class targets are determined with gradual adjustments to the mix to enhance risk-adjusted results over time. Any asset allocation adjustments fall within a predetermined range and do not deviate by more than 10% of the long-term asset class targets.


All marginal shifts in the asset mix are based on a consistent three-dimensional analytical framework. First, securities are reviewed based on price, earnings, and yield measures relative to long-term historical norms. Next, fundamental economic and market conditions are analyzed to identify opportunities, and finally, market trends are used to compare relative price strength and investor sentiment.


Among the principal risks of investing in the Account are:

                                                   .
  .Equity Securities                                 U.S. Government Securities
    Risk                   . Small Company Risk      Risk
  .Fixed-Income            .High Yield
    Securities Risk          Securities Risk       . Duration Risk
                           .Foreign Securities
  . Derivatives Risk         Risk                  . Market Segment Risk
  . Active Trading Risk    . Exchange Rate Risk    .U.S. Government Sponsored
                                                     Securities Risk



PGl has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                       9
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"17.93
"1998"11.91
"1999"2.4
"2000"0.13
"2001"-6.96
"2002"-13.18
"2003"18.82
"2004"10.05
"2005"6.79
"2006"11.44
                              The Account's highest/lowest quarterly returns
                               during this
                              time period were:
                               HIGHESTQ2 '039.82%
                               LOWEST Q3 '02-9.61%
LOGO

 The year-to-date return as of December 31, 2006 is 11.44%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT/(2)/
 BALANCED ACCOUNT - CLASS 1 ..........................
                                                           11.44         6.20          5.45                 8.59
 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond
 Index/(1)/...........................................     11.20         5.98          7.88                10.52
 Morningstar Moderate Allocation Category Average ....     11.26         6.09          7.12                 9.52
 /(1) /Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)// /Lifetime results are measured from the date the Account was first sold (December 18, 1987).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005  CLASS 1
 Management Fees......................   0.59%
 Other Expenses.......................   0.05
                                         ----
      TOTAL ACCOUNT OPERATING EXPENSES   0.64%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BALANCED ACCOUNT - CLASS 1                                                                $65   $205  $357  $798



10                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

BOND ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of PGI of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Account may also enter into reverse repurchase agreements to attempt to enhance portfolio return and income and may lend its portfolio securities to brokers, dealers and other financial institutions. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.


The Account may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended December 31, 2005, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

57.40% in securities      15.45% in securities       0.62% in securities rated
rated Aaa                 rated Baa                  Caa
5.59% in securities       3.66% in securities rated  0.04% in securities rated
rated Aa                  Ba                         Ca
13.12% in securities      4.11% in securities rated  0.01% in securities rated
rated A                   B                          C



The above percentages for A and B rated securities include 0.08% and 0.06%, respectively, of unrated securities which the Manager has determined to be of comparable quality.


Among the principal risks of investing in the Account are:

  .Fixed-Income           .Portfolio Duration
    Securities Risk         Risk                   . Municipal Securities Risk
                                                   .
                                                     U.S. Government Securities
  . Derivatives Risk      . Underlying Fund Risk     Risk
                          .
                            High Yield Securities
  . Active Trading Risk     Risk                   . Prepayment Risk
  .U.S. Government        .Credit and
    Sponsored Securities    Counterparty Risk
    Risk



PGI has been the Account's Sub-Advisor since its inception.


PRINCIPAL VARIABLE CONTRACTS FUND                                      11
www.principal.com

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"10.6
"1998"7.69
"1999"-2.59
"2000"8.17
"2001"8.12
"2002"9.26
"2003"4.59
"2004"4.98
"2005"2.50
"2006"4.65
                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '97  4.37%
                               LOWEST Q1 '96-3.24%
LOGO

 The year-to-date return as of December 31, 2006 is 4.65%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006             PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT/(2)/
 BOND ACCOUNT - CLASS 1 ............................
                                                         4.65          5.17          5.73                7.53
 Lehman Brothers Aggregate Bond Index/(1)/ .........     4.33          5.06          6.24                7.78
 Morningstar Intermediate-Term Bond Category Average     4.11          4.61          5.51                7.11
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (December 18, 1987).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005     CLASS 1
 Management Fees.........................   0.45%
 Other Expenses..........................   0.02%
                                            ----
  TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.47%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 BOND ACCOUNT - CLASS 1                                                                $48   $151  $263  $591



12                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

CAPITAL VALUE ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index, which as of December 31, 2006 ranged between approximately $1.3 billion and $446.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selections and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamental, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralized unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Value Stock Risk
                          .Foreign Securities
  . Exchange Rate Risk      Risk



PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      13
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"28.53
"1998"13.58
"1999"-4.29
"2000"2.16
"2001"-8.05
"2002"-13.66
"2003"25.49
"2004"12.36
"2005"6.80
"2006"19.95
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '0315.52%
                               LOWEST Q3 '02-15.10%
LOGO

 The year-to-date return as of December 31, 2006 is 19.95%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006     PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS      LIFE OF ACCOUNT
 CAPITAL VALUE ACCOUNT - CLASS 1 ..........
                                                 19.95           9.30             7.43             12.13/(2)/
 Russell 1000 Value Index/(1)/ ............      22.25          10.86            11.00             14.32/(3)/
 Morningstar Large Value Category Average .      18.18           8.38             8.80             13.21/(3)/
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (May 13, 1970).
 /(3)/ Lifetime results are measured from December 31, 1978
 (earliest date for which information is available).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005     CLASS 1
 Management Fees.........................   0.60%
 Other Expenses..........................   0.01%
                                            ----
  TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.61%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                                 1     3     5    10
 CAPITAL VALUE ACCOUNT - CLASS 1              $62   $195  $340  $762



14                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

DIVERSIFIED INTERNATIONAL ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The fund invests in securities of companies: with their principal place of business or principal office outside the U.S.; companies for which the principal securities trading market is outside the U.S.; and companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S. Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Account may invest in smaller capitalization companies.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


In choosing investments for the fund, PGI pays particular attention to the long-term earnings prospectus of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.


The Account may actively trade securities in an attempt to achieve its investment objective. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks of investing in the Account are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Market Segment Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Underlying Fund Risk
  . Small Company Risk     . Active Trading Risk



PGI has been the Account's Sub-Advisor since its inception.


PRINCIPAL VARIABLE CONTRACTS FUND                                      15
www.principal.com

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"12.24
"1998"9.98
"1999"25.93
"2000"-8.34
"2001"-24.27
"2002"-16.07
"2003"32.33
"2004"21.03
"2005"23.79
"2006"27.96
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '0317.25%
                               LOWEST Q3 '02-18.68%
LOGO

 The year-to-date return as of December 31, 2006 is 27.96%.

 (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                                PAST 1 YEAR
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS 1                                                27.96
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS 2                                                27.71
 Citigroup BMI Global ex-US Index/(1)//(4)/ .................................               27.28
 MSCI EAFE (Europe, Australia, Far East) Index - ND/(1)/ ....................               26.34
 Morningstar Foreign Large Blend Category Average ...........................               24.80
 ///(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 /(3)/ Lifetime results are measured from the Index inception date (December 31, 1994).
 /(4)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                                PAST 5 YEARS
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS 1                                                 16.32
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS 2                                                 16.07
 Citigroup BMI Global ex-US Index/(1)//(4)/ .................................                18.08
 MSCI EAFE (Europe, Australia, Far East) Index - ND/(1)/ ....................                14.98
 Morningstar Foreign Large Blend Category Average ...........................                13.19
 ///(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 /(3)/ Lifetime results are measured from the Index inception date (December 31, 1994).
 /(4)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                        PAST 10 YEARS         LIFE OF ACCOUNT/(2)/
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS 1                                          8.67                   9.54
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS 2                                          8.39                   9.29
 Citigroup BMI Global ex-US Index/(1)//(4)/ .................................         9.44                   8.02/(3)/
 MSCI EAFE (Europe, Australia, Far East) Index - ND/(1)/ ....................         7.71                   5.94
 Morningstar Foreign Large Blend Category Average ...........................         7.36                   6.27
 ///(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 /(3)/ Lifetime results are measured from the Index inception date (December 31, 1994)
 /(4)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES/(1)// /
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                         CLASS 1               CLASS 2 /(2)/
 Management Fees......................................          0.85%                    0.85%
 12b-1 Fees ..........................................           N/A                     0.25
 Other Expenses.......................................          0.12                     0.12
                                                                ----                     ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES          0.97%                    1.22%
 ///(1) //
  /Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.04% for
  Class 1 shares and 1.29% for Class 2 shares.
 ///(//2//) //
  /The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
  FOR THE YEAR ENDED DECEMBER 31, 2005
 Management Fees......................................
 12b-1 Fees ..........................................
 Other Expenses.......................................
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES
 ///(1) //
  /Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.04% for
  Class 1 shares and 1.29% for Class 2 shares.
 ///(//2//) //
  /The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's


16                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
 operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                                                          1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS
 1                                                     $99   $210  $437  $1,091
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS
 2                                                     124    263   546   1,353



PRINCIPAL VARIABLE CONTRACTS FUND                                      17
www.principal.com

EQUITY GROWTH ACCOUNT

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000/(R)// /Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $446.9 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The market capitalization of companies in the Account's portfolio and the Russell Index will change over time, and the Account will not automatically sell or cease to purchase the stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.


Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  . Exchange Rate Risk    . Growth Stock Risk     . Active Trading Risk
  .Foreign Securities     .
    Risk                    Underlying Fund Risk



T. Rowe Price became the Account's Sub-Advisor on August 24, 2004.


18                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"30.85
"1998"18.95
"1999"39.5
"2000"-11.71
"2001"-14.86
"2002"-27.72
"2003"25.95
"2004"9.33
"2005"7.55
"2006"6.21
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '9822.68%
                               LOWEST Q1 '01-18.25%
LOGO

 The year-to-date return as of December 31, 2006 is 6.21%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT/(2)/
 EQUITY GROWTH ACCOUNT - CLASS 1 .........
                                               6.21          2.60          6.38                10.51
 Russell 1000 Growth Index/(1)/ ..........     9.07          2.69          5.44                 9.20
 Morningstar Large Growth Category Average     6.93          2.88          5.88                 9.09
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (June 1, 1994).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005     CLASS 1
 Management Fees.........................   0.76%
 Other Expenses..........................   0.01
                                            ----
  TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.77%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                                 1     3     5    10
 EQUITY GROWTH ACCOUNT - CLASS 1              $79   $246  $428  $954



PRINCIPAL VARIABLE CONTRACTS FUND                                      19
www.principal.com

EQUITY INCOME ACCOUNT I

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide a relatively high level of current income and long-term growth of income and capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors who seek dividends to be reinvested for growth and who can accept fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily (normally at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in securities of foreign issuers.

The Account's investments may also include convertible securities, repurchase agreements, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs").


In selecting investments for the Account, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in ''value'' stocks currently selling for less than Edge believes they are worth.

Among the principal risks of investing in the Account are:

                                                                                    .
                                                            .Real Estate              U.S. Government Securities
  . Equity Securities Risk                                    Securities Risk         Risk
  . Fixed-Income Securities Risk                            . Value Stock Risk      . Derivatives Risk
                                                            .Foreign Securities
  . Underlying Fund Risk                                      Risk                  . Exchange Rate Risk
                                                            .High Yield
                                                              Securities Risk       . Prepayment Risk
  . U.S. Government Sponsored Securities Risk



An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1999"2.49
"2000"17.19
"2001"7.92
"2002"-12.51
"2003"30.1
"2004"19.12
"2005"10.27
"2006"18.17
                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  15.69%
                               LOWEST  Q3 '02  -14.67%
LOGO

 The year-to-date return as of December 31, 2006 is 18.17%.


20                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31,            PAST 1 YEAR               PAST 5 YEARS                LIFE OF ACCOUNT /(2)/
  2006
 EQUITY INCOME ACCOUNT I - CLASS 1 .....           18.17                      12.06                           10.40
 EQUITY INCOME ACCOUNT I - CLASS 2 .....           17.86                      11.77                           10.14
 S&P 500 Index /(//3//)/ ...............           15.79                       6.19
 S&P 500/Citigroup Value Index /(//3//)/           20.80                      10.43
 Morningstar Large Value Category
 Average                                           18.18                       8.38
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance in 1998 benefited from the agreement of Edge Asset Management, Inc.(f/k/a WM Advisors, Inc.) and its affiliates to limit the Account's expenses.
 ///(//2//)/
  Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class
  2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/
  Index performance does not reflect deductions for fees, expenses or taxes. Until December 16, 2005, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)/

  FOR THE PERIOD ENDING DECEMBER 31, 2005                                          CLASS 1                       CLASS 2
 Management Fees.......................................................             0.52%                         0.52%
 12b-1 Fees............................................................              N/A                          0.25
 Other Expenses........................................................             0.01                          0.01
                                                                                    ----                          ----
                                TOTAL ANNUAL ACCOUNT OPERATING EXPENSES             0.53%                         0.78%
 Expenses Reimbursement /(2)/ .........................................              N/A                           N/A
                                                                                    ----                          ----
                                                           NET EXPENSES             0.53%                         0.78%

 /(1)/ The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 /(2)/The Manager has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.66% for Class 1 shares and 0.91% for Class 2 Shares.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                   1     3     5     10
 EQUITY INCOME ACCOUNT I - CLASS 1              $54   $116  $242   $611
 EQUITY INCOME ACCOUNT I - CLASS 2               80    170   354    886





PRINCIPAL VARIABLE CONTRACTS FUND                                      21
www.principal.com

EQUITY VALUE ACCOUNT

SUB-ADVISOR(S): American Century Investment Management, Inc. ("American
         Century")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000/(R) /Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $446.9 billion) at the time of purchase. Effective March 15, 2007, under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000 Index (as of December 31, 2006, this range was between approximately $1.2 billion and $446.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold the stocks until they have returned to favor in the market and their price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company. American Century may sell stocks from the Account's portfolio if it believes a stock no longer meets its valuation criteria. American Century does not attempt to time the market.


Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges.American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase. Futures contracts, a type of derivative security, can help the Account's cash assets remain liquid while performing more like stocks. American Century/ /has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.


When American Century believes it is prudent, the Account may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.


In the event of exceptional market or economic conditions, the Account may as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Account assumes a defensive position, it will not be pursuing its objective of capital growth.

Among the principal risks of investing in the Account are:

  .Equity Securities
    Risk                  . Active Trading Risk   . Exchange Rate Risk
                          .Foreign Securities     .Market Segment (LargeCap)
  . Derivatives Risk        Risk                    Risk
  .U.S. Government                                .U.S. Government Securities
    Sponsored Securities  . Value Stock Risk        Risk
    Risk




22                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

American Century has been the Account's Sub-Advisor since its inception.

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2005"3.78
"2006"19.56


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '06   7.34%
                               LOWEST  Q1 '05   -1.07%


 The year-to-date return as of December 31, 2006 is 19.56%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                      PAST 1 YEAR          LIFE OF ACCOUNT/(2)/
 EQUITY VALUE ACCOUNT - CLASS 1 ..... ................                            19.56                    14.85
 Russell 1000 Value Index/(1)/ ........................................           22.25                    14.65
 Morningstar Large Value Category Average .............................           18.18                    12.75
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (August 30, 2004).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED DECEMBER 31, 2005                                    CLASS 1
 Management Fees...............................................              0.85%
 Other Expenses................................................              0.29
                                                                             ----
                        TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              1.14%
 Expense Reimbursement /(1)/ ..................................              0.09
                                                                             ----
                                                   NET EXPENSES              1.05%
 /(1)/Principal has contractually agreed to limit the Account's expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account through the period ending April 29, 2008. The expense limits, effective on October 1,
  2006, will maintain a total level of operating expenses (expressed as a percent of average net asset on an annualized basis)
  not to exceed 0.90%. A contractual expense limit of 1.05% was in effect May 1, 2006 through September 30, 2006. Prior to May 1,
  2006, the expense limit of 1.10% was voluntary.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 EQUITY VALUE ACCOUNT - CLASS 1                                                        $92   $238  $505  $1,266



PRINCIPAL VARIABLE CONTRACTS FUND                                      23
www.principal.com

GOVERNMENT & HIGH QUALITY BOND ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks a high level of current income, liquidity and safety of principal.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are AAA rated or issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, PGI, to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.The Account may enter into reverse repurchase agreements and may lend its portfolio securities to brokers, dealers and other financial institutions. The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates.

Among the principal risks of investing in the Account are:

  .Fixed-Income Securities                             .Portfolio Duration
    Risk                      . Derivatives Risk         Risk
  .U.S. Government
    Securities Risk           . Active Trading Risk    . Prepayment Risk
  .U.S. Government            .Credit and
    Sponsored Securities        Counterparty Risk
    Risk



PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"10.39
"1998"8.27
"1999"-0.29
"2000"11.4
"2001"7.61
"2002"8.8
"2003"1.84
"2004"3.56
"2005"2.01
"2006"4.23
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHEST Q2 '97 4.52%
                               LOWEST Q1 '96 -1.90%
LOGO

 The year-to-date return as of December 31, 2006 is 4.23%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006              PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS     LIFE OF ACCOUNT/(2)/
 GOVERNMENT & HIGH QUALITY BOND ACCOUNT - CLASS 1         4.23          4.06          5.71                           7.14
 Lehman Brothers Government/Mortgage Index/(1)/ .....     4.33          4.73          6.09                           7.56
 Morningstar Intermediate Government Category Average     3.44          3.90          5.16                           6.67
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (April 9, 1987).


24                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005     CLASS 1
 Management Fees.........................   0.44%
 Other Expenses..........................   0.02
                                            ----
  TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.46%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------
                                                           1         3         5        10
 GOVERNMENT & HIGH QUALITY BOND ACCOUNT - CLASS 1      $47      $148      $258      $579



PRINCIPAL VARIABLE CONTRACTS FUND                                      25
www.principal.com

GROWTH ACCOUNT

SUB-ADVISOR(S): Columbus Circle Investors ("CCI")

OBJECTIVE: The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in foreign securities. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI seeks to select companies that meet the criteria of positive momentum and positive surprise in reported results.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Growth Stock Risk
                          .Foreign Securities     .Initial Public Offerings
  . Exchange Rate Risk      Risk                    Risk



CCI became the Account's Sub-Advisor on January 5, 2005.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


26                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"26.96
"1998"21.36
"1999"16.44
"2000"-10.15
"2001"-25.5
"2002"-29.07
"2003"26.46
"2004"9.38
"2005"12.09
"2006"9.92
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '9821.35%
                               LOWEST Q1 '01-23.55%
LOGO

 The year-to-date return as of December 31, 2006 is 9.92%.

 (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006               PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS
 GROWTH ACCOUNT - CLASS 1 ........................
                                                           9.92                  3.87                  3.80
 GROWTH ACCOUNT - CLASS 2 ........................
                                                           9.65                  3.61                  3.49
 Russell 1000 Growth Index/(1)/ ..................         9.07                  2.69                  5.44
 Morningstar Large Growth Category Average .......         6.93                  2.88                  5.88
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                  LIFE OF ACCOUNT/(2)/
 GROWTH ACCOUNT - CLASS 1 ........................                          6.28

 GROWTH ACCOUNT - CLASS 2 ........................                          5.99

 Russell 1000 Growth Index/(1)/ ..................                          9.27
 Morningstar Large Growth Category Average .......                          9.05
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT /(1)/
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                       CLASS 1               CLASS 2 /(2)/
 Management Fees.....................................         0.60%                    0.60%
 12b-1 Fees .........................................          N/A                     0.25
 Other Expenses......................................         0.02                     0.02
                                                              ----                     ----
              TOTAL ANNUAL ACCOUNT OPERATING EXPENSES         0.62%                    0.87%
 / //(1)/
  Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.80% for Class 1 shares and 1.05% for Class 2 shares.
 / //(2)/
  The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
  FOR THE YEAR ENDED DECEMBER 31, 2005
 Management Fees.....................................
 12b-1 Fees .........................................
 Other Expenses......................................
              TOTAL ANNUAL ACCOUNT OPERATING EXPENSES
 / //(1)/
  Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.80% for Class 1 shares and 1.05% for Class 2 shares.
 / //(2)/
  The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 GROWTH ACCOUNT - CLASS 1                                                                  $63   $135  $282  $711
 GROWTH ACCOUNT - CLASS 2                                                                   89    189   393   984



PRINCIPAL VARIABLE CONTRACTS FUND                                      27
www.principal.com

INCOME ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide a high level of current income consistent with preservation of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Account invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may also invest in convertible securities and REIT securities.

The Account may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Account may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Account may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options. The Account may lend its portfolio securities to brokers, dealers and other financial institutions. The Account may use futures, options, swaps and the derivative instruments to "hedge" or protect its portfolio from adverse movements insecurities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.


Among the principal risks of investing in the Account are:

  .Fixed-Income                                    .Real Estate Securities
    Securities Risk        . Derivatives Risk        Risk
                           .
  . Exchange Rate Risk       Underlying Fund Risk  . Foreign Securities Risk
                                                   .
                           .High Yield               U.S. Government Securities
  . Prepayment Risk          Securities Risk         Risk
  .U.S. Government         .Portfolio Duration
    Sponsored Securities     Risk
    Risk



An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

1997    11.35
1998    7.45
1999    2.16
2000    10.45
2001    8.08
2002    9.61
2003    9.78
2004    5.56
2005    2.40
2006    4.90


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  5.00%
                               LOWEST  Q1 '96  -4.77%
LOGO

 The year-to-date return as of December 31, 2006 is 4.90%.


28                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006      PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS          LIFE OF ACCOUNT
 INCOME ACCOUNT - CLASS 1  ...............         4.90                6.41                  6.67          6.37
 INCOME ACCOUNT - CLASS 2  ...............
                                                   4.59                6.13                  6.39          6.10
 Citigroup Broad Investment-Grade Bond
 Index /(//2//)/..........................         4.33                5.10                  6.26
 Morningstar Intermediate-Term Bond
 Category Average                                  4.11                4.61                  5.51
 ///(//1//)/
  Class 1 shares began operations on May 7, 1993, and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//2//)/ Index performance does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES OF THE ACCOUNT

 These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)/

  FOR THE PERIOD ENDING DECEMBER 31, 2005                                     CLASS 1                          CLASS 2
 Management Fees.................................................              0.50%                            0.50%
 12b-1 Fees......................................................               N/A                             0.25%
 Other Expenses..................................................              0.02                             0.02
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.52%                            0.77%
 Expense Reimbursement /(2)/ ....................................               N/A                              N/A
                                                                               ----                             ----
                                                     NET EXPENSES              0.52%                            0.77%
 ///(1)/
   The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
 Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.55% for Class 1 shares and 0.80% for Class 2 shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                                1     3     5    10
 INCOME ACCOUNT - CLASS
 1                                           $53   $114  $238  $600
 INCOME ACCOUNT - CLASS
 2                                            79    167   349   876






PRINCIPAL VARIABLE CONTRACTS FUND                                      29
www.principal.com

INTERNATIONAL EMERGING MARKETS ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Account's net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World
Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Account may invest assets in smaller or mid capitalization companies. PGI defines a smaller capitalization company as having a market capitalization between approximately $39 million and $3.1 billion. PGI defines a mid capitalization company as having a market capitalization between approximately $1.2 billion and $20.3 billion.

The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Account may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks of investing in the Account are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Small Company Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Active Trading Risk
  .
    Market Segment (Small  . Emerging Market Risk    . Underlying Fund Risk
    and MidCap) Risk




30                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2001"-4.24
"2002"-7.63
"2003"57.2
"2004"24.89
"2005"34.29
"2006"38.32
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '0126.63%
                               LOWEST Q3 '01-23.90%
LOGO

 The year-to-date return as of December 31, 2006 is 38.32%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                PAST 1 YEAR     PAST 5 YEARS       LIFE OF ACCOUNT/(2)/
 INTERNATIONAL EMERGING MARKETS ACCOUNT - CLASS 1                           38.32            27.49                 19.61
 MSCI Emerging Markets Free Index - NDTR/(1)//(2)/                          32.17            26.59                 18.64
 MSCI Emerging Markets Free Index - ID/(1)/ ..........................      32.17            26.59                 14.18
 Morningstar Diversified Emerging Markets Category Average ...........      32.36            25.98                 16.26
 /(1)/
  Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (October 24, 2000).
 ///(3)
  /This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005       CLASS 1
 Management Fees...........................   1.25%
 Other Expenses............................   0.35
                                              ----
    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.60%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                                       1     3     5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT - CLASS 1   $163  $505  $871  $1,900



PRINCIPAL VARIABLE CONTRACTS FUND                                      31
www.principal.com

INTERNATIONAL SMALLCAP ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies similar in size to companies included in the Citigroup Extended Market Index (EMI) World ex US (as of December 31, 2006 this range was between approximately $2 million and $34.2 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. PGI focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Exchange Rate Risk    . Active Trading Risk
  . Small Company Risk





32                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1999"93.81
"2000"-11.5
"2001"-21.85
"2002"-16.2
"2003"54.15
"2004"30.2
"2005"29.12
"2006"30.38
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '9936.59%
                               LOWEST Q3 '01-21.49%
LOGO

 The year-to-date return as of December 31, 2006 is 30.38%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT/(2)/
 INTERNATIONAL SMALLCAP ACCOUNT - CLASS 1 .............     30.38        23.14               15.17
 Citigroup Extended Market Index (EMI) World ex US/(1)/     29.43        23.72                9.36
 Morningstar Foreign Small/Mid Growth Category Average      26.73        21.07               12.37
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (May 1, 1998).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005       CLASS 1
 Management Fees...........................   1.19%
 Other Expenses............................   0.14
                                              ----
    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.33%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                                  1     3     5      10
 INTERNATIONAL SMALLCAP ACCOUNT -
 CLASS 1                                       $135  $421  $729  $1,601



PRINCIPAL VARIABLE CONTRACTS FUND                                      33
www.principal.com

LARGECAP BLEND ACCOUNT

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2006 this range was between approximately $1.4 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


The market capitalization of companies in the Account's portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Account has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price defines the primary investable universe for the portfolio as companies in the S&P 500 Index, and as such, its stock selection process will result in both growth and value stocks.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Among the principal risks of investing in the Account are:


34                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Value Stock Risk      . Growth Stock Risk
  . Exchange Rate Risk



T. Rowe Price became the Account's Sub-Advisor on March 9, 2004.

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2003"23.76
"2004"10.36
"2005"4.74
"2006"15.72                   The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ2 '0314.07%
LOGO                           LOWEST  Q1 '03  -3.91%


 The year-to-date return as of December 31, 2006 is 15.72%.

 (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                            PAST 1 YEAR                     LIFE OF ACCOUNT/(2)/
 LARGECAP BLEND ACCOUNT - CLASS 1 .........................             15.72                                7.46
 LARGECAP BLEND ACCOUNT - CLASS 2 .........................             15.43                                7.28
 S&P 500 Index/(1)/ .............. ........................             15.79                                5.99
 Morningstar Large Blend Category Average .................             14.12                                5.57
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 1, 2002 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES/(1)// /
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                                  CLASS 1                          CLASS 2 /(2)/
 Management Fees...........................................              0.75%                               0.75%
 12b-1 Fees................................................               N/A                                0.25
 Other Expenses............................................              0.03                                0.03
                                                                         ----                                ----
                    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.78%                               1.03%
 Expense Reimbursement.....................................               N/A                                 N/A
                                                                         ----                                ----
                                     NET OPERATING EXPENSES              0.78%                               1.03%
 ///(1)/Principal has contractually agreed to limit the Account' s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.78% for Class 1 shares and 1.03% for Class 2 shares.
 ///(//2//)/
  The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis..


PRINCIPAL VARIABLE CONTRACTS FUND                                      35
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                1     3     5     10
 LARGECAP BLEND ACCOUNT - CLASS 1                                                            $80   $170  $354   $886
 LARGECAP BLEND ACCOUNT - CLASS 2                                                            105    223   464  1,154



36                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

LARGECAP GROWTH EQUITY ACCOUNT

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Account seeks to provide long-term capital appreciation.

INVESTOR PROFILE: The Account is generally a suitable investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

The LargeCap Growth Equity Account is scheduled to be combined with the Equity Growth Account on or about May 1, 2007 pursuant to a shareholder approved reorganization.


MAIN STRATEGIES AND RISKS
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations (those with market capitalizations within the range of companies in the Russell 1000/(R) / Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The market capitalization of companies in the Account's portfolio and the Russell Index will change over time and the Account will not automatically sell or cease to purchase the stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies, as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market, in an effort to enhance income, to protect the value of portfolio securities, and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  . Exchange Rate Risk    . Growth Stock Risk     . Active Trading Risk
  .Foreign Securities
    Risk




PRINCIPAL VARIABLE CONTRACTS FUND                                      37
www.principal.com

T. Rowe Price became the Account's Sub-Advisor on September 22, 2006.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2001"-30.08
"2002"-33.27
"2003"23.14
"2004"3.16
"2005"3.63
"2006"2.73
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '0112.16%
                               LOWEST Q3 '01-21.14%
LOGO

 The year-to-date return as of December 31, 2006 is 2.73%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006         PAST 1 YEAR  PAST 5 YEARS      LIFE OF ACCOUNT/(2)/
 LARGECAP GROWTH EQUITY ACCOUNT - CLASS 1 ......
                                                     2.73         -2.03                          -10.86
 Russell 1000 Growth Index/(1)/ ................     9.07          2.69                           -6.99
 Morningstar Large Growth Category Average .....     6.93          2.88                           -5.29
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2) /Lifetime results are measured from the date the Account was first sold (October 24, 2000).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005       CLASS 1
 Management Fees...........................   1.00%
 Other Expenses............................   0.09%
                                              ----
    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.09%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                                 1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT - CLASS 1     $111  $347  $601  $1,329



38                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

LARGECAP STOCK INDEX ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $1.4 billion and $446.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P MidCap 400. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Account's assets. PGI may also elect to omit any S&P 500 stocks from the Account if such stocks are issued by an affiliated company.


Among the principal risks of investing in the Account are:

  . Equity Securities Risk              . Market Segment (LargeCap) Risk



NOTE: "Standard & Poor's 500" and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by Principal. The Account is not sponsored, endorsed, sold, or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

PGI has been the Account's Sub-Advisor since its inception.


PRINCIPAL VARIABLE CONTRACTS FUND                                      39
www.principal.com

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67
"2001"-12.1
"2002"-22.44
"2003"28.32
"2004"10.39
"2005"4.47
"2006"15.57
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '0315.28%
                               LOWEST Q3 '02-17.27%
LOGO

 The year-to-date return as of December 31, 2006 is 15.57%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006         PAST 1 YEAR  PAST 5 YEARS     LIFE OF ACCOUNT/(2)/
 LARGECAP STOCK INDEX ACCOUNT - CLASS 1 ........     15.57         5.81                          1.81
 S&P 500 Index/(1)/ .............. .............     15.79         6.19                          0.54
 Morningstar Large Blend Category Average ......     14.12         5.92                          1.55
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2) /Lifetime results are measured from the date the Account was first sold (May 3, 1999).

FEES AND EXPENSES OF THE ACCOUNT.
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                       CLASS 1
 Management Fees ................. ....................      0.25%*
 Other Expenses .................. ....................      0.03
                                                             ----
                TOTAL ANNUAL ACCOUNT OPERATING EXPENSES      0.28%
 *The management fee was reduced from 0.35% of the Fund's average daily net assets effective January 1, 2006.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 LARGECAP STOCK INDEX ACCOUNT - CLASS 1                                                $29   $90   $157  $356



40                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

LARGECAP VALUE ACCOUNT

SUB-ADVISOR(S): AllianceBernstein L.P. ("AllianceBernstein")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its net assets (less any borrowings for investment purposes) in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as "value" investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


Among the principal risks of investing in the Account are:

                                                                                    .Market Segment (LargeCap)
  . Equity Securities Risk                                  . Derivatives Risk        Risk
  . Underlying Fund Risk                                    . Value Stock Risk      . Foreign Securities Risk
  . Foreign Exchange Risk



AllianceBernstein has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      41
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2003"28.05
"2004"13.09
"2005"5.44
"2006"21.55                   The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ2 '0316.19%
LOGO                           LOWEST  Q1 '03  -5.04%


 The year-to-date return as of December 31, 2006 is 21.55%.

AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006  PAST 1 YEAR    LIFE OF ACCOUNT/(2)/
 LARGECAP VALUE ACCOUNT - CLASS 1  ......
                                              21.55              10.47
 Russell 1000 Value Index/(1)/ ... ......     22.25               8.81
 Morningstar Large Value Category Average     18.18               6.76
 /(1)/
  Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Lifetime results are measured from the date the Account was first sold (May
  1, 2002).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                 CLASS 1
 Management Fees.....................................   0.75%
 Other Expenses......................................   0.02
                                                        ----
              TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.77%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 LARGECAP VALUE ACCOUNT - CLASS 1                                                      $79   $246  $428  $954



42                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MIDCAP ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks to achieve capital appreciation.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities. The Account may engage in certain options transactions, enter into financial futures contracts, and related options for the purpose of portfolio management.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.


PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


Among the principal risks of investing in the Account are:

                                                                                     .Market Segment (MidCap)
  . Equity Securities Risk                                  . Mid Cap Stock Risk       Risk
                                                            .Foreign Securities
  . Small Company Risk                                        Risk                   . Derivatives Risk
                                                                                     .Initial Public Offerings
  . Underlying Fund Risk                                    . Exchange Rate Risk       Risk
  . Active Trading Risk



PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      43
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"22.75
"1998"3.69
"1999"13.04
"2000"14.59
"2001"-3.71
"2002"-8.75
"2003"32.81
"2004"17.76
"2005"9.21
"2006"14.23
                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '9923.31%
                               LOWEST Q3 '98-20.01%
LOGO

 The year-to-date return as of December 31, 2006 is 14.23%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS     LIFE OF ACCOUNT/(2)/
 MIDCAP ACCOUNT - CLASS 1 .................
                                                14.23        12.23          10.95                          14.12
 Russell Midcap Index/(1)/ ................     15.26        12.88          12.14                          14.57
 Morningstar Mid-Cap Blend Category Average     13.92        10.51          10.99                          14.12
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2) /Lifetime results are measured from the date the Account was first sold (December 18, 1987).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005     CLASS 1
 Management Fees.........................   0.57%
 Other Expenses..........................   0.01
                                            ----
  TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.58%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MIDCAP ACCOUNT - CLASS 1                                                                  $59   $186  $324  $726



44                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MIDCAP GROWTH ACCOUNT

SUB-ADVISOR(S): Mellon Equity Associates, LLP ("Mellon Equity")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. In the view of the Mellon Equity, many medium-sized companies:
.. are in fast growing industries,
.. offer superior earnings growth potential, and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell," or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Account are:

  .Equity Securities                               .Market Segment (MidCap)
    Risk                  . Derivatives Risk         Risk
  .Foreign Securities                              .Initial Public Offerings
    Risk                  . Growth Stock Risk        Risk
  . Exchange Rate Risk    . MidCap Stock Risk      . Emerging Market Risk



Mellon Equity has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      45
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1999"10.67
"2000"8.1
"2001"-16.92
"2002"-26.27
"2003"40.58
"2004"11.82
"2005"13.72
"2006"9.65
                              The Account's highest/lowest quarterly returns
                               during this
                              time period were:
                               HIGHESTQ4 '0124.12%
                               LOWEST Q3 '01-25.25%
LOGO

 The year-to-date return as of December 31, 2006 is 9.65%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006         PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT/(2)/
 MIDCAP GROWTH ACCOUNT - CLASS 1 . .............      9.65         7.64               3.85
 Russell Midcap Growth Index/(1)/  .............     10.66         8.22               5.30
 Morningstar Mid-Cap Growth Category Average          9.01         6.48               6.65
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (May 1, 1998).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005       CLASS 1
 Management Fees...........................   0.90%
 Other Expenses............................   0.02
                                              ----
    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.92%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 MIDCAP GROWTH ACCOUNT - CLASS 1             $94   $293  $509  $1,131



46                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MIDCAP STOCK ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide long-term capital appreciation.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks of U.S. companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of December 31, 2006 ranged between approximately $522 million and $10.6 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Account may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called ''junk bonds''). The Account may also inveset in money market instruments for temporary or defensive purposes.


The Account may purchase or sell U.S. government securities and collateralized mortgage obligations on a ''when-issued'' or ''delayed-delivery'' basis in an aggregate of up to 20% of the market value of its total assets. The Account may invest up to 25% of its assets in securities of foreign issuers.


In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Account will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Account are:

                                                      .
                              .Foreign Securities       Market Segment (MidCap)
  . Equity Securities Risk      Risk                    Risk
                              .Real Estate
  . Small Company Risk          Securities Risk       . Derivatives Risk
                                                      .
                                                        Fixed-Income Securities
  . Underlying Fund Risk      . Exchange Rate Risk      Risk
                              .High Yield
  . MidCap Stock Risk           Securities Risk       . Prepayment Risk
  .U.S. Government
    Securities Risk



An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      47
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"2001"11.99
"2002"-10.35
"2003"27.73
"2004"14.59
"2005"13.39
"2006"16.88
                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q4 '01  14.46%
                               LOWEST  Q3 '02  -13.54%
LOGO

 The year-to-date return as of December 31, 2006 is 16.88%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                             PAST 1 YEAR
 MIDCAP STOCK ACCOUNT - CLASS 1 ........................................
                                                                                         16.88
 MIDCAP STOCK ACCOUNT - CLASS 2 ........................................
                                                                                         16.56
 S&P MidCap 400 Index /(//3//)/ ........................................                 10.32
 Morningstar Mid-Cap Blend Category Average                                              13.92
 ///(//1//)/ Performance reflects the performance of the predecessor fund.
 ///(//2//)/
  Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                             PAST 5 YEARS
 MIDCAP STOCK ACCOUNT - CLASS 1 ........................................                 11.70

 MIDCAP STOCK ACCOUNT - CLASS 2 ........................................                 11.43

 S&P MidCap 400 Index /(//3//)/ ........................................                 10.89
 Morningstar Mid-Cap Blend Category Average                                              10.51
 ///(//1//)/ Performance reflects the performance of the predecessor fund.
 ///(//2//)/
  Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                  LIFE OF ACCOUNT /(2)/
 MIDCAP STOCK ACCOUNT - CLASS 1 ........................................           13.20

 MIDCAP STOCK ACCOUNT - CLASS 2 ........................................           12.94

 S&P MidCap 400 Index /(//3//)/ ........................................
 Morningstar Mid-Cap Blend Category Average
 ///(//1//)/ Performance reflects the performance of the predecessor fund.
 ///(//2//)/
  Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or ta

FEES AND EXPENSES OF THE ACCOUNT

 These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)/

  FOR THE PERIOD ENDING DECEMBER 31, 2005                                     CLASS 1                          CLASS 2
 Management Fees.................................................              0.75%                            0.75%
 12b-1 Fees......................................................               N/A                             0.25%
 Other Expenses..................................................              0.01                             0.01
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.76%                            1.01%
 Expense Reimbursement /(2)/ ....................................               N/A                              N/A
                                                                               ----                             ----
                                                     NET EXPENSES              0.76%                            1.01%

 /(1)/ The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 /(2)/Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.80% for Class 1 shares and 1.05% for Class 2 shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                               1     3     5     10
 MIDCAP STOCK ACCOUNT - CLASS 1             $78   $165  $345   $865
 MIDCAP STOCK ACCOUNT - CLASS 2             103    219   455  1,133




48                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MIDCAP VALUE ACCOUNT

SUB-ADVISOR(S): Neuberger Berman Management, Inc. ("Neuberger Berman") and
          Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $19.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational, and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


Principal determines the portion of the Account's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors.

Among the principal risks of investing in the Account are:

  .Equity Securities                                .Market Segment (MidCap)
    Risk                   . Value Stock Risk         Risk
  . Small Company Risk     . MidCap Stock Risk




PRINCIPAL VARIABLE CONTRACTS FUND                                      49
www.principal.com

Neuberger Berman has been the Account's Sub-Advisor since its inception. Jacobs Levy has been the Account's Sub-Advisor since July 1, 2006.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03
"2001"-2.58
"2002"-9.96
"2003"36.49
"2004"22.67
"2005"10.55
"2006"13.27
                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  14.93%
                               LOWEST Q3 '02 -14.54%
LOGO

 The year-to-date return as of December 31, 2006 is 13.27%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006         PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT/(2)/
 MIDCAP VALUE ACCOUNT - CLASS 1 .. .............     13.27        13.55               13.60
 Russell Midcap Value Index/(1)/ . .............     20.22        15.88               10.93
 Morningstar Mid-Cap Value Category Average          15.89        11.55               10.54
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (May 3, 1999).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005       CLASS 1
 Management Fee .................. ........   1.05%
 Other Expenses .................. ........   0.02
                                              ----
    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.07%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 MIDCAP VALUE ACCOUNT - CLASS 1              $109  $340  $590  $1,306



50                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MONEY MARKET ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk. As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MAIN STRATEGIES AND RISKS
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or, . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


PRINCIPAL VARIABLE CONTRACTS FUND                                      51
www.principal.com

Among the principal risks of investing in the Account are:

  .Municipal Securities       .Fixed-Income           .U.S. Government
    Risk                        Securities Risk         Securities Risk
                              .U.S. Government
  .Eurodollar and Yankee        Sponsored Securities
    Obligations Risk            Risk



PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES)

"1997"5.04
"1998"5.2
"1999"4.84
"2000"6.07
"2001"3.92
"2002"1.42
"2003"0.74
"2004"0.92
"2005"2.69
"2006"4.67
                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

 The year-to-date return as of December 31, 2006 is 4.67%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                        PAST 1 YEAR            PAST 5 YEARS
 MONEY MARKET ACCOUNT - CLASS 1 ..........................................
                                                                                    4.67                    2.08
 MONEY MARKET ACCOUNT - CLASS 2...........................................          4.35                    1.71
 Lehman Brothers U.S. Treasury Bellwethers 3 Month Index/ //(1)/ .........          4.86                    2.42
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(//2//)/
  Class 1 shares began operations on March 18, 1983 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the peiords prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustement results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                        PAST 10 YEARS         LIFE OF ACCOUNT/(//2//)/
 MONEY MARKET ACCOUNT - CLASS 1 ..........................................           3.56                       3.21

 MONEY MARKET ACCOUNT - CLASS 2...........................................           3.21                       2.92
 Lehman Brothers U.S. Treasury Bellwethers 3 Month Index/ //(1)/ .........           3.84
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(//2//)/
  Class 1 shares began operations on March 18, 1983 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the peiords prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustement results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES /(1)/
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                         CLASS 1               CLASS 2 /(2)/
 Management Fees......................................          0.49%                    0.49%
 12b-1 Fees...........................................           N/A                     0.25
 Other Expenses.......................................          0.12                     0.12
                                                                ----                     ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES          0.61%                    0.86%
 Expense Reimbursement................................           N/A                      N/A
                                                                ----                     ----
                                          NET EXPENSES          0.61%                    0.86%
 ///(1) //
  /Principal has contractually agreed to limit the Account' s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.72% for
  Class 1 shares and 0.97% for Class 2 shares.
 ///(//2//) //
  /The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
  FOR THE YEAR ENDED DECEMBER 31, 2005
 Management Fees......................................
 12b-1 Fees...........................................
 Other Expenses.......................................
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES
 Expense Reimbursement................................
                                          NET EXPENSES
 ///(1) //
  /Principal has contractually agreed to limit the Account' s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.72% for
  Class 1 shares and 0.97% for Class 2 shares.
 ///(//2//) //
  /The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.


52                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 MONEY MARKET ACCOUNT - CLASS 1             $62   $133  $278  $700
 MONEY MARKET ACCOUNT - CLASS 2              88    187   389   973



PRINCIPAL VARIABLE CONTRACTS FUND                                      53
www.principal.com

MORTGAGE SECURITIES ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide a high level of current income consistent with safety and liquidity.

INVESTOR PROFILE: The Account may be appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Account invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Account may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Account may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury.


The Account invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Account also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.


Among the principal risks of investing in the Account are:

  .Fixed-Income
    Securities Risk        . Derivatives Risk          . Prepayment Risk
  .Portfolio Duration      .U.S. Government
    Risk                     Securities Risk           . Underlying Fund Risk
  .U.S. Government         .Credit and Counterparty
    Sponsored Securities     Risk
    Risk



An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

1997    9.42
1998    7.03
1999    0.51
2000    9.73
2001    7.79
2002    8.87
2003    2.14
2004    3.78
2005    2.27
2006    4.45
                               The Account's highest/lowest quarterly returns
                              during this
                               time period were:
                                HIGHEST Q3 '01  4.25%
                                LOWEST  Q2 '04  -1.26%
 LOGO

  The year-to-date return as of December 31, 2006 is 4.45%.


 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                             PAST 1 YEAR                 PAST 5 YEARS
 MORTGAGE SECURITIES ACCOUNT - CLASS 1                                    4.45                        4.27
 MORTGAGE SECURITIES ACCOUNT - CLASS 2                                    4.22                        4.03
 Citigroup Mortgage Index /(//3//)/ .........................             5.17                        4.90
 Morningstar Short Government Category Average                            3.66                        2.93
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The Fund's performance in 1998 benefited from the agreement of Edge
  Asset Management and its affiliates to limit the Fund's expenses. On March 1, 2004, the investment policies of the predecessor
  Fund were modified. As a result, the predecessor Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
 /(2)/
  Class 1 shares began operations on May 6, 1993 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                             PAST 10 YEARS                  LIFE OF ACCOUNT
                                                                                                          /(2)/
 MORTGAGE SECURITIES ACCOUNT - CLASS 1                                     5.55                                    5.37
 MORTGAGE SECURITIES ACCOUNT - CLASS 2                                     5.30                                    5.11
 Citigroup Mortgage Index /(//3//)/ .........................              6.18
 Morningstar Short Government Category Average                             4.46
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The Fund's performance in 1998 benefited from the agreement of Edge
  Asset Management and its affiliates to limit the Fund's expenses. On March 1, 2004, the investment policies of the predecessor
  Fund were modified. As a result, the predecessor Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
 /(2)/
  Class 1 shares began operations on May 6, 1993 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses, or taxes.


54                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

FEES AND EXPENSES OF THE ACCOUNT

 These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED)/(1)/

  FOR THE YEAR ENDED DECEMBER 31, 2005                                       CLASS 1                           CLASS 2
 Management Fees...............................................               0.50%                             0.50%
 12b-1 Fees....................................................                N/A                              0.25
 Other Expenses................................................               0.01                              0.01
                                                                              ----                              ----
                        TOTAL ANNUAL ACCOUNT OPERATING EXPENSES               0.51%                             0.76%
 Expense Reimbursement/(2).....................................
 /.............................................................                N/A                               N/A
                                                                              ----                              ----
                                                   NET EXPENSES               0.51%                             0.76%
 ///(1)//
  // /The estimated expenses shown in the table are intended to reflect those that will be in the effect on any ongoing basis.
 /(//2)////
  /Principal has contractually agreed to limit the Account's expenses attributable to Class 1 shares and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.54% for Class 1 shares and 0.79% for Class 2 shares.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                                                       1     3     5    10
 MORTGAGE SECURITIES ACCOUNT - CLASS 1              $52   $111  $233  $588
 MORTGAGE SECURITIES ACCOUNT - CLASS 2               78    165   345   865




PRINCIPAL VARIABLE CONTRACTS FUND                                      55
www.principal.com

PRINCIPAL LIFETIME ACCOUNTS

Principal Variable Contracts Fund, Inc. offers Accounts that are designed to meet the needs of an investor who wants an investment option that is suited to the investor's particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Accounts to align, over time, underlying investments with the changing risk tolerance of the investor. These Accounts are sometime referred as "target date funds." The target date Accounts offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the "LifeTime Accounts").


OBJECTIVE: The investment objective of each of the LifeTime 2010, 2020, 2030, 2040, and 2050 Accounts is to seek a total return consisting of long-term growth of capital and current income.

          The investment objective of the LifeTime Strategic Income Account is to seek current income.


MAIN STRATEGIES AND RISKS
To pursue its goal, each LifeTime Account invests in other Principal Accounts (the "underlying funds") that Principal and PGI, the Account's Sub-Advisor, consider appropriate based on the remaining time horizon of a particular LifeTime Account and the expected risk tolerance of those investors who have chosen that time horizon. The underlying funds provide each Account with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Account, most of the Account's assets are invested in underlying funds which are intended primarily to give the Account broad exposure to income-producing securities through their investments in fixed-income securities, "hybrid" securities - such as real estate securities and preferred securities, which may produce current income as well as capital gains - and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the LifeTime Accounts. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each LifeTime Account. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Account assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of an Account or market forces or Account circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a LifeTime Account invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund's Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a LifeTime Account must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund's appropriate benchmark and peer group.


Over time, PGI intends to gradually shift the asset allocation targets of each LifeTime Account (other than the LifeTime Strategic Income Account) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a LifeTime Account's underlying fund allocation will match that of the LifeTime Strategic Income Account. At that time the LifeTime Account may be


56                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
combined with the LifeTime Strategic Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


There can be no assurance that any LifeTime Account will achieve its investment objective. The net asset value of each of the LifeTime Account's shares is affected by changes in the value of the securities it owns. The Account's performance is directly related to the performance of the underlying funds. The ability of each LifeTime Account to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.


The broad diversification of each LifeTime Account is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a LifeTime Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Each LifeTime Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. The primary risks associated with investing in the undelrying funds are identified in the summary of each underlying funds in this prospectus.


The greater the investment by each LifeTime Account in Accounts that invest primarily in stocks, the greater the potential exposure to the following risks:

  .Equity Securities
    Risk                  . Growth Stock Risk         . Value Stock Risk
                          .Market Segment
  . Derivatives Risk        (LargeCap) Risk           . Exchange Rate Risk
  . Active Trading Risk   . Underlying Fund Risk



The greater the investment by each LifeTime Account in Accounts that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                               .
                                 Municipal Securities  .Portrfolio Duration
  . Fixed-Income Risk            Risk                    Risk
  .U.S. Government             .U.S. Government
    Securities Risk              Sponsored Securities
                                 Risk



The greater the investment by each LifeTime Account in Accounts that invest in overseas investments, the greater the potential exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Principal LifeTime Account is also subject to the following risks:



PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an underlying fund may determine to pay a redemption request by a LifeTime Account wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the LifeTime Accounts may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, advisor, distributor, and transfer agent of the LifeTime Accounts serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the LifeTime Accounts and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the LifeTime Accounts invest, there may be a conflict between the interests of the LifeTime Accounts and the economic interests of Principal and its affiliates.


As of December 31, 2005, each LifeTime Account's assets were allocated among the underlying funds as identified in the table below.


PRINCIPAL VARIABLE CONTRACTS FUND                                      57
www.principal.com

                                                                                    PRINCIPAL
                            PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL   LIFETIME
                            LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME    STRATEGIC
                              2010       2020       2030       2040       2050       INCOME
     UNDERLYING FUND         ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT     ACCOUNT
     ---------------        ---------  ---------  ---------  ---------  ---------   ---------
 Bond                         38.8%      34.5%      24.8%      16.6%       8.7%       41.7%
 Capital Value                 3.0        7.3        5.0        5.9        6.5         1.5
 Diversified International     5.6        9.9       10.2       13.1       14.8         3.4
 Equity Income                 6.1        6.1        5.0        2.7        2.0         6.2
 LargeCap Growth Equity        8.1        5.9       14.4       16.0       18.8         4.0
 LargeCap Stock Index         10.1       16.9       18.4       21.5       24.7         5.5
 LargeCap Value                5.1        5.6        9.0       10.9       12.4         3.0
 Money Market                 10.7        0.0        0.0        0.0        0.0        23.4
 Real Estate Securities        8.5        8.8        7.2        4.8        2.1         9.3
 SmallCap                      4.0        2.0        2.0        3.5        4.0         2.0
 SmallCap Growth               0.0        1.5        2.0        2.5        3.0         0.0
 SmallCap Value                0.0        1.5        2.0        2.5        3.0         0.0



HISTORICAL PERFORMANCE
The following bar charts and tables show the historical investment performance of each LifeTime Account. The bar chart for each Account shows how the Account's total return has varied year-by-year, and the table for the Account shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Account. An Account's past performance is not necessarily an indication of how the Account will perform in the future. Each Account's investment return is net of the operating expenses of each of the underlying funds. Separate account and cost of insurance and other contract level expenses are not reflected in LifeTime Account performance. Total returns would be lower if such expenses were included.

                        PRINCIPAL LIFETIME 2010 ACCOUNT

PRINCIPAL INVESTMENT STRATEGIES

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2005"5.7
2006    12.30


LOGO

                                                            The Account's highest/lowest quarterly
                                                            returns during this
                                                            time period were:
                                                             HIGHEST Q4 '06       5.11%
                                                             LOWEST Q1 '05-1.64%


 The year-to-date return as of December 31, 2006 is 12.30%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                         PAST 1 YEAR               LIFE OF ACCOUNT/(1)/
 PRINCIPAL LIFETIME 2010 ACCOUNT - CLASS 1 .............................             12.30                         11.79
 S&P 500 Index /(2)/ ...................................................             15.79                         11.66
 Lehman Brothers Aggregate Bond Index /(2)/ ............................              4.33                          2.75
 Morningstar Target-Date 2000-2014 Category Average ....................              8.60                            XX
 /(1)/// Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
 ///(2)/ Index performance does not reflect deductions for fees, expenses, or taxes.


58                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

                        PRINCIPAL LIFETIME 2020 ACCOUNT

PRINCIPAL INVESTMENT STRATEGIES

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2005"6.77
2006    15.16

LOGO

                                                            The Account's highest/lowest quarterly
                                                            returns during this
                                                            time period were:
                                                             HIGHEST Q4 '06  6.11%
                                                             LOWEST  Q1 '05  -1.60%


 The year-to-date return as of December 31, 2006 is 15.16%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                          PAST 1 YEAR             LIFE OF ACCOUNT /(1)/
 PRINCIPAL LIFETIME 2020 ACCOUNT - CLASS 1 ..............................             15.16                        14.07
 S&P 500 Index /(2)/ ....................................................             15.79                        11.66
 Lehman Brothers Aggregate Bond Index /(2)/ .............................              4.33                         2.75
 Morningstar Target-Date 2015-2029 Category Average .....................             12.41                         4.28
 /(1)/ Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
 ///(2)/ Index performance does not reflect deductions for fees, expenses, or taxes.

                        PRINCIPAL LIFETIME 2030 ACCOUNT

PRINCIPAL INVESTMENT STRATEGIES

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time.


PRINCIPAL VARIABLE CONTRACTS FUND                                      59
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2005"6.76
2006    14.83

LOGO

                                                            The Account's highest/lowest quarterly
                                                            returns during this
                                                            time period were:
                                                             HIGHEST Q4 '06  6.54%
                                                             LOWEST  Q1 '05  -1.59%


 The year-to-date return as of December 31, 2006 is 14.83%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                         PAST 1 YEAR             LIFE OF ACCOUNTS /(1)/
 PRINCIPAL LIFETIME 2030 ACCOUNT - CLASS 1 .............................             14.83                        13.91
 S&P 500 Index /(2)/ ...................................................             15.79                        11.66
 Lehman Brothers Aggregate Bond Index /(//2)/ ..........................              4.33                         2.75
 Morningstar Target-Date 2030+ Category Average ........................             14.40                           XX
 /(1)/ Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
 ///(2)/ Index performance does not reflect deductions for fees, expenses, or taxes.

                        PRINCIPAL LIFETIME 2040 ACCOUNT

PRINCIPAL INVESTMENT STRATEGIES

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2005"7.27
2006    14.83

LOGO

                                                            The Account's highest/lowest quarterly
                                                            returns during this
                                                            time period were:
                                                             HIGHEST Q4 '06  7.00%
                                                             LOWEST  Q2 '06  -1.85%


 The year-to-date return as of December 31, 2006 is 15.13%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                         PAST 1 YEAR              LIFE OF ACCOUNT /(1)/
 PRINCIPAL LIFETIME 2040 ACCOUNT - CLASS 1 .............................             15.13                         14.80
 S&P 500 Index /(2)/ ...................................................             15.79                         11.66
 Lehman Brothers Aggregate Bond Index /(2)/ ............................              4.33                          2.75
 Morningstar Target-Date 2030+ Category Average ........................             14.40                            XX
 /(1)/// Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
 ///(2)/ Index performance does not reflect deductions for fees, expenses, or taxes.


60                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

                        PRINCIPAL LIFETIME 2050 ACCOUNT

PRINCIPAL INVESTMENT STRATEGIES

The Account invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2005"7.56
2006    15.49

LOGO

                                                            The Account's highest/lowest quarterly
                                                            returns during this
                                                            time period were:
                                                             HIGHEST Q4 '06  7.46%
                                                             LOWEST  Q2 '06  -2.08%


 The year-to-date return as of December 31, 2006 is 15.49%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                         PAST 1 YEAR              LIFE OF ACCOUNT /(1)/
 PRINCIPAL LIFETIME 2050 ACCOUNT - CLASS 1 .............................             15.49                         15.06
 S&P 500 Index /(2)/ ...................................................             15.79                         11.66
 Lehman Brothers Aggregate Bond Index /(2)/ ............................              4.33                          2.75
 Morningstar Target-Date 2030+ Category Average ........................             14.40
 /(1)/// Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
 ///(2)/ Index performance does not reflect deductions for fees, expenses, or taxes.

                  PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT

PRINCIPAL INVESTMENT STRATEGIES

The Account invests primarily in underlying fixed-income accounts, but also invests in underlying equity and hybrid Accounts according to an asset allocation strategy designed for investors seeking current income from their investment.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2005"4.96
2006    10.26

LOGO

                                                            The Account's highest/lowest quarterly
                                                            returns during this
                                                            time period were:
                                                             HIGHEST Q2 '05  3.87%
                                                             LOWEST Q1 '05-1.78%


 The year-to-date return as of December 31, 2006 is 10.26%.


PRINCIPAL VARIABLE CONTRACTS FUND                                      61
www.principal.com

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                          PAST 1 YEAR             LIFE OF ACCOUNT /(1)/
 PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT - CLASS 1                                10.26                         9.86
 S&P 500 Index /(//2)/ ..................................................             15.79                        11.66
 Lehman Brothers Aggregate Bond Index /(2)/ .............................              4.33                         2.75
 Morningstar Target-Date 2000-2014 Category Average .....................              8.60                           XX
 /(1)/ Lifetime results are measured from the date the Account first sold its shares (August 30, 2004).
 ///(2)/ Index performance does not reflect deductions for fees, expenses, or taxes.

FEES AND EXPENSES OF THE LIFETIME ACCOUNTS
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the LifeTime Accounts during the fiscal year ended December 31, 2005. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the LifeTime Accounts through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended December 31, 2005.

The examples are intended to help you compare the cost of investing in an Account with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in an Account for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Account's operating expenses, including the operating expenses of the underlying funds, remain the same. Although your actual costs may be higher or lower than those shown in the examples.


These fees and expenses shown in the table and included in the examples do not include the effect of any sales charge, separate account expenses or contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the performance shown.


        10 YEARS                                               ANNUAL FUND OPERATING EXPENSES
                                                    (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS)
                         ------------------------------------------------------------------------------------------------
                                                                                                             ACQUIRED
                                                                                                               FUND
                                                                                                           ("UNDERLYING
                                                                                                              FUND")
                          MANAGEMENT       OTHER       GROSS FEES         EXPENSE(1)       NET FEES          FEES AND
  CLASS 1 SHARES             FEES        EXPENSES     AND EXPENSES     REIMBURSEMENT     AND EXPENSES        EXPENSES
 Principal LifeTime
 2010                        0.12%         0.08%          0.20%            0.04%             0.16%            0.72%
 Principal LifeTime
 2020                        0.12          0.04           0.16             0.03              0.13             0.74
 Principal LifeTime
 2030                        0.12          0.26           0.38             0.22              0.16             0.79
 Principal LifeTime
 2040                        0.12          0.44           0.56             0.43              0.13             0.78
 Principal LifeTime
 2050                        0.12          0.99           1.11             0.99              0.12             0.91
 Principal LifeTime
 Strategic Income            0.12          0.15           0.27             0.13              0.14             0.64
 ///(//1)//
  /Principal has contractually agreed to limit the Account's expenses (not including underlying fund expenses) and if necessary, pay expenses normally payable by the Accounts, through the period ending April 30, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.16% for the
  Principal LifeTime 2010 Account, 0.13% for the Principal LifeTime 2020 Account, 0.16% for the Principal LifeTime 2030 Account,
  0.13% for the Principal LifeTime 2040 Account, 0.12% for the Principal LifeTime 2050 Account and 0.14% for the Principal Strategic
  Income Account.
        10 YEARS



                             TOTAL
                             ANNUAL
                            ACCOUNT
  CLASS 1 SHARES           OPERATING
                            EXPENSES
 Principal LifeTime          0.88%
 2010
 Principal LifeTime          0.87
 2020
 Principal LifeTime          0.95
 2030
 Principal LifeTime          0.91
 2040
 Principal LifeTime          1.03
 2050
 Principal LifeTime          0.78
 Strategic Income
 ///(//1)//
  /Principal has contractually agreed to limit the Account's expenses (not including underlying fund expenses) and if necessary, pay expenses normally payable by the Accounts, through the period ending April 30, 2007. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.16% for the
  Principal LifeTime 2010 Account, 0.13% for the Principal LifeTime 2020 Account, 0.16% for the Principal LifeTime 2030 Account,
  0.13% for the Principal LifeTime 2040 Account, 0.12% for the Principal LifeTime 2050 Account and 0.14% for the Principal Strategic
  Income Account.


              10 YEARS                           EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000
                                      INVESTMENT ASSUMING A 5% ANNUAL RETURN AND REDEMPTION AT THE END OF EACH PERIOD:
                                      ---------------------------------------------------------------------------------
  CLASS 1 SHARES                            1 YEAR              3 YEARS              5 YEARS              10 YEARS
 Principal LifeTime 2010                     $ 93                $292                $  508                $1,130
 Principal LifeTime 2020                       91                 286                   497                 1,107
 Principal LifeTime 2030                      112                 364                   637                 1,414
 Principal LifeTime 2040                      122                 411                   721                 1,600
 Principal LifeTime 2050                      172                 602                 1,058                 2,322
 Principal LifeTime Strategic Income           89                 286                   500                 1,116




62                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

REAL ESTATE SECURITIES ACCOUNT

SUB-ADVISOR(S): Principal Real Estate Investors, LLC ("Principal - REI")

OBJECTIVE: The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

INVESTOR PROFILE: The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account may invest in smaller capitalization companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


The Account is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Account is subject to non-diversification risk.

Among the principal risks of investing in the Account are:

  .Equity Securities
    Risk                   . Derivatives Risk       . Small Company Risk
  .Foreign Securities                               .Real Estate Securities
    Risk                   . Exchange Rate Risk       Risk
  . Sector Risk            . Underlying Fund Risk   . Non-Diversification Risk
  . Prepayment Risk        . Active Trading Risk



Principal - REI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      63
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1999"-4.48
"2000"30.97
"2001"8.75
"2002"7.72
"2003"38.91
"2004"34.53
"2005"15.85
"2006"36.61
                                                            The Account's highest/lowest quarterly
                                                            returns during this
                                                            time period were:
                                                             HIGHESTQ4 '0417.84%
                                                             LOWEST Q3 '99-8.40%
LOGO

 The year-to-date return as of December 31, 2006 is 36.61%.

                                                             (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006           PAST 1 YEAR             PAST 5 YEARS               LIFE OF ACCOUNT /(2)/
 REAL ESTATE SECURITIES ACCOUNT - CLASS 1....          36.61                    26.08                          17.51
 REAL ESTATE SECURITIES ACCOUNT - CLASS 2....          36.26                    25.79                          17.28
 MSCI US REIT Index/(1)/ ......... ..........          35.92                    23.22                          12.60
 Morningstar Specialty - Real Estate Category
 Average.....................................          33.61                    22.98                          12.68
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES/ //(1)/
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                 CLASS 1                    CLASS 2
 Management Fees............................            0.88%                      0.88%
 12b-1 Fees ...................... .........             N/A                       0.25
 Other Expenses .................. .........            0.01                       0.01
                                                        ----                       ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES            0.89%                      1.14%
 /(1)/
  Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 sharesand, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for
  Class 1 shares and 1.15% for Class 2 shares.
 ///(2)/
  The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

  /(//2//)/

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------
                                                         1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT - CLASS 1             $91   $193  $402  $1,005
 REAL ESTATE SECURITIES ACCOUNT - CLASS 2             116    246   511   1,270



64                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SHORT-TERM BOND ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks to provide current income.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Account invests primarily in short-term fixed-income securities. Under normal circumstances, the Account maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years.
In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the four highest grades by Standard &
  Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The Account may invest up to 15% of its assets in below-investment-grade fixed-income securities ("junk bonds") and may enter into reverse repurchase agreements and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Account may actively trade securities in an attempt to achieve its objective.


Among the principal risks of investing in the Account are:

  . Fixed-Income Securities Risk                            . Derivatives Risk          . Active Trading Risk
  . High Yield Securities Risk                              . Portfolio Duration Risk   . Prepayment Risk
                                                                                        .
                                                            .U.S. Government              Real Estate Securities
  . Credit and Counterparty Risk                              Securities Risk             Risk
  . U.S. Government Sponsored Securities Risk



PGI has been the Account's Sub-Advisor since its inception.An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      65
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2004"1.3

"2005"1.8
2006    4.44


                                                            The Account's highest/lowest quarterly
LOGO                                                        returns during this
                                                            time period were:
                                                             HIGHEST Q4 '06  2.21%
                                                             LOWEST  Q2 '04  -1.58%


 The year-to-date return as of December 31, 2006 is 4.44%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                            PAST 1 YEAR                     LIFE OF ACCOUNT/(2)/
 SHORT-TERM BOND ACCOUNT - CLASS 1 ........................              4.44                                2.26
 Lehman Brothers MF (1-3) US Government Credit
 Index/(//3//)/ ...........................................              4.25
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index                      4.22                                1.87
 Morningstar Short-Term Bond Category Average .............              4.01                                1.64
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 1, 2003 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.

ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                    CLASS 1
 Management Fees........................................   0.50%
 Other Expenses.........................................   0.07
                                                           ----
                 TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.57%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 SHORT-TERM BOND ACCOUNT - CLASS 1                                                     $58   $183  $318  $714



66                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SHORT-TERM INCOME ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Account invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations (''NRSRO'') or, in the opinion of Edge, are of comparable quality (''investment-grade''). Under normal circumstances, the Account maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Account's investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Account may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Account may invest up to 5% of its assets in preferred stock. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Account may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Account may borrow money, enter into reverse repurchase agreements, and/or dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Account may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.


Among the principal risks of investing in the Account are:

  .Fixed-Income Securities
    Risk                      . Derivatives Risk      . Underlying Fund Risk
  .U.S. Government            .Portfolio Duration
    Securities Risk             Risk                  . Prepayment Risk
                                                      .Real Estate Securities
  . Foreign Securities Risk   . Exchange Rate Risk      Risk
  .U.S. Government
    Sponsored Securities
    Risk



An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      67
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

1997    5.90
1998    5.28
1999    2.89
2000    8.23
2001    8.15
2002    6.26
2003    5.52
2004    2.07
2005    1.64
2006    4.59
                                        The Account's highest/lowest quarterly
                              returns during this
                                        time period were:
                                         HIGHEST Q3 '01  3.20%
                                         LOWEST  Q2 '04  -1.41%
 LOGO

  The year-to-date return as of
  December 31, 2006 is 4.59%.


 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                         PAST 1 YEAR           PAST 5 YEARS            PAST 10 YEARS
 SHORT-TERM INCOME ACCOUNT - CLASS 1 .......................          4.59                  4.00                     5.03
 SHORT-TERM INCOME ACCOUNT - CLASS 2 .......................          4.24                  3.77                     4.79
 Citigroup Broad Investment-Grade Credit 1-3 Years Index
 /(//2//)/ .................................................          4.88                  4.12                     5.61
 Morningstar Short-Term Bond Category Average ..............          4.01                  3.15                     4.59
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor's fund's performance between 1996 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 ///(//2//)/ Index performance does not reflect deductions for fees, expenses, or taxes.

 /(1)/

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)///

  FOR THE YEAR ENDED DECEMBER 31, 2005                                        CLASS 1                          CLASS 2
 Management Fees.................................................              0.50%                            0.50%
 12b-1 Fees......................................................               N/A                             0.25
 Other Expenses..................................................              0.03                             0.03
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.53%                            0.78%
 Expense Reimbursement /(2)/ ....................................               N/A                              N/A
                                                                               ----                             ----
                                                     NET EXPENSES              0.53%                            0.78%
 ///(1) /The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 /(2)/Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.61% for Class 1 shares and 0.86% for Class 2 shares.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 SHORT-TERM INCOME
 ACCOUNT - CLASS 1                       $54   $116  $242  $611
 SHORT-TERM INCOME
 ACCOUNT - CLASS 2                        80    170   354   886




68                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SMALLCAP ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


PGI may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risks                 . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk     . Value Stock Risk
                                                  .Initial Public Offerings
  . Exchange Rate Risk    . Active Trading Risk     Risk
  . Small Company Risk



PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


PRINCIPAL VARIABLE CONTRACTS FUND                                      69
www.principal.com

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1999 "43.58

"2000"-11.73


"2001 "2.55


"2002"-27.33


"2003 "36.82


"2004 "19.82
"2005"7.04
"2006"12.70

                                                            The Account's highest/lowest quarterly
"2005 "7.04                                                 returns during this
                                                            time period were:
                                                             HIGHESTQ2 '9926.75%
                                                             LOWEST Q3 '01-25.61%
LOGO

 The year-to-date return as of December 31, 2006 is 12.70%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006         PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT/(2)/
 SMALLCAP ACCOUNT - CLASS 1 ...... .............     12.70         7.52               4.67
 Russell 2000 Index/(1)/ ......... .............     13.35         6.93               5.77
 Morningstar Small Blend Category Average ......     15.06        11.72               8.23
 /(1) /Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/ Lifetime results are measured from the date the Account was first sold (May 1, 1998).

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005       CLASS 1
 Management Fees...........................   0.85%
 Other Expenses............................   0.03
                                              ----
    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.88%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP ACCOUNT - CLASS 1              $90   $281  $488  $1,084



70                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SMALLCAP GROWTH ACCOUNT

SUB-ADVISOR(S): UBS Global Asset Management (Americas), Inc. ("UBS Global AM"),
          Emerald Advisers, Inc. ("Emerald"), and Essex Investment Management Company, LLC ("Essex")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000/(R)/ Growth Index at the time of purchase (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


UBS Global AM may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Account's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


Principal determines the portion of the Account's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Growth Stock Risk       Risk
  . Exchange Rate Risk    . Small Company Risk    . Sector Risk
  . MidCap Stock Risk




PRINCIPAL VARIABLE CONTRACTS FUND                                      71
www.principal.com

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. Emerald was added as an additional Sub-Advisor on August 26, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69

"2000"-13.91


"2001"-32.01


"2002"-45.85


"2003 "45.64

"2004"11.24
"2005"6.67
"2006"8.97

                                          The Account's highest/lowest quarterly
                                           returns during this
                                                             time period were:
                                                              HIGHESTQ4 '9959.52%
                                                              LOWEST Q3 '01-37.66%
 LOGO

  The year-to-date return as of December 31, 2006 is 8.97%.

                                                              (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006        PAST 1 YEAR              PAST 5 YEARS                 LIFE OF ACCOUNT/(2)/
 SMALLCAP GROWTH ACCOUNT - CLASS 1.......            8.97                     0.39                                      2.15
 SMALLCAP GROWTH ACCOUNT - CLASS 2.......            8.69                     0.10                                      1.91
 Russell 2000 Growth Index/(1)/ .........           18.37                    11.39
 Morningstar Small Growth Category
 Average.................................           10.50                     6.12
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)/

  FOR THE YEAR ENDED DECEMBER 31, 2005                                     CLASS 1                            CLASS 2
 Management Fees.............................................               1.00%                              1.00%
 12b-1 Fees..................................................                N/A                               0.25
 Other Expenses..............................................               0.05                               0.05
                                                                            ----                               ----
                      TOTAL ANNUAL ACCOUNT OPERATING EXPENSES               1.05%                              1.30%
 Expense Reimbursement/(2)...................................
 /...........................................................               0.03                               0.03
                                                                            ----                               ----
                                                 NET EXPENSES               1.02%                              1.27%

 /(1)/// The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 /(//2//)////
  /Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.02% for Class 1 shares and 1.27% for Class 2 shares.


 EXAMPLE


72                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 SMALLCAP GROWTH ACCOUNT - CLASS 1                                                     $104  $226  $471  $1,175
 SMALLCAP GROWTH ACCOUNT - CLASS 2                                                      129   279   580   1,435



PRINCIPAL VARIABLE CONTRACTS FUND                                      73
www.principal.com

SMALLCAP VALUE ACCOUNT

SUB-ADVISOR(S): Mellon Equity Associates, LLP ("Mellon Equity") and J.P. Morgan
          Investment Management, Inc. ("Morgan")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

MAIN STRATEGIES AND RISKS
The Account invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities. The Account may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.

Morgan uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include various valuation and momentum measures. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


The portion of the Account managed by Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.


In selecting investments for the Account, Mellon Equity uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


Principal determines the portion of the Account's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors.


74                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Value Stock Risk        Risk
  . Exchange Rate Risk    . Small Company Risk    . Sector Risk
                          .
  . MidCap Stock Risk       Underlying Fund Risk



J.P. Morgan has been the Account's Sub-Advisor since its inception. On August 8, 2005, Mellon Equity also became Sub-Advisor to the Account.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1)

"1999 "21.45

"2000 "23.87


"2001"6.25


"2002"-8.86


"2003 "50.61


"2004 "23.08
"2005"6.22
"2006"18.64

                                                                       The Account's highest/lowest quarterly
                                                              returns during this
                                                                       time period were:
                                                                        HIGHESTQ2 '0323.76%
                                                                        LOWEST  Q3 '02  -17.74%
 LOGO

  The year-to-date return as of December 31, 2006 is 18.64%.


 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006         PAST 1 YEAR             PAST 5 YEARS                 LIFE OF ACCOUNT/(2)/
 SMALLCAP VALUE ACCOUNT - CLASS 1  ........
                                                     18.64                    16.31                                    13.02
 SMALLCAP VALUE ACCOUNT - CLASS 2  ........
                                                     18.33                    16.09                                    12.84
 Russell 2000 Value Index/(1)/ ... ........          23.48                    15.38
 Morningstar Small Value Category Average .          16.27                    13.85
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2005                                        CLASS 1                          CLASS 2
 Management Fees.................................................              1.09%                            1.09%
 12b-1 Fees......................................................               N/A                             0.25
 Other Expenses..................................................              0.04                             0.04
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              1.13%                            1.38%
 Expense Reimbursement/(2)/
 /............................../................................              0.12                             0.12
                                                                               ----                             ----
                                                     NET EXPENSES              1.01%                            1.26%

 /(1)///// The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
 ////Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending April 29, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.01% for Class 1 shares and 1.26% for Class 2 shares.

  (estimated)/(1)/


PRINCIPAL VARIABLE CONTRACTS FUND                                      75
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 SMALLCAP VALUE ACCOUNT - CLASS 1              $103  $240  $504  $1,258
 SMALLCAP VALUE ACCOUNT - CLASS 2               128   293   612   1,516



76                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

STRATEGIC ASSET MANAGEMENT ("SAM") PORTFOLIOS
Principal Variable Contracts Fund provides a broad selection of investment choices, including asset allocation strategies available through the SAM Flexible Income, SAM Conservative Balanced, SAM Balanced, SAM Conservative Growth, and SAM Strategic Growth Portfolios (each a "Portfolio," collectively the ''Portfolios''). The SAM Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return. The SAM Portfolios invest principally in shares of the Equity Funds and Fixed-Income Funds, as defined below, and the Money Market Account (collectively the "Underlying Funds''). The ''Equity Funds'' include the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth, and Diversified International Accounts. The ''Fixed-Income Funds'' include the Short-Term Income, Mortgage Securities, and Income Accounts, and the High Yield Fund II series of Principal Investors Fund (the "PIF High Yield Fund"), a diversified mutual fund sub-advised by Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) ("Edge"), which is not available for direct purchase through the applicable variable annuity contract, variable life insurance contract or retirement plan that offers the Portfolios and Funds of Principal Variable Contracts Fund.

MAIN STRATEGIES FOR THE PORTFOLIOS
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge's outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:
.. short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
.. other short-term fixed-income securities rated A or higher by Moody's
  Investors Services, Inc. (''Moody's''), Fitch Ratings (''Fitch''), or Standard & Poor's (''S&P'') or, if unrated, of comparable quality in the opinion of Edge;
.. commercial paper, including master notes;
.. bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and
.. repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge's current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio's assets, Edge will generally consider, among other things, the following factors:

 Federal Reserve         Government budget       State and federal fiscal
 monetary policy         deficits                policies
 Consumer debt           Tax policy              Trade pacts
 Corporate profits       Demographic trends      Interest rate changes
 Governmental
 Elections               Mortgage demand         Business confidence
 Employment trends       Business spending       Geopolitical risks
                         Inflationary
 Consumer spending       pressures               Wage and payroll trends
 Currency flows          Housing trends          Investment flows
 Commodity prices        GDP growth              Import prices
                         Historical financial
 Yield spreads           market returns          Factory capacity utilization
                                                 Market capitalization relative
 Stock market volume     Inventories             values
 Capital goods
 expenditures            Investor psychology     Productivity growth
 Historical asset
 class returns           Technology trends       Asset class correlations
 Cyclical and secular    Risk/return
 economic trends         characteristics         Business activity
                                                 Performance attribution by
 Volatility analysis     Stock valuations        allocation and sector
 Consumer confidence




PRINCIPAL VARIABLE CONTRACTS FUND                                      77
www.principal.com

The discussion of each Portfolio's and Underlying Fund's principal investment strategies includes some of the principal risks of investing in such a portfolio or fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or Underlying Fund under ''Certain Investment Strategies and Related Risks.''


MAIN RISKS
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio's shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio's investments are invested in the Underlying Funds and, as a result, the Portfolio's performance is directly related to their performance. A Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio's broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio's overall price swings. However, the Portfolio's share prices will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Portfolio's assets rise or fall, the Portfolio's share price changes.


Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them. The primary risks associated with investing in the Underlying Funds are identified in the summary of each Underlying Fund in this prospectus.


The greater the investment by each Portfolio in Underlying Funds that invest primarily in stocks, the greater the potential exposure to the following risks:


The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                              .Municipal Securities    .Portfolio Duration
  . Fixed-Income Risk           Risk                     Risk
  .U.S. Government                                     .High Yield Securities
    Securities Risk           . Prepayment Risk          Risk
  .U.S. Government            .Real Estate
    Sponsored Securities        Securities Risk
    Risk



The greater the investment by each Portfolio in Underlying Funds that invest in overseas investments, the greater the exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Portfolio is also subject to the following risks:


78                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, advisor, distributor, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.


As of December 31, 2005, the Portfolios' assets were allocated among the Underlying Funds as follows:

                                  FLEXIBLE           CONSERVATIVE                             CONSERVATIVE           STRATEGIC
                                   INCOME              BALANCED            BALANCED              GROWTH               GROWTH
 UNDERLYING FUND /(1)/            PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO             PORTFOLIO
  REIT Fund                          1.1%                2.1%                 3.4%                4.2%                  4.2%
  Equity Income Fund                 4.3                 8.7                 11.6                15.1                  15.7
  Growth & Income Fund               6.4                 9.1                 13.8                17.9                  20.0
  West Coast Equity Fund             1.2                 3.7                  5.8                 7.7                   8.9
  Mid Cap Stock Fund                 3.0                 3.4                  5.8                 7.1                   9.0
  Growth Fund                        6.5                 9.4                 14.9                18.6                  21.2
  Small Cap Value Fund               1.2                 1.5                  2.4                 3.2                   3.4
  Small Cap Growth Fund              1.0                 1.1                  1.9                 2.6                   3.0
  International Growth Fund          0.0                 4.7                  6.4                 9.0                  10.2
  Short Term Income Fund            11.8                 5.7                  1.1                 0.0                   0.0
  U.S. Government Securities
  Fund                              31.9                26.8                 17.4                 7.7                   0.0
  Income Fund                       24.8                18.0                 10.9                 4.0                   0.0
  WM Trust I High Yield Fund         6.8                 5.8                  4.7                 2.9                   4.4
 ///(1)/
  As of December 31, 2005, each of the Underlying Funds, except WM Trust I High Yield Fund, was a series of WM Variable Trust
  ("WMVT"). Each Underlying Fund has been combined into a series of Principal Variable Contracts Fund as follows:

         WMVT ACQUIRED FUNDS                 PVC ACQUIRING FUNDS
         -------------------                 -------------------
   Equity Income Fund                 Equity Income Account I
   Growth Fund                        Growth Account
   Growth & Income Fund               LargeCap Blend Account
   Income Fund                        Income Account
   International Growth Fund          Diversified International Account
   Mid Cap Stock Fund                 MidCap Stock Account
   Money Market Fund                 Money Market Account
   REIT Fund                          Real Estate Securities Account
   Short Term Income Fund             Short-Term Income Account
   Small Cap Growth Fund              SmallCap Growth Account
   Small Cap Value Fund               SmallCap Value Account
   U.S. Government Securities Fund    Mortgage Securities Account
   West Coast Equity Fund             West Coast Equity Account


 //
 Similarly, the WM Trust I High Yield Fund has been combined with the PIF
  High Yield Fund II.



OTHER COMMON RISKS . Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including maker notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

  .Fixed-Income            .U.S. Government
    Securities Risk          Securities Risk           . Derivatives Risk



HISTORICAL PERFORMANCE
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided below with the description of each Portfolio. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio's investment return is net of the operating expenses of each of the Underlying


PRINCIPAL VARIABLE CONTRACTS FUND                                      79
www.principal.com

Funds. The separate account expenses, cost of insurance or other contract-level expenses are not included in the performance for each SAM Portfolio. Total returns would be lower if such expenses were included.

                           FLEXIBLE INCOME PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide a high level of total return
          (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio offers investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in the Underlying Funds.

The Portfolio generally invests no more than 30% of its net assets in Equity Funds.


The Portfolio may invest up to 40% of its assets in each of the Short-Term Income, Mortgage Securities, Income and Money Market Accounts. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 30% of its assets in each of the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value and SmallCap Growth Accounts and the High Yield Fund II.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper including master notes), bank obligations and repurchase agreements.


A Portoflio's past performance is not necessarily an indication of how the Portoflio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

1998    11.75
1999    8.58
2000    5.79
2001    4.84
2002    2.14
2003    13.30
2004    6.47
2005    3.41
2006    6.84
                                      The Portfolio's highest/lowest quarterly
                            returns during this
                                      time period were:
                                       HIGHEST Q2 '03 6.48 %
                                       LOWEST  Q3 '02 -1.24 %
LOGO

 The year-to-date return as of
 December 31, 2006 is 6.84%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                       PAST 1 YEAR        PAST 5 YEARS         LIFE OF PORTFOLIO /(2)/
 SAM FLEXIBLE INCOME PORTFOLIO - CLASS 1 ..................
                                                                    6.84               6.36                      6.98
 SAM FLEXIBLE INCOME PORTFOLIO - CLASS 2 ..................
                                                                    6.61               6.10                      6.72
 S&P 500 Index /(//3//)/ ..................................        15.79               6.19
 Lehman Brothers Aggregate Bond Index /(//3//)/ ...........         4.33               5.06
 20% S&P Index and 80% Lehman Brothers Aggregate Bond Index
 /(//3//)/.................................................         6.62               5.44
 Morningstar Conservative Allocation Category Average .....         8.17               5.66
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance between 1997 and 1999 benefited from the agreement of Edge and its affiliates to limit the fund's expenses.
 /(2)/
  Class 1 shares began operations on September 9, 1997 and Class 2 shares began operations on January 8, 2007. The returns for
  Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.


80                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

                        CONSERVATIVE BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide a high level of total return
          (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio offers investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in the Underlying Funds.

The Portfolio invests between 40% and 80% of its net assets in a combination of Fixed-Income Funds and the Money Market Account and between 20% and 60% of its net assets in the Equity Funds.


Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of its assets in each of the Short-Term Income, Mortgage Securities, Income and Money Market Accounts. Up to 30% of its assets in each of the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Accounts and in the High Yield Fund II.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


A Portoflio's past performance is not necessarily an indication of how the Portoflio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

1999    1.88
2000    5.03
2001    2.40
2002    -2.26
2003    17.09
2004    8.21
2005    4.59
2006    8.83

                                      The Portfolio's highest/lowest quarterly
                            returns during this
                                      time period were:
                                       HIGHEST Q2 '03 8.35 %
                                       LOWEST  Q3 '02 -4.43 %
LOGO

 The year-to-date return as of
 December 31, 2006 is 8.83%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                         PAST 1 YEAR       PAST 5 YEARS        LIFE OF PORTFOLIO /(2)/
 SAM CONSERVATIVE BALANCED PORTFOLIO - CLASS 1                        8.83              7.11                      5.63
 SAM CONSERVATIVE BALANCED PORTFOLIO - CLASS 2                        8.50              6.83                      5.37
 S&P 500 Index /(//3//)/ .....................................       15.79              6.19
 Lehman Brothers Aggregate Bond Index /(//3//)/ ..............        4.33              5.06
 40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond
 Index /(//3//)/..............................................        8.91              5.75
 Morningstar Conservative Allocation Category Average                 8.17              5.66
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. Effective August 1, 2000, the investment objective and policies of the predecessor fund changed. Accordingly, the performance of the predecessor fund shown above may not reflect what the predecessor fund's performance would have been under its current investment objective and policies. The predecessor fund's performance between 1998 and 2003 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 /(2)/
  Class 1 shares began operations on April 23, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class
  2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.


PRINCIPAL VARIABLE CONTRACTS FUND                                      81
www.principal.com

                               BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide as high a level of total return
          (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio offers investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in the Underlying Funds.

The Portfolio invests at least 30% and no more than 70% of its net assets in the Equity Funds and at least 30% and no more than 70% of its net assets in a combination of Fixed-Income Funds and the Money Market Account.


Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of its assets in each of the Short-Term Income, Mortgage Securities, Income and Money Market Accounts. Subject to the limits in the prior paragraph, the Portfolio may invest up to 30% of its assets in each of the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCapGrowth, SmallCap Value, SmallCap Growth and Diversified International Accounts and the High Yield Fund II.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


A Portoflio's past performance is not necessarily an indication of how the Portoflio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1998"17.18

"1999"27.71


"2000"0.49


"2001"0.13


"2002"-8.78


"2003"22.74


"2004"10.12
2006    10.61

                             returns during this
                                       time period were:
                                        HIGHEST Q4 '99 15.37 %
                                        LOWEST  Q3 '02 -8.44 %
LOGO

 The year-to-date return as of
 December 31, 2006 is 10.61%.


82                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                    PAST 1 YEAR         PAST 5 YEARS          LIFE OF PORTFOLIO /(2)/
 SAM BALANCED PORTFOLIO - CLASS 1 ... .....                     10.61                7.65                        8.98
 SAM BALANCED PORTFOLIO - CLASS 2 ... .....                     10.38                7.39                        8.72
 S&P 500 Index /(//3//)/ ...............................        15.79                6.19
 Lehman Brothers Aggregate Bond Index /(//3//)/ ........         4.33                5.06
 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond
 Index /(3)/............................................        11.20                5.98
 Morningstar Moderate Allocation Category Average               11.26                6.09
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance between 1997 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 /(2)/
  Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.

                         CONSERVATIVE GROWTH PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio offers investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in the Underlying Funds.

The Portfolio generally invests at least 60% of its net assets in Equity Funds.


The Portfolio may invest up to 30% of its assets in each of the Short-Term Income, Mortgage Securities, Income and Money Market Accounts. Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of their assets in each of the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Accounts and the High Yield Fund II.


The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


A Portoflio's past performance is not necessarily an indication of how the Portoflio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1998"19.91

"1999"39.36


"2000"-2.49


"2001"-3.56


"2002"-15.52


"2003"28.74


"2004"11.78
2005    7.04
2006    12.20

                                       The Portfolio's highest/lowest quarterly
                             returns during this
                                       time period were:
                                        HIGHEST Q4 '99 21.54 %
                                        LOWEST  Q3 '01 -12.83 %
LOGO

 The year-to-date return as of
 December 31, 2006 is 12.20%.


PRINCIPAL VARIABLE CONTRACTS FUND                                      83
www.principal.com

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                       PAST 1 YEAR        PAST 5 YEARS         LIFE OF PORTFOLIO /(2)/
 SAM CONSERVATIVE GROWTH PORTFOLIO - CLASS 1                       12.20               7.86                      9.60
 SAM CONSERVATIVE GROWTH PORTFOLIO - CLASS 2                       11.95               7.59                      9.33
 S&P 500 Index /(//2//)/ ..................................        15.79               6.19
 Lehman Brothers Aggregate Bond Index /(//2//)/ ...........         4.33               5.06
 80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond
 Index /(2)/...............................................        13.50               6.12
 Morningstar Moderate Allocation Category Average .........        11.26               6.09
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance between 1997 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 /(2)/
  Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.

                           STRATEGIC GROWTH PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio offers investors the potential for a high level of capital growth, and a corresponding level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in the Underlying Funds.

The Portfolio generally invests at least 75% of its net assets in the Equity Funds.


The Portfolio may invest up to 25% of its assets in each of the Short-Term Income and Money Market Accounts and the High Yield Fund II. Subject to the limits in the prior paragraph, the Portfolio may invest up to 50% of its assets in each of the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Accounts.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


A Portoflio's past performance is not necessarily an indication of how the Portoflio will perform in the future. Performance figures for the Portfolio do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Portfolio would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1998"26.19

"1999"47.95


"2000"-3.73


"2001"-6.25


"2002"-20.53


"2003"33.07


"2004"12.83
2005    7.71
2006    13.06

                                       The Portfolio's highest/lowest quarterly
                            returns during this
                                       time period were:
                                        HIGHEST Q4 '99 25.82 %
                                        LOWEST  Q3 '01 -17.07 %
LOGO

 The year-to-date return as of
 December 31, 2006 is 13.06%.


84                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006        PAST 1 YEAR              PAST 5 YEARS               LIFE OF PORTFOLIO /(2)/
 SAM STRATEGIC GROWTH PORTFOLIO - CLASS 1
                                                    13.06                     7.76                            10.58
 SAM STRATEGIC GROWTH PORTFOLIO - CLASS 2
                                                    12.77                     7.53                            10.33
 S&P 500 Index /(//3//)/ ................           15.79                     6.19
 Russell 3000 Index /(//3//)/ ...........           15.72                     7.17
 Morningstar Large Blend Category Average           14.12                     5.92
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance between 1997 and 1999 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 /(2)/
  Class 1 shares began operations on June 3, 1997 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.


PRINCIPAL VARIABLE CONTRACTS FUND                                      85
www.principal.com

FEES AND EXPENSES OF THE SAM PORTFOLIOS
Each of the SAM Portfolios offers Class 1 and Class 2 shares, which are subject to different fees and expenses. This section describes the fees and expenses that you may pay if you invest in Class 1 or Class 2 shares of a SAM Portfolio. Estimated expenses of the Underlying Funds in which the SAM portfolios invest are included. Insurance-related charges and expenses are not included. If insurance-related charges or expenses were included, the expenses shown would be higher. The examples below are intended to help you compare the cost of investing in the SAM Portfolios with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in the noted class of shares has a 5% return each year, as required for illustration purposes by the SEC, and that the SAM Portfolio's operating expenses, including the operating expenses of the Underlying Funds, remain the same. Your actual costs may be higher or lower than those in the examples.

ESTIMATED AGGREGATE PORTFOLIO EXPENSES

                                                           CLASS 1 SHARES
                                                           --------------
       10 YEARS                                          ANNUAL PORTFOLIO OPERATING EXPENSES /(1)/
                                                                        (ESTIMATED)
                                                     EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
                        ------------------------------------------------------------------------------------------------
                                                                                                          ACQUIRED
                                                                                                            FUND
                                                                                                     ("UNDERLYING FUND")
                        MANAGEMENT  12B-1   OTHER     GROSS FEES        EXPENSE          NET FEES         FEES AND
  PORTFOLIO                FEES     FEES   EXPENSES  AND EXPENSES  REIMBURSEMENT/(2)/  AND EXPENSES       EXPENSES
 Flexible Income          0.25%     0.00%   0.01%       0.26%            0.00%            0.26%             0.61%
 Conservative Balanced    0.25      0.00    0.01        0.26             0.00             0.26              0.66
 Balanced                 0.25      0.00    0.01        0.26             0.00             0.26              0.71
 Conservative Growth      0.25      0.00    0.01        0.26             0.00             0.26              0.78
 Strategic Growth         0.25      0.00    0.01        0.26             0.00             0.26              0.82
                                                           CLASS 1 SHARES
                                                           --------------
       10 YEARS



                             TOTAL
  PORTFOLIO                 ANNUAL
                           PORTFOLIO
                           OPERATING
                         EXPENSES/(2)/
 Flexible Income             0.87%
 Conservative Balanced       0.92
 Balanced                    0.97
 Conservative Growth         1.04
 Strategic Growth            1.08


                                                           CLASS 2 SHARES
                                                           --------------
        10 YEARS                                          ANNUAL PORTFOLIO OPERATING EXPENSES /(1)/
                                                                         (ESTIMATED)
                                                      EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
                          ---------------------------------------------------------------------------------------



                           MANAGEMENT    12B-1     OTHER       GROSS FEES          EXPENSE            NET FEES
  PORTFOLIO                   FEES       FEES     EXPENSES    AND EXPENSES    REIMBURSEMENT/(2)/    AND EXPENSES
 Flexible Income             0.25%       0.25%     0.01%         0.51%              0.00%              0.51%
 Conservative Balanced       0.25        0.25      0.01          0.51               0.00               0.51
 Balanced                    0.25        0.25      0.01          0.51               0.00               0.51
 Conservative Growth         0.25        0.25      0.01          0.51               0.00               0.51
 Strategic Growth            0.25        0.25      0.01          0.51               0.00               0.51
 ///(1)/ The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Portfolios' expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolios, through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.30% for the Class 1 shares and 0.55% for the Class 2 shares of the Flexible Income Portfolio, 0.35% for the Class 1 shares and 0.60% for the Class 2 shares of the Conservative Balanced Portfolio, 0.28% for the Class 1 shares and 0.53% for the Class 2 shares of the
  Balanced Portfolio, 0.29% for the Class 1 shares and 0.54% for the Class 2 shares of the Conservative Growth Portfolio and 0.30%
  for the Class 1 shares and 0.55% for the Class 2 shares of the Strategic Growth Portfolio.
                                                           CLASS 2 SHARES
                                                           --------------
        10 YEARS




                                ACQUIRED             TOTAL
  PORTFOLIO                       FUND              ANNUAL
                           ("UNDERLYING FUND")     PORTFOLIO
                                FEES AND           OPERATING
                                EXPENSES           EXPENSES
 Flexible Income                  0.61%              1.12%
 Conservative Balanced            0.66               1.17
 Balanced                         0.71               1.22
 Conservative Growth              0.78               1.29
 Strategic Growth                 0.82               1.33
 ///(1)/ The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Portfolios' expenses (not including underlying fund expenses) and, if necessary, pay expenses normally payable by the Portfolios, through the period ending February 28, 2008. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.30% for the Class 1 shares and 0.55% for the Class 2 shares of the Flexible Income Portfolio, 0.35% for the Class 1 shares and 0.60% for the Class 2 shares of the Conservative Balanced Portfolio, 0.28% for the Class 1 shares and 0.53% for the Class 2 shares of the
  Balanced Portfolio, 0.29% for the Class 1 shares and 0.54% for the Class 2 shares of the Conservative Growth Portfolio and 0.30%
  for the Class 1 shares and 0.55% for the Class 2 shares of the Strategic Growth Portfolio.



                                               CLASS 1 SHARES
                                               --------------
               10 YEARS                     EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000
                                        INVESTMENT ASSUMING A 5% ANNUAL RETURN AND REDEMPTION AT THE END OF
                                                                   EACH PERIOD:
                                       ---------------------------------------------------------------------
  PORTFOLIO                                1 YEAR           3 YEARS           5 YEARS            10 YEARS
 Flexible Income                            $ 89              $189              $393              $  984
 Conservative Balanced                        94               199               415               1,037
 Balanced                                     99               210               437               1,091
 Conservative Growth                         106               225               468               1,165
 Strategic Growth                            110               233               485               1,207




86                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

                                               CLASS 2 SHARES
                                               --------------
               10 YEARS                     EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000
                                        INVESTMENT ASSUMING A 5% ANNUAL RETURN AND REDEMPTION AT THE END OF
                                                                   EACH PERIOD:
                                       ---------------------------------------------------------------------
  PORTFOLIO                                1 YEAR           3 YEARS           5 YEARS            10 YEARS
 Flexible Income                            $114              $242              $503              $1,249
 Conservative Balanced                       119               252               524               1,301
 Balanced                                    124               263               546               1,353
 Conservative Growth/ /                      131               278               576               1,425
 Strategic Growth                            135               286               593               1,466







PRINCIPAL VARIABLE CONTRACTS FUND                                      87
www.principal.com

WEST COAST EQUITY FUND

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
Under normal circumstances, at least 80% of the Account's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Account which could be adversely impacted by economic trends within this four state area.

The Account may invest up to 20% of its assets in both REIT securities and below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may also invest up to 25% of its net assets in foreign securities.


In selecting investments for the Account, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company's business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and that generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

Among the principal risks of investing in the Account are:

                                                      .
  . Equity Securities Risk   . Exchange Rate Risk       Foreign Securities Risk
  .Geographic                .Real Estate
    Concentration Risk         Securities Risk        . MidCap Stock Risk
  .High Yield Securities
    Risk                     . Small Company Risk     . Underlying Fund Risk
  . Prepayment Risk



 An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1999"40.37

"2000"6.3


"2001"6.88


"2002"-22.55


"2003"43.35


"2004"13.03
2005    8.57
2006    12.03

                                        The Account's highest/lowest quarterly
                              returns during this
                                        time period were:
                                         HIGHEST Q4 '98  42.26%
                                         LOWEST  Q3 '01  -25.94%
 LOGO

  The year-to-date return as of
  December 31, 2006 is 12.03%.



88                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                              PAST 1 YEAR
 WEST COAST EQUITY ACCOUNT - CLASS 1  ...................................                 12.03
 WEST COAST EQUITY ACCOUNT - CLASS 2  ...................................                 11.75
 Russell 3000 Index /(//3//)/ ...........................................                 15.72
 Morningstar Mid-Cap Blend Category Average                                               13.92
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance in 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 ///(//2//)/
  Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                              PAST 5 YEARS
 WEST COAST EQUITY ACCOUNT - CLASS 1  ...................................                   8.83
 WEST COAST EQUITY ACCOUNT - CLASS 2  ...................................                   8.56
 Russell 3000 Index /(//3//)/ ...........................................                   7.17
 Morningstar Mid-Cap Blend Category Average                                                10.51
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance in 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 ///(//2//)/
  Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                         LIFE OF ACCOUNT/(2)/
 WEST COAST EQUITY ACCOUNT - CLASS 1  ...................................
 WEST COAST EQUITY ACCOUNT - CLASS 2  ...................................
 Russell 3000 Index /(//3//)/ ...........................................
 Morningstar Mid-Cap Blend Category Average
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance in 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 ///(//2//)/
  Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED)/(1)/

  FOR THE YEAD ENDED DECEMBER 31, 2005                                        CLASS 1                          CLASS 2
 Management Fees.................................................              0.63%                            0.63%
 12b-1 Fees......................................................               N/A                             0.25
 Other Expenses..................................................              0.02                             0.02
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.65%                            0.90%
 Expense Reimbursement /(2)/ ....................................               N/A                              N/A
                                                                               ----                             ----
                                                     NET EXPENSES              0.65%                            0.90%
 ///(1)/
   The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
 Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.68% for Class 1 shares and 0.93% for Class 2 shares.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------
                                                     1     3     5     10
 WEST COAST EQUITY ACCOUNT - CLASS 1              $66   $142  $296   $744
 WEST COAST EQUITY ACCOUNT - CLASS 2               92    195   407  1,016





PRINCIPAL VARIABLE CONTRACTS FUND                                      89
www.principal.com

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Accounts or the Strategic Asset Management ("SAM") Portfolios, except to the extent that the SAM Portfolios invest in securities other than the Underlying Funds. It does apply to the underlying funds in which the LifeTime Accounts and SAM Portfolios invest. The Statement of Additional Information contains additional information about investment strategies and their related risks. The term "Account," as used in this section, includes PIF High Yield Fund II.


SECURITIES AND INVESTMENT PRACTICES


MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Account if the counterparty should fail to return such securities to the Account upon demand or if the counterparty's collateral invested by the Account declines in value as a result of investment losses.


90                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

REVERSE REPURCHASE AGREEMENTS
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the

Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Asset Allocation, Balanced, Bond, Equity Income I, Income, MidCap Stock, MidCap Value, Short-Term Bond, and West Coast Equity Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. The PIF High Yield Fund II may invest all of its assets in these securities and will generally invest at least 80% of its assets (plus any borrowings for investment purposes) in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


PRINCIPAL VARIABLE CONTRACTS FUND                                      91
www.principal.com

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


REAL ESTATE INVESTMENT TRUSTS
The Accounts, except the Money Market Account, may invest in real estate investment trust securities, herein referred to as ''REITs.'' In addition, the Real Estate Securities Account typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Account will be subject to the REIT's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Accounts may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


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DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts, and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Accounts could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


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FOREIGN INVESTING
As a principal investment strategy, the Asset Allocation, Diversified International, International Emerging Markets, and International SmallCap Accounts may invest Account assets in securities of foreign companies. The other Accounts (except Government & High Quality Bond and Mortgage Securities Accounts) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S. and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political, and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;


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.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


GEOGRAPHIC CONCENTRATION
Potential investors in the West Coast Equity Account should consider the possibility of greater risk arising from the geographic concentration of their investments. The Account has more exposure to local or regional economic risks than Accounts that invest more broadly.

SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Accounts (except Bond, Government & High Quality Bond, Money Market, and Short-Term Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value, Equity Value, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, and LargeCap Value may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

FUND OF FUNDS
The performance and risks of each Principal LifeTime Account and Strategic Asset Managment ("SAM") Portfolio directly corresponds to the performance and risks of the underlying funds in which the Account or Portfolio invests. By


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

investing in many underlying funds, the LifeTime Accounts and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a LifeTime Account or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each LifeTime Account and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a LifeTime Account or SAM Portfolio is more costly than investing directly in shares of the Underlying Funds.If you are considering investing in a LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Account is managed with the assumption that the investor will invest in a LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Fund of Funds Risk.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Accounts that engage in active trading may have high portfolio turnover rates.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current net asset value ("NAV") per share. Each Account's NAV is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central
Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.


For all Accounts, except the Money Market Account, the NAV is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder proportionately into the classes of the Account
.. subtracting the liabilities of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.


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NOTES:

.. If market quotations are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing an Account's NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to "fair value" some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account's NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The Accounts earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in June. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.


MANAGEMENT OF THE FUND


THE MANAGER
Principal Management Corporation ("Principal") serves as the manager for the Fund. In its handling of the business affairs of the Fund, Principal provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

Principal is a subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

Principal provides a substantial part of the investment advisory services to each of the LifeTime Accounts directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Accounts. The portfolio manager appointed by Principal for each LifeTime Account is Douglas A. Loeffler. Mr. Loeffler shares responsibility for the day-to-day management of the LifeTime Accounts with Mr. Laschanzky, a portfolio manager representing PGI. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors each LifeTime Account's strategic or long-term asset class targets and target ranges. On behalf of Principal, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.


DOUGLAS A. LOEFFLER, CFA . - Mr. Loeffler is a Vice President with Principal Management Corporation. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for


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preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal Management Corporation in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Account.

THE SUB-ADVISORS
Principal has signed contracts with various Sub-Advisors. Under each Sub-Advisory agreement, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by Principal. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each of the Funds.

SUB-ADVISOR: AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.


The management of and investment decisions for the Account's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Account's portfolio. the members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Account's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

                            DAY-TO-DAY
           ACCOUNT          ACCOUNT MANAGEMENT
           -------          ------------------
           LargeCap Value   Marilyn Fedak
                            Mark R. Gordon
                            John Mahedy
                            Chris Marx
                            John Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein's Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.



MARK R. GORDON, CFA . Mr. Gordon joined the firm in 1983. In 2004, he assumed the position of Executive Vice President and Director of Global Quantitative Research. Mr. Gordon also serves on AllianceBernstein's Executive Committee. He earned a BS from Brown University, and pursued graduate studies in applied mathematics and statistics at Princeton University and New York University. Mr. Gordon has earned the right to use the Chartered Financial Analyst designation.


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JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips joined the firm in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein's Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Value                 Brendan Healy, CFA
                                        Charles A. Ritter, CFA




BRENDAN HEALY, CFA . Mr. Healy, Vice President and Portfolio Manager, has been a member of the team that manages Large Cap Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor's degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.



CHARLES A. RITTER, CFA . Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Cap Value since July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's degree in Mathematics and a Master's degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.


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SUB-ADVISOR: Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
         ("Edge") is an indirect wholly owned subsidiary of Principal Financial Group and an affiliate of Principal. Edge has been in the business of investment management since 1944. Its address is 1201 Third Avenue, 8th Floor, Seattle, WA 98101.

                                                 DAY-TO-DAY
           ACCOUNT                               FUND MANAGEMENT
           -------                               ---------------
           Equity Income I                       Joseph T. Suty
           Income                                John R. Friedl
                                                 Gary J. Pokrzywinski
           MidCap Stock                          Daniel R. Coleman
           Short-Term Income                     Craig V. Sosey
           Strategic Asset Managment Portfolios  Randall L. Yoakum
             Balanced Portfolio                  Michael D. Meighan
             Conservative Balanced Portfolio
             Conservative Growth Portfolio
             Flexible Income Portfolio
             Strategic Growth Portfolio
           Mortgage Securities                   Craig V. Sosey
           West Coast Equity                     Philip M. Foreman




DANIEL R. COLEMAN . Mr. Coleman, First Vice President, Head of Equity Investment Team and Senior Portfolio Manager of Edge, leads a team of investment professionals that is responsible for the management of the Equity Funds for which Edge serves as sub-advisor (Equity Income I, MidCap Stock, and West Coast Equity Accounts). Mr. Coleman has had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund, since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/ Clyde Hill Research from 1989 until 2000.



PHILIP M. FOREMAN, CFA . Mr. Foreman, Vice President and Senior Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor West Coast Equity Fund since 2002. Mr. Foreman has been employed by Edge since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at Edge from 1991 until 1999.



JOHN R. FRIEDL, CFA . Mr. Friedl, Vice President and Portfolio Manager, has been co-manager of the predecessor Income Fund with Gary J. Pokrzywinski since March 2005. Mr. Friedl is responsible for the day-to-day management of the Income Account. He has been employed as an investment professional at Edge since August 1998.



MICHAEL D. MEIGHAN, CFA . Mr. Meighan, Vice President and Senior Portfolio Manager of Edge, has been responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) since March 2003. Mr. Meighan oversees the Asset Allocation Team, a group of investment professionals dedicated to the active management of the SAM Portfolios', on a day-to-day basis. Mr. Meighan also works collaboratively with Mr. Yoakum and Mr. Pokrzywinski developing portfolio asset allocation and investment strategies. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.



GARY J. POKRZYWINSKI, CFA . Mr. Pokrzywinski, Chief Investment Officer, Senior Vice President, and Senior Portfolio Manager of Edge. Since March 2005, he has been responsible for co-managing the predecessor Income Fund with John Friedl. As co-manager of the Income Account, Mr. Pokrzywinski contributes to the establishment of the


100                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
philosophy and long term structure of the Account. Between 1992 and March 2005 he had primary responsibility for the day-to-day management of the predecessor Income Fund. Mr. Pokrzywinski is also a member of the SAM Portfolios' Asset Allocation Team. Mr. Pokrzywinski has been employed by Edge since July 1992.



CRAIG V. SOSEY . Mr. Sosey, Vice President and Senior Portfolio Manager of Edge, has had primary responsibility for the day-to-day management of the predecessor Short Term Income and predecessor U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by Edge since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.



JOSEPH T. SUTY, CFA . Mr. Suty, Vice President and Senior Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor Equity Income Fund since October 2005. Prior to joining Edge in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.



RANDALL L. YOAKUM, CFA . Mr. Yoakum, Senior Vice President and Chief Investment Strategist of Edge, has led a team of investment professionals in managing the predecessor SAM Portfolios since January 1999. Mr. Yoakum currently serves as Chairman of the SAM Portfolio's Asset Allocation Team and works closely with Mr. Meighan and Mr. Pokrzywinski formulating economic strategy. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.


SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Joseph W. Garner
                                        Kenneth G. Mertz
                                        Stacey L. Sears



The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.


PRINCIPAL VARIABLE CONTRACTS FUND                                     101
www.principal.com

STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.


SUB-ADVISOR: Essex Investment Management Company, LLC ("Essex") is a
         Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

                                        DAY-TO-DAY
           ACCOUNT                      FUND MANAGEMENT
           -------                      ---------------
           SmallCap Growth              Nancy B. Prial




NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

                                        DAY-TO-DAY
           ACCOUNT                      FUND MANAGEMENT
           -------                      ---------------
           MidCap Value                 Bruce Jacobs
                                        Ken Levy




BRUCE JACOBS, PH.D . Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School. He has earned the right to use the Chartered Financial Analyst designation.


102                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 245 Park Avenue,
         New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

The portfolio managers operate as a team, sharing responsibility for the day-to-day management of the portfolio, each strategy does, however, have lead portfolio managers with responsibility for implementing the insight of the team into individual portfolios.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl




CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon").

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole
           SmallCap Value               Ronald P. Gala
                                        Peter D. Goslin




RONALD P. GALA, CFA . Mr. Gala is a Senior Vice President and principal of Mellon Equity and joined the firm in 1993. Mr. Gala earned an MBA in Finance from the University of Pittsburgh and a BS in Business Administration from Duquesne University. He has earned the right to use the Chartered Financial Analyst designation.



PETER D. GOSLIN, CFA . Mr. Goslin is a Vice President and Portfolio Manager with Mellon Equity. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill's S&P options desk


PRINCIPAL VARIABLE CONTRACTS FUND                                     103
www.principal.com
at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.



ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Joining the company in 1990, Mr. O'Toole is a Senior Vice President and a principal of Mellon Equity. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc. ("MSIM Inc."), doing business in certain instances (including its role as sub-advisor to the Asset Allocation Account) under the name "Van Kampen," is a registered investment adviser, located at 1221 Avenue of the Americas, New York, NY 10020, and is a direct subsidiary of Morgan Stanley.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich




FRANCINE J. BOVICH . Ms. Bovich has been a Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997 and a Principal prior thereto. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


Ms. Bovich is co-head of Morgan Stanley's Global Tactical Asset Allocation Team. Ms. Bovich is responsible for the overall allocation of the Fund's assets among equities, bonds and money market instruments.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned a MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Principal Global Investors, LLC ("PGI") is an indirect wholly owned subsidiary of Principal Life Insurance Company and an affiliate of Principal. PGI manages equity, fixed-income and real estate investments


104                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
         primarily for institutional investors, including Principal Life. PGI's headquarters address is 801 Grand Avenue, Des Moines, IA 50392 and has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                                DAY-TO-DAY
           ACCOUNT                              ACCOUNT MANAGEMENT
           -------                              ------------------
           Balanced                             Dirk Laschanzky
           Bond                                 William C. Armstrong
                                                Timothy R. Warrick
           Capital Value                        John Pihlblad
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Christopher Ibach
           Government & High Quality Bond       Brad Fredericks
                                                Lisa Stange
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International SmallCap               Brian W. Pattinson
           LargeCap Stock Index                 Dirk Laschanzky
                                                Mariateresa Monaco
           MidCap                               K. William Nolin
           Money Market                         Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           Short-Term Bond                      Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer
           SmallCap                             Thomas Morabito
                                                Phil Nordhus




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He jointed the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.


PRINCIPAL VARIABLE CONTRACTS FUND                                     105
www.principal.com

ZEID AYER, PH.D., CFA . Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master's in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor's degree in Mathematics from Trinity College, Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Laschanzky shares responsibility for the day-to-day management of the LifeTime Accounts with Mr. Loeffler, a portfolio manager representing the Manager. On behalf of Principal, Mr. Laschanzky develops, implements and monitors the Accounts' strategic or long-term asset class targets and target ranges. On behalf of the Manager, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.



MICHAEL A. MARUSIAK . Mr. Marusiak is a portfolio manager for PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2000, he was an analyst at Trust Company of the West. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.


106                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MARIATERESA MONACO . Ms. Monaco is a portfolio manager at PGI. She serves as portfolio manager for the firm's small-cap growth and index portfolios and as a member of the firm's asset allocation policy group. Prior to joining PGI in 2005, she was a quantitative equity analyst at Fidelity Management and Research supporting a family of institutional equity funds. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.



THOMAS MORABITO, CFA . Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



PHIL NORDHUS, CFA . Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined Principal in 1994. Mr. Pattinson earned an MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI's Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ's College at the University of Cambridge and a BA in History from Middlebury College.



ALICE ROBERTSON . Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.


PRINCIPAL VARIABLE CONTRACTS FUND                                     107
www.principal.com

MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm's secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor's degree in Accounting and Finance from the University of Iowa.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life and an affiliate of Principal, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal - REI's address is 801 Grand Avenue, Des Moines, IA 50392.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                Robert W. Sharps
           LargeCap Blend               William J. Stromberg
           LargeCap Growth Equity       Robert W. Sharps




108                                     PRINCIPAL VARIABLE CONTRACTS FUND
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


ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and Co-Director of Equities for T. Rowe Price and Chairman of the Equity Steering Committee. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Stromberg serves as a portfolio coordinator for the Account. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Account.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a
         Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. Graham, Jr.
                                        David N. Wabnik




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.


THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("PGI") has entered into sub-sub-advisory agreements for various Accounts. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Account's assets. The sub-sub-advisor is paid a fee by PGI.


PRINCIPAL VARIABLE CONTRACTS FUND                                     109
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

PGI is the sub-advisor for the Bond Account. Day-to-day management decisions concerning a portion of the Bond Account's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor.


SUB-SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of PGI and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.



LAWRENCE A. POST . Mr. Post is a chief executive office and chief investment officer for Post. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


SUB-SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life and an affiliate of Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.



L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.


DUTIES OF THE MANAGER AND SUB-ADVISORS
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.



110                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Several of the Accounts have multiple Sub-Advisors. For those Accounts Principal determines the portion of the Account's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new clash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.

FEES PAID TO THE MANAGER
Principal is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:

      Asset Allocation          0.80%   Money Market                    0.49%
      Balanced                  0.59%   Mortgage Securities             N/A*
      Bond                      0.45%   Principal LifeTime 2010         0.12%
      Capital Value             0.60%   Principal LifeTime 2020         0.12%
      Diversified                       Principal LifeTime 2030
      International             0.85%                                   0.12%
      Equity Growth             0.76%   Principal LifeTime 2040         0.12%
      Equity Income I           N/A*    Principal LifeTime 2050         0.12%
      Equity Value                      Principal LifeTime Strategic
                                0.85%   Income                          0.12%
      Government & High                 Real Estate Securities
      Quality Bond              0.44%                                   0.88%
      Growth                    0.60%   SAM Balanced                    N/A*
      Income                    N/A*    SAM Conservative Balanced       N/A*
      International Emerging            SAM Conservative Growth
      Markets                   1.25%                                   N/A*
      International SmallCap    1.19%   SAM Flexible Income             N/A*
      LargeCap Blend            0.75%   SAM Strategic Growth            N/A*
      LargeCap Growth Equity    1.00%   Short-Term Bond                 0.50%
      LargeCap Stock Index      0.35%   Short-Term Income               N/A*
      LargeCap Value            0.75%   SmallCap                        0.85%
      MidCap                    0.57%   SmallCap Growth                 1.00%
      MidCap Growth             0.90%   SmallCap Value                  1.09%
      MidCap Stock              N/A*    West Coast Equity               N/A*
      MidCap Value              1.05%


 * Each of the Accounts in the table below pays a fee to Principal (as a percentage of the average daily net assets) as shown.

                        FIRST $100  NEXT $100  NEXT $100  NEXT $100   OVER $400
       ACCOUNT           MILLION     MILLION    MILLION    MILLION     MILLION
       -------           -------     -------    -------    -------     -------
Equity Income I           0.60%       0.55%      0.50%      0.45%       0.40%


          ACCOUNT                FIRST $2 BILLION          OVER $2 BILLION
          -------                ----------------          ---------------
Income                                0.50%                     0.45%
Mortgage Securities                   0.50                      0.45


                                FIRST $1    NEXT $1     NEXT $1      OVER $3
           ACCOUNT              BILLION     BILLION     BILLION      BILLION
           -------              -------     -------     -------      -------
MidCap Stock                     0.75%       0.70%       0.65%        0.60%


                                 FIRST $200      NEXT $300        OVER $500
           ACCOUNT                MILLION         MILLION          MILLION
           -------                -------         -------          -------
Short-Term Income                  0.50%           0.45%            0.40%




PRINCIPAL VARIABLE CONTRACTS FUND                                     111
www.principal.com

                                    FIRST $500                OVER $500
          ACCOUNT                    MILLION                   MILLION
          -------                    -------                   -------
West Coast Equity                     0.625%                   0.500%


                                     FIRST $1                  OVER $1
         ACCOUNT *                   BILLION                   BILLION
         ---------                   -------                   -------
SAM Balanced Portfolio; SAM
Conservative Balanced
Portfolio; SAM Conservative
Growth Portfolio; SAM
Flexible Income Portfolio
and SAM Strategic Growth
Portfolio                             0.25%                     0.20%
* Breakpoints based on aggregate SAM Portfolio net assets



A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund is available in the Fund's annual shareholder report for the fiscal year ended December 31, 2005.

The Fund and Principal, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with the Manager, without obtaining shareholder approval. For any Account that is relying on that order, Principal may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

Principal will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.

The shareholders of each of the Accounts have approved the Account's reliance on the order; however, only the Asset Allocation, Equity Growth, Equity Value, LargeCap Blend, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts intend to rely on the order.


DISTRIBUTION PLAN AND ADDITIONAL INFORMATION
REGARDING INTERMEDIARY COMPENSATION

The Fund has adopted a 12b-1 Plan for the Class 2 shares of some of the Accounts. Under the 12b-1 Plan, each Account may make payments from its assets attributable to the Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. The amounts payable by the Accounts under the Rule 12b-1 Plan need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Accounts and may cost more than paying other types of sales charges.


The maximum annualized Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Class 2 shares of each of the Accounts is 0.25%.


PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Accounts. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Accounts as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Accounts pay to


112                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.


ONGOING PAYMENTS. In the case of Class 2 shares, and pursuant to the Rule 12b-1 Plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Accounts. In addition, the Distributor of the Advisor may make from its own resources ongoing payments to an insurance company of up to 0.25% of the average net assets of the Accounts held by the insurance company in its separate accounts. The payments are for administrative services and may be made with respect to either or both classes of shares of the Accounts.


OTHER PAYMENTS TO INTERMEDIARIES. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Accounts, or may sell shares of the Accounts to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year's sales of Account shares to retirement plans by that financial intermediary.


A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's PVC sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Account shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Accounts so that they can provide suitable information and advice about the Accounts and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to Accounts for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, ticket charges, and general marketing expenses.


In December 2006, Principal purchased Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) and its two subsidiaries, Principal Funds Distributor, Inc. (formerly known as WM Funds Distributor, Inc.) and Principal Shareholder Services, Inc. (formerly known as WM Shareholder Services, Inc.) from New American Capital, Inc. ("New American") and its parent company Washington Mutual, Inc. ("WaMu") (the "Transaction"). In connection with the Transaction, New American agreed to make payments to Principal with respect to each of the first four years following the closing of the Transaction. New American must make such payments to Principal if the aggregate fees Principal and its affiliates earn from Principal-sponsored mutual funds and other financial instruments such as annuitites (the "Principal Products") that WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) sell fall below certain specified amounts during any of the four years following the closing of the Transaction. The agreement between Principal and New American could result in New American paying Principal a maximum of $30 million with respect to each year in the four-year period. As a result, WM Financial Services, Inc. (and/or its affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.


If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one variable annuity, variable life insurance policy or mutual fund over another.


PRINCIPAL VARIABLE CONTRACTS FUND                                     113
www.principal.com

Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Accounts, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.


As of the date of this prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Accounts as investment options, or for the distribution of the Accounts to retirement plans (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

Advantage Capital Corporation
A.G. Edwards & Sons, Inc.
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
Associated Financial Group, Inc.
Commonwealth Financial Network
FFP Securities, Inc.
FSC Securities Corporation
G.A. Repple & Company
H. Beck, Inc.
Investacorp, Inc.
Investment Advisors & Consultants, Inc.
Jefferson Pilot Securities Corporation
McDonald Investments, Inc.
Mutual Service Corporation
NFP Securities, Inc.
Oppenheimer & Co., Inc.
ProEquities, Inc.
Prospera Financial Services, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
Triad Advisors, Inc.
United Planners' Financial Services of America
Waterstone Financial Group, Inc.
WM Financial Services, Inc.

To obtain a current list of such firms, call 1-800-222-5852.


Although an Account's sub-advisor may use brokers who sell shares of the Accounts to effect portfolio transactions, the sale of Account shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures to ensure that the sale of account shares is not considered when selecting brokers to effect portfolio transactions.


Your Contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this Prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.


114                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)
The Accounts are not designed for, and do not knowingly accommodate, frequent purchases and redemptions ("excessive trading") of Account shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Accounts.

Frequent purchases and redemptions pose a risk to the Accounts because they may:
.. Disrupt the management of the Accounts by:
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and
.. Increase expenses of the Account due to:
  . increased broker-dealer commissions and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Accounts in which the LifeTime Accounts or Strategic Asset Management Portfolios invest could flow through to the LifeTime Accounts and Strategic Asset Management Portfolios as they would for any fund shareholder.

Certain Accounts may be at greater risk of harm due to frequent purchase and redemptions. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets, and International SmallCap Accounts. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.

As the Accounts are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, ("intermediary") to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Accounts.


If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take actions that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Fund.

The Fund Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Accounts is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary's excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to


PRINCIPAL VARIABLE CONTRACTS FUND                                     115
www.principal.com
determine whether, in management's opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.


The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or Washington Mutual Life Insurance Company, or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example,
1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.


SHAREHOLDER RIGHTS
Each shareholder of an Account is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Account shareholders.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, IA 50392-2080.


Principal Life votes each Account's shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received


116                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
from contract owners regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.


PURCHASE OF ACCOUNT SHARES

Shares are purchased from the Distributor, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

The Accounts may, in their discretion and under certain limited circumstances, accept securities as payment for Account shares at the applicable NAV. Each Account will value securities used to purchase its shares using the same method the Account uses to value its portfolio securities as described in this prospectus.


Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.



DISTRIBUTIONS IN KIND. . The Fund may determine that it would be detrimental to the remaining shareholders of an Account to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Account's portfolio in lieu of cash provided the shareholder to whom such distribution is made was invested in such securities. If an Account pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or


PRINCIPAL VARIABLE CONTRACTS FUND                                     117
www.principal.com
other costs in selling the securities for cash. Each Account will value securities used to pay redemptions in kind using the same method the Account uses to value its portfolio securities as described in this prospectus.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the financial performance of the Accounts for the periods shown. Certain information reflects results for a single share of an Account. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in an Account (assuming reinvestment of all distributions).


The information for the Equity Income I, Income, MidCap Stock, Mortgage Securities, Short-Term Income, and West Coast Equity Accounts, and each of the SAM Portfolios, has been derived from the financial statements for their predecessor funds. The financial statements for the predecessor funds were audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each predecessor fund's financial statements, is included in the predecessor funds' Annual Report to Shareholders for the fiscal year ended December 31, 2005, which is available upon request, and incorporated by reference into the Statement of Additional Information. The following table is a listing of Accounts and their corresponding predecessor fund.

PRINCIPAL VARIABLE CONTRACTS ACCOUNTS              PREDECESSOR FUND
 Equity Income Account I                VT Equity Income Fund
 Income Account                         VT Income Fund
 MidCap Stock Account                   VT Mid Cap Stock Fund
 Mortgage Securities Account            VT U.S. Government Securities Fund
 Short-Term Income Account              VT Short Term Income Fund
 West Coast Equity Account              VT West Coast Equity Fund
 SAM Balanced Portfolio                 VT Balanced Portfolio
 SAM Conservative Balanced Portfolio    VT Conservative Balanced Portfolio
 SAM Conservative Growth Portfolio      VT Conservative Growth Portfolio
 SAM Flexible Income Portfolio          VT Flexible Income Portfolio
 SAM Strategic Growth Portfolio         VT Strategic Growth Portfolio


The information for each of the other Accounts has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Accounts' financial statements, is included in Principal Variable Contracts Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2005, which is available upon request, and incorporated by reference into the Statement of Additional Information.


118                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Financial Highlights

Financial Highlights

VT EQUITY INCOME FUND
For a Fund share outstanding throughout each period.


                                    INCOME/(LOSS) FROM
                                   INVESTMENT OPERATIONS
                           ------------------------------------             LESS DISTRIBUTIONS
                                       NET REALIZED              ----------------------------------------
                   NET                      AND                                                              NET
                  ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS                  ASSET
                  VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET                    VALUE
                BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL      END OF    TOTAL
                OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS  PERIOD  RETURN(1)
                ---------  ----------  ------------  ----------  ----------  -------------  -------------  ------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06           $17.64    $0.17          $0.80        $0.97      $(0.33)      $(0.95)        $(1.28)     $17.33     5.61%
Year Ended:
12/31/05          $16.26    $0.40(5)       $1.26        $1.66      $(0.28)      $   --         $(0.28)     $17.64    10.27%
12/31/04           13.90     0.32(5)        2.30         2.62       (0.26)          --          (0.26)      16.26    19.12
12/31/03           11.01     0.31(5)        2.95         3.26       (0.31)       (0.06)         (0.37)      13.90    30.10
12/31/02           12.87     0.36(5)       (1.95)       (1.59)      (0.25)       (0.02)         (0.27)      11.01   (12.51)
12/31/01           12.11     0.42(5)        0.54         0.96       (0.12)       (0.08)         (0.20)      12.87     7.92

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06           $17.53    $0.14          $0.80        $0.94      $(0.30)      $(0.95)        $(1.25)     $17.22     5.48%
Year Ended:
12/31/05          $16.18    $0.36(5)       $1.24        $1.60      $(0.25)      $   --         $(0.25)     $17.53     9.97%
12/31/04           13.85     0.28(5)        2.30         2.58       (0.25)          --          (0.25)      16.18    18.82
12/31/03           10.99     0.29(5)        2.93         3.22       (0.30)       (0.06)         (0.36)      13.85    29.73
12/31/02           12.87     0.32(5)       (1.93)       (1.61)      (0.25)       (0.02)         (0.27)      10.99   (12.67)
12/31/01(6)        12.64     0.22(5)        0.21         0.43       (0.12)       (0.08)         (0.20)      12.87     3.40

                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                --------------------------------------------------------
                            RATIO OF    RATIO OF
                            EXPENSES    EXPENSES
                           TO AVERAGE  TO AVERAGE   RATIO OF
                   NET     NET ASSETS  NET ASSETS      NET
                  ASSETS     BEFORE       AFTER    INVESTMENT
                  END OF   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
                  PERIOD     MENTS/      MENTS/      AVERAGE    TURNOVER
                (IN 000S)    WAIVERS   WAIVERS(2)  NET ASSETS     RATE
                ---------  ----------  ----------  ----------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06          $271,718   0.66%(7)    0.66%(7)    1.83%(7)      36%
Year Ended:
12/31/05         $237,482   0.66%       0.66%       2.40%         46%
12/31/04          189,517   0.67        0.67        2.15          26
12/31/03          149,603   0.70        0.70        2.63          23
12/31/02          112,304   0.70        0.70        3.04          16
12/31/01           97,982   0.70        0.70        3.29          15

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06          $ 53,343   0.91%(7)    0.91%(7)    1.58%(7)      36%
Year Ended:
12/31/05         $ 41,976   0.91%       0.91%       2.15%         46%
12/31/04           24,094   0.92        0.92        1.90          26
12/31/03           12,619   0.95        0.95        2.38          23
12/31/02            6,460   0.95        0.95        2.79          16
12/31/01(6)           658   0.94(7)     0.94(7)     3.05(7)       15

(5)  Per share numbers have been calculated using the average shares method.

(6)  The VT Equity Income Fund commenced selling Class 2 shares on May 1, 2001.

(7)  Annualized.




Financial Highlights

VT WEST COAST EQUITY FUND
For a Fund share outstanding throughout each period.


                                    INCOME/(LOSS) FROM
                                   INVESTMENT OPERATIONS
                           ------------------------------------             LESS DISTRIBUTIONS
                                       NET REALIZED              ----------------------------------------
                   NET                      AND                                                              NET
                  ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS                  ASSET
                  VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET                    VALUE
                BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL      END OF    TOTAL
                OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS  PERIOD  RETURN(1)
                ---------  ----------  ------------  ----------  ----------  -------------  -------------  ------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06           $22.04    $0.06(4)      $0.72        $0.78       $(0.12)      $(0.46)        $(0.58)     $22.24     3.60%
Year Ended:
12/31/05          $20.45    $0.13(4)      $1.61        $1.74       $(0.15)      $   --         $(0.15)     $22.04     8.57%
12/31/04           18.14     0.16(4)       2.20         2.36        (0.05)          --          (0.05)      20.45    13.03
12/31/03           12.69     0.06(4)       5.43         5.49        (0.04)          --          (0.04)      18.14    43.35
12/31/02           16.70     0.06(4)      (3.79)       (3.73)       (0.08)       (0.20)         (0.28)      12.69   (22.55)
12/31/01           16.01     0.10(4)       1.03         1.13        (0.09)       (0.35)         (0.44)      16.70     6.88

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06           $21.92    $0.03(4)      $0.73        $0.76       $(0.08)      $(0.46)        $(0.54)     $22.14     3.48%
Year Ended:
12/31/05          $20.35    $0.08(4)      $1.60        $1.68       $(0.11)      $   --         $(0.11)     $21.92     8.30%
12/31/04           18.08     0.11(4)       2.19         2.30        (0.03)          --          (0.03)      20.35    12.72
12/31/03           12.67     0.02(4)       5.41         5.43        (0.02)          --          (0.02)      18.08    42.93
12/31/02           16.70     0.02(4)      (3.77)       (3.75)       (0.08)       (0.20)         (0.28)      12.67   (22.67)
12/31/01(3)        15.52     0.01(4)       1.17         1.18           --           --             --       16.70     7.60

                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                --------------------------------------------------------
                            RATIO OF    RATIO OF
                            EXPENSES    EXPENSES
                           TO AVERAGE  TO AVERAGE   RATIO OF
                   NET     NET ASSETS  NET ASSETS      NET
                  ASSETS     BEFORE       AFTER    INVESTMENT
                  END OF   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
                  PERIOD     MENTS/      MENTS/      AVERAGE    TURNOVER
                (IN 000S)    WAIVERS   WAIVERS(2)  NET ASSETS     RATE
                ---------  ----------  ----------  ----------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06          $143,270   0.67%(7)    0.67%(7)    0.53%(7)       9%
Year Ended:
12/31/05         $130,071   0.68%       0.68%       0.62%         18%
12/31/04          119,371   0.69        0.69        0.87          17
12/31/03          105,160   0.71        0.71        0.42          16
12/31/02           68,227   0.71        0.71        0.42          20
12/31/01           83,835   0.70        0.70        0.59          19

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06          $ 13,178   0.92%(7)    0.92%(7)    0.28%(7)       9%
Year Ended:
12/31/05         $ 10,823   0.93%       0.93%       0.37%         18%
12/31/04            8,270   0.94        0.94        0.62          17
12/31/03            5,202   0.96        0.96        0.17          16
12/31/02            2,313   0.96        0.96        0.17          20
12/31/01(3)            58   0.95(7)     0.95(7)     0.34(7)       19

(5)  Amount represents less than $0.01 per share.

(6) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

(7)  Annualized.

Financial Highlights

VT MID CAP STOCK FUND
For a Fund share outstanding throughout each period.


                                     INCOME/(LOSS) FROM
                                    INVESTMENT OPERATIONS
                           --------------------------------------             LESS DISTRIBUTIONS
                                         NET REALIZED              ----------------------------------------
                   NET                        AND                                                              NET
                  ASSET        NET        UNREALIZED                DIVIDENDS  DISTRIBUTIONS                  ASSET
                  VALUE     INVESTMENT    GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET                    VALUE
                BEGINNING     INCOME/         ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL      END OF    TOTAL
                OF PERIOD     (LOSS)      INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS  PERIOD  RETURN(1)
                ---------  ------------  ------------  ----------  ----------  -------------  -------------  ------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06           $17.34   $ 0.06           $ 0.89       $ 0.95      $(0.32)      $(1.92)        $(2.24)     $16.05     5.80%
Year Ended:
12/31/05          $16.44   $ 0.27(4)        $ 1.84       $ 2.11      $(0.08)      $(1.13)        $(1.21)     $17.34    13.39%
12/31/04           14.63     0.08(4)          2.03         2.11       (0.05)       (0.25)         (0.30)      16.44    14.59
12/31/03           11.49     0.06(4)          3.12         3.18       (0.04)          --          (0.04)      14.63    27.73
12/31/02           13.14     0.04(4)         (1.36)       (1.32)      (0.03)       (0.30)         (0.33)      11.49   (10.35)
12/31/01           11.74     0.03(4)          1.38         1.41       (0.01)          --          (0.01)      13.14    11.99

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06           $17.24   $ 0.04           $ 0.88       $ 0.92      $(0.28)      $(1.92)        $(2.20)     $15.96     5.70%
Year Ended:
12/31/05          $16.36   $ 0.22(4)        $ 1.84       $ 2.06      $(0.05)      $(1.13)        $(1.18)     $17.24    13.12%
12/31/04           14.58     0.04(4)          2.02         2.06       (0.03)       (0.25)         (0.28)      16.36    14.28
12/31/03           11.46     0.03(4)          3.11         3.14       (0.02)          --          (0.02)      14.58    27.45
12/31/02           13.13     0.01(4)         (1.36)       (1.35)      (0.02)       (0.30)         (0.32)      11.46   (10.54)
12/31/01(3)        12.35    (0.00)(4)(5)      0.79         0.79       (0.01)          --          (0.01)      13.13     6.38

                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                --------------------------------------------------------
                            RATIO OF    RATIO OF
                            EXPENSES    EXPENSES    RATIO OF
                           TO AVERAGE  TO AVERAGE      NET
                   NET     NET ASSETS  NET ASSETS  INVESTMENT
                  ASSETS     BEFORE       AFTER      INCOME/
                  END OF   REIMBURSE-  REIMBURSE-   (LOSS) TO  PORTFOLIO
                  PERIOD     MENTS/      MENTS/      AVERAGE    TURNOVER
                (IN 000S)    WAIVERS   WAIVERS(2)  NET ASSETS     RATE
                ---------  ----------  ----------  ----------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06          $ 99,560   0.80%(6)    0.80%(6)     0.66%(6)      9%
Year Ended:
12/31/05         $103,543   0.81%       0.81%        1.62%        27%
12/31/04          108,347   0.81        0.81         0.54         32
12/31/03           84,408   0.83        0.83         0.47         37
12/31/02           63,119   0.84        0.84         0.32         28
12/31/01           71,988   0.82        0.82         0.21         30

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06          $  9,298   1.05%(6)    1.05%(6)     0.41%(6)      9%
Year Ended:
12/31/05         $  7,692   1.06%       1.06%        1.37%        27%
12/31/04            6,080   1.06        1.06         0.29         32
12/31/03            3,725   1.08        1.08         0.22         37
12/31/02            1,962   1.09        1.09         0.07         28
12/31/01(3)           668   1.07(6)     1.07(6)     (0.04)(6)     30

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The VT Mid Cap Stock Fund commenced selling Class 2 shares on May 1, 2001.

(4)  Per share numbers have been calculated using the average shares method.

Financial Highlights

VT SHORT TERM INCOME FUND
For a Fund share outstanding throughout each period.


                                       INCOME/(LOSS)
                                FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                           ------------------------------------  ----------------------------------------
                                       NET REALIZED
                   NET                     AND                                                               NET
                  ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS                  ASSET
                  VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET                    VALUE
                BEGINNING  INVESTMENT      ON        INVESTMENT  INVESTMENT     REALIZED        TOTAL      END OF    TOTAL
                OF PERIOD    INCOME    INVESTMENTS   OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS  PERIOD  RETURN(1)
                ---------  ----------  ------------  ----------  ----------  -------------  -------------  ------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06           $2.52     $0.05(4)    $(0.02)       $0.03        $(0.11)        $--          $(0.11)      $2.44    1.27%
Year Ended:
12/31/05          $2.58     $0.10(4)    $(0.06)       $0.04        $(0.10)        $--          $(0.10)      $2.52    1.64%
12/31/04           2.63      0.10(4)     (0.05)        0.05         (0.10)         --           (0.10)       2.58    2.07
12/31/03           2.65      0.11(4)      0.04         0.15         (0.17)         --           (0.17)       2.63    5.52
12/31/02           2.60      0.14(4)      0.02         0.16         (0.11)         --           (0.11)       2.65    6.26
12/31/01           2.44      0.15(4)      0.05         0.20         (0.04)         --           (0.04)       2.60    8.15

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06           $2.51     $0.05(4)    $(0.02)       $0.03        $(0.10)        $--          $(0.10)      $2.44    1.33%
Year Ended:
12/31/05          $2.56     $0.09(4)    $(0.05)       $0.04        $(0.09)        $--          $(0.09)      $2.51    1.76%
12/31/04           2.62      0.09(4)     (0.05)        0.04         (0.10)         --           (0.10)       2.56    1.60
12/31/03           2.64      0.10(4)      0.04         0.14         (0.16)         --           (0.16)       2.62    5.46
12/31/02           2.60      0.13(4)      0.02         0.15         (0.11)         --           (0.11)       2.64    5.86
12/31/01(3)        2.60      0.02(4)     (0.02)(6)     0.00(5)         --          --              --        2.60    0.00

                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                --------------------------------------------------------
                            RATIO OF    RATIO OF
                            EXPENSES    EXPENSES
                           TO AVERAGE  TO AVERAGE   RATIO OF
                   NET     NET ASSETS  NET ASSETS      NET
                  ASSETS     BEFORE       AFTER    INVESTMENT
                  END OF   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
                  PERIOD     MENTS/      MENTS/      AVERAGE    TURNOVER
                (IN 000S)    WAIVERS   WAIVERS(2)  NET ASSETS     RATE
                ---------  ----------  ----------  ----------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06          $45,827    0.61%(7)    0.61%(7)    4.24%(7)       5%
Year Ended:
12/31/05         $47,221    0.60%       0.60%       4.01%         22%
12/31/04          48,574    0.61        0.61        3.74          17
12/31/03          46,628    0.63        0.63        4.31          38
12/31/02          41,592    0.62        0.62        5.42          41
12/31/01          50,343    0.60        0.60        5.77          44

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06          $ 4,177    0.86%(7)    0.86%(7)    3.99%(7)       5%
Year Ended:
12/31/05         $ 5,156    0.85%       0.85%       3.76%         22%
12/31/04           7,096    0.86        0.86        3.49          17
12/31/03           6,157    0.88        0.88        4.06          38
12/31/02           1,188    0.87        0.87        5.17          41
12/31/01(3)           20    0.85(7)     0.85(7)     5.52(7)       44

(5)  Amount represents less than $0.01 per share.

(6) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

(7)  Annualized.

Financial Highlights

VT U.S. GOVERNMENT SECURITIES FUND
For a Fund share outstanding throughout each period.


                                       INCOME/(LOSS)
                                FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                           ------------------------------------  ----------------------------------------
                                       NET REALIZED
                   NET                      AND                                                              NET
                  ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS                  ASSET
                  VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET                    VALUE
                BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL      END OF    TOTAL
                OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS  PERIOD  RETURN(1)
                ---------  ----------  ------------  ----------  ----------  -------------  -------------  ------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06           $10.47    $0.23       $(0.26)        $(0.03)     $(0.50)        $--          $(0.50)     $ 9.94   (0.16)%
Year Ended:
12/31/05          $10.71    $0.46(4)    $(0.22)        $ 0.24      $(0.48)        $--          $(0.48)     $10.47    2.27%
12/31/04           10.75     0.45(4)     (0.06)          0.39       (0.43)         --           (0.43)      10.71    3.78
12/31/03           11.05     0.46(4)     (0.23)          0.23       (0.53)         --           (0.53)      10.75    2.14
12/31/02           10.55     0.59(4)      0.33           0.92       (0.42)         --           (0.42)      11.05    8.87
12/31/01            9.93     0.61(4)      0.16           0.77       (0.15)         --           (0.15)      10.55    7.79

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06           $10.43    $0.22       $(0.25)        $(0.03)     $(0.46)        $--          $(0.46)     $ 9.94   (0.39)%
Year Ended:
12/31/05          $10.66    $0.43(4)    $(0.22)        $ 0.21      $(0.44)        $--          $(0.44)     $10.43    2.02%
12/31/04           10.70     0.42(4)     (0.06)          0.36       (0.40)         --           (0.40)      10.66    3.59
12/31/03           11.02     0.44(4)     (0.23)          0.21       (0.53)         --           (0.53)      10.70    1.87
12/31/02           10.55     0.56(4)      0.33           0.89       (0.42)         --           (0.42)      11.02    8.57
12/31/01(3)        10.70     0.09(4)     (0.24)(5)      (0.15)         --          --              --       10.55   (1.40)

                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                --------------------------------------------------------
                            RATIO OF    RATIO OF
                            EXPENSES    EXPENSES
                           TO AVERAGE  TO AVERAGE   RATIO OF
                   NET     NET ASSETS  NET ASSETS      NET
                  ASSETS     BEFORE       AFTER    INVESTMENT
                  END OF   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
                  PERIOD     MENTS/      MENTS/      AVERAGE   TURNOVER
                (IN 000S)    WAIVERS   WAIVERS(2)  NET ASSETS     RATE
                ---------  ----------  ----------  ----------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06          $269,579   0.54%(6)    0.54%(6)    4.53%(6)       8%
Year Ended:
12/31/05         $266,902   0.54%       0.54%       4.39%         33%
12/31/04          263,816   0.54        0.54        4.21          28
12/31/03          204,193   0.56        0.56        4.26          46
12/31/02          173,770   0.56        0.56        5.45          41
12/31/01          136,904   0.56        0.56        5.89          31

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06          $  6,131   0.79%(6)    0.79%(6)    4.28%(6)       8%
Year Ended:
12/31/05         $  8,742   0.79%       0.79%       4.14%         33%
12/31/04           12,757   0.79        0.79        3.96          28
12/31/03           16,323   0.81        0.81        4.01          46
12/31/02           12,264   0.81        0.81        5.20          41
12/31/01(3)           753   0.81(6)     0.81(6)     5.64(6)       31

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The Funds commenced selling Class 2 shares on November 6, 2001.

Financial Highlights

VT INCOME FUND
For a Fund share outstanding throughout each period.


                                       INCOME/(LOSS)
                                FROM INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                           ------------------------------------  ----------------------------------------
                                       NET REALIZED
                   NET                      AND                                                              NET
                  ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS                  ASSET
                  VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET                    VALUE
                BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL      END OF    TOTAL
                OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS  PERIOD  RETURN(1)
                ---------  ----------  ------------  ----------  ----------  -------------  -------------  ------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06           $10.69    $0.31(4)    $(0.35)        $(0.04)     $(0.61)      $(0.01)        $(0.62)     $10.03   (0.37)%
Year Ended:
12/31/05          $11.08    $0.60(4)    $(0.34)        $ 0.26      $(0.65)      $   --         $(0.65)     $10.69    2.40%
12/31/04           11.18     0.61(4)     (0.03)          0.58       (0.68)          --          (0.68)      11.08    5.56
12/31/03           10.79     0.63(4)      0.42           1.05       (0.66)          --          (0.66)      11.18    9.78
12/31/02           10.31     0.69(4)      0.27           0.96       (0.48)          --          (0.48)      10.79    9.61
12/31/01            9.70     0.67(4)      0.11           0.78       (0.17)          --          (0.17)      10.31    8.08

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06           $10.62    $0.29(4)    $(0.34)        $(0.05)     $(0.58)      $(0.01)        $(0.59)     $ 9.98   (0.40)%
Year Ended:
12/31/05          $11.01    $0.57(4)    $(0.34)        $ 0.23      $(0.62)      $   --         $(0.62)     $10.62    2.06%
12/31/04           11.12     0.58(4)     (0.03)          0.55       (0.66)          --          (0.66)      11.01    5.31
12/31/03           10.77     0.60(4)      0.41           1.01       (0.66)          --          (0.66)      11.12    9.47
12/31/02           10.31     0.65(4)      0.29           0.94       (0.48)          --          (0.48)      10.77    9.40
12/31/01(3)        10.45     0.10(4)     (0.24)(5)      (0.14)         --           --             --       10.31   (1.34)

                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                --------------------------------------------------------
                            RATIO OF    RATIO OF
                            EXPENSES    EXPENSES
                           TO AVERAGE  TO AVERAGE   RATIO OF
                   NET     NET ASSETS  NET ASSETS      NET
                  ASSETS     BEFORE       AFTER    INVESTMENT
                  END OF   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
                  PERIOD     MENTS/      MENTS/      AVERAGE   TURNOVER
                (IN 000S)    WAIVERS   WAIVERS(2)  NET ASSETS     RATE
                ---------  ----------  ----------  ----------  ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06          $186,173   0.55%(6)    0.55%(6)    5.83%(6)       8%
Year Ended:
12/31/05         $185,140   0.54%       0.54%       5.50%         13%
12/31/04          185,570   0.55        0.55        5.53          20
12/31/03          193,953   0.56        0.56        5.74          24
12/31/02          179,844   0.56        0.56        6.64          21
12/31/01          154,826   0.55        0.55        6.69          33

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06          $ 17,600   0.80%(6)    0.80%(6)    5.58%(6)       8%
Year Ended:
12/31/05         $ 20,374   0.79%       0.79%       5.25%         13%
12/31/04           23,358   0.80        0.80        5.28          20
12/31/03           21,188   0.81        0.81        5.49          24
12/31/02            8,186   0.81        0.81        6.39          21
12/31/01(3)           362   0.80(6)     0.80(6)     6.44(6)       33

(4)  Per share numbers have been calculated using the average shares method.

(5) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

(6)  Annualized.

Financial Highlights

VT FLEXIBLE INCOME PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                 INCOME FROM
                            INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                      --------------------------------- --------------------------------------

                                     NET
                                   REALIZED
               NET                   AND                                                        NET
              ASSET               UNREALIZED             DIVIDENDS DISTRIBUTIONS               ASSET
              VALUE       NET    GAIN/(LOSS) TOTAL FROM  FROM NET     FROM NET                  VALUE
            BEGINNING INVESTMENT      ON     INVESTMENT INVESTMENT    REALIZED       TOTAL     END OF   TOTAL
            OF PERIOD   INCOME   INVESTMENTS OPERATIONS  INCOME(1) CAPITAL GAINS DISTRIBUTIONS PERIOD RETURN(2)
            --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06       $14.08   $0.52(6)    $(0.46)      $0.06     $(0.57)     $(0.01)       $(0.58)    $13.56    0.54%
Year Ended:
12/31/05      $14.10   $0.52(6)    $(0.05)      $0.47     $(0.47)     $(0.02)       $(0.49)    $14.08    3.41%
12/31/04       13.71    0.51(6)      0.35        0.86      (0.47)         --         (0.47)     14.10    6.47
12/31/03       12.41    0.56(6)      1.08        1.64      (0.34)         --         (0.34)     13.71   13.30
12/31/02       12.23    0.41(6)     (0.15)       0.26      (0.08)         --         (0.08)     12.41    2.14
12/31/01       11.90    0.17(6)      0.40        0.57      (0.15)      (0.09)        (0.24)     12.23    4.84

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06       $13.98   $0.50(6)    $(0.44)      $0.06     $(0.54)     $(0.01)       $(0.55)    $13.49    0.43%
Year Ended:
12/31/05      $14.02   $0.49(6)    $(0.07)      $0.42     $(0.44)     $(0.02)       $(0.46)    $13.98    3.09%
12/31/04       13.65    0.47(6)      0.36        0.83      (0.46)         --         (0.46)     14.02    6.24
12/31/03       12.38    0.53(6)      1.07        1.60      (0.33)         --         (0.33)     13.65   13.02
12/31/02       12.23    0.38(6)     (0.15)       0.23      (0.08)         --         (0.08)     12.38    1.89
12/31/01(5)    12.18    0.02(6)      0.03        0.05         --          --            --      12.23    0.41

                                 RATIOS TO AVERAGE
                            NET ASSETS/SUPPLEMENTAL DATA
            -----------------------------------------------------------
                           RATIO OF     RATIO OF
                           EXPENSES     EXPENSES
                          TO AVERAGE   TO AVERAGE   RATIO OF
                          NET ASSETS   NET ASSETS      NET
                            BEFORE       AFTER     INVESTMENT
              NET ASSETS  REIMBURSE-   REIMBURSE-   INCOME TO PORTFOLIO
            END OF PERIOD   MENTS/       MENTS/      AVERAGE   TURNOVER
              (IN 000S)   WAIVERS(3) WAIVERS(3)(4) NET ASSETS    RATE
            ------------- ---------- ------------- ---------- ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06        $132,503    0.30%(7)     0.30%(7)     7.44%(7)   5%
Year Ended:
12/31/05       $143,367    0.30%        0.30%        3.74%      5%
12/31/04        149,055    0.28         0.28         3.67       5
12/31/03        143,283    0.30         0.30         4.33       4
12/31/02        125,992    0.30         0.30         3.37       9
12/31/01         90,860    0.33         0.33         1.43       1

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06        $ 70,719    0.55%(7)     0.55%(7)     7.19%(7)   5%
Year Ended:
12/31/05       $ 79,487    0.55%        0.55%        3.49%      5%
12/31/04         67,752    0.53         0.53         3.42       5
12/31/03         34,501    0.55         0.55         4.08       4
12/31/02          9,416    0.55         0.55         3.12       9
12/31/01(5)         182    0.58(7)      0.58(7)      1.18(7)    1

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

Financial Highlights

VT CONSERVATIVE BALANCED PORTFOLIO

For a Portfolio share outstanding throughout each period.

                              INCOME/(LOSS) FROM
                            INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                      --------------------------------- --------------------------------------

                                     NET
                                   REALIZED
               NET                   AND                                                         NET
              ASSET               UNREALIZED             DIVIDENDS DISTRIBUTIONS                ASSET
              VALUE       NET    GAIN/(LOSS) TOTAL FROM  FROM NET     FROM NET                  VALUE
            BEGINNING INVESTMENT      ON     INVESTMENT INVESTMENT    REALIZED       TOTAL     END OF   TOTAL
            OF PERIOD   INCOME   INVESTMENTS OPERATIONS  INCOME(1) CAPITAL GAINS DISTRIBUTIONS PERIOD RETURN(2)
            --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06       $12.07   $0.37(6)    $(0.25)     $ 0.12     $(0.33)     $(0.03)       $(0.36)    $11.83    1.06%
Year Ended:
12/31/05      $11.82   $0.35(6)    $ 0.18      $ 0.53     $(0.28)     $   --        $(0.28)    $12.07    4.59%
12/31/04       11.15    0.34(6)      0.56        0.90      (0.23)         --         (0.23)     11.82    8.21
12/31/03        9.73    0.36(6)      1.29        1.65      (0.23)         --         (0.23)     11.15   17.09
12/31/02       10.04    0.31(6)     (0.54)      (0.23)     (0.07)      (0.01)        (0.08)      9.73   (2.26)
12/31/01        9.90    0.13         0.10        0.23      (0.09)         --         (0.09)     10.04    2.40

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06       $11.98   $0.36(6)    $(0.25)     $ 0.11     $(0.31)     $(0.03)       $(0.34)    $11.75    0.94%
Year Ended:
12/31/05      $11.75   $0.32(6)    $ 0.17      $ 0.49     $(0.26)     $   --        $(0.26)    $11.98    4.37%
12/31/04       11.11    0.31(6)      0.55        0.86      (0.22)         --         (0.22)     11.75    7.88
12/31/03        9.71    0.33(6)      1.29        1.62      (0.22)         --         (0.22)     11.11   16.83
12/31/02       10.04    0.29(6)     (0.54)      (0.25)     (0.07)      (0.01)        (0.08)      9.71   (2.47)
12/31/01(5)     9.92    0.01         0.11        0.12         --          --            --      10.04    1.21

                                 RATIOS TO AVERAGE
                            NET ASSETS/SUPPLEMENTAL DATA
            -----------------------------------------------------------
                           RATIO OF     RATIO OF
                           EXPENSES     EXPENSES
                          TO AVERAGE   TO AVERAGE   RATIO OF
                          NET ASSETS   NET ASSETS      NET
                            BEFORE       AFTER     INVESTMENT
              NET ASSETS  REIMBURSE-   REIMBURSE-   INCOME TO PORTFOLIO
            END OF PERIOD   MENTS/       MENTS/      AVERAGE   TURNOVER
              (IN 000S)   WAIVERS(3) WAIVERS(3)(4) NET ASSETS    RATE
            ------------- ---------- ------------- ---------- ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06       $42,902      0.35%(7)     0.35%(7)    6.26%(7)      6%
Year Ended:
12/31/05      $43,818      0.38%        0.38%       3.00%         4%
12/31/04       40,458      0.33         0.33        3.02          1
12/31/03       31,600      0.36         0.31        3.48          6
12/31/02       20,759      0.41         0.30        3.20          9
12/31/01       14,221      0.53         0.41        1.36          2

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06       $32,186      0.60%(7)     0.60%(7)    6.01%(7)      6%
Year Ended:
12/31/05      $29,984      0.63%        0.63%       2.75%         4%
12/31/04       20,845      0.58         0.58        2.77          1
12/31/03        9,128      0.61         0.56        3.23          6
12/31/02        2,244      0.66         0.55        2.95          9
12/31/01(5)       205      0.78(7)      0.66(7)     1.11(7)       2

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

Financial Highlights

VT BALANCED PORTFOLIO

For a Portfolio share outstanding throughout each period.

                              INCOME/(LOSS) FROM
                            INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                      --------------------------------- --------------------------------------

                                     NET
                                   REALIZED
               NET                   AND                                                         NET
              ASSET               UNREALIZED             DIVIDENDS DISTRIBUTIONS                ASSET
              VALUE       NET    GAIN/(LOSS) TOTAL FROM  FROM NET     FROM NET                  VALUE
            BEGINNING INVESTMENT      ON     INVESTMENT INVESTMENT    REALIZED       TOTAL     END OF   TOTAL
            OF PERIOD   INCOME   INVESTMENTS OPERATIONS  INCOME(1) CAPITAL GAINS DISTRIBUTIONS PERIOD RETURN(2)
            --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06       $16.72   $0.40(6)   $(0.16)      $ 0.24     $(0.37)     $   --        $(0.37)    $16.59    1.44%
Year Ended:
12/31/05      $16.08   $0.36(6)   $ 0.59       $ 0.95     $(0.31)     $   --        $(0.31)    $16.72    6.01%
12/31/04       14.88    0.32(6)     1.16         1.48      (0.28)         --         (0.28)     16.08   10.12
12/31/03       12.42    0.33(6)     2.46         2.79      (0.33)         --         (0.33)     14.88   22.74
12/31/02       13.91    0.32(6)    (1.53)       (1.21)     (0.28)         --         (0.28)     12.42   (8.78)
12/31/01       14.50    0.17(6)    (0.15)        0.02      (0.25)      (0.36)        (0.61)     13.91    0.13
CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06       $16.61   $0.38(6)   $(0.16)      $ 0.22     $(0.33)     $   --        $(0.33)    $16.50    1.35%
Year Ended:
12/31/05      $15.99   $0.32(6)   $ 0.58       $ 0.90     $(0.28)     $   --        $(0.28)    $16.61    5.72%
12/31/04       14.82    0.28(6)     1.16         1.44      (0.27)         --         (0.27)     15.99    9.83
12/31/03       12.39    0.30(6)     2.45         2.75      (0.32)         --         (0.32)     14.82   22.46
12/31/02       13.91    0.29(6)    (1.53)       (1.24)     (0.28)         --         (0.28)     12.39   (9.00)
12/31/01(5)    13.52    0.02(6)     0.37(7)      0.39         --          --            --      13.91    2.88

                                 RATIOS TO AVERAGE
                            NET ASSETS/SUPPLEMENTAL DATA
            -----------------------------------------------------------
                           RATIO OF     RATIO OF
                           EXPENSES     EXPENSES
                          TO AVERAGE   TO AVERAGE   RATIO OF
                          NET ASSETS   NET ASSETS      NET
                            BEFORE       AFTER     INVESTMENT
              NET ASSETS  REIMBURSE-   REIMBURSE-   INCOME TO PORTFOLIO
            END OF PERIOD   MENTS/       MENTS/      AVERAGE   TURNOVER
              (IN 000S)   WAIVERS(3) WAIVERS(3)(4) NET ASSETS    RATE
            ------------- ---------- ------------- ---------- ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06        $500,099     0.28%(8)    0.28%(8)     4.76%(8)     5%
Year Ended:
12/31/05       $462,438     0.28%       0.28%        2.26%        4%
12/31/04        467,076     0.28        0.28         2.13         4
12/31/03        419,273     0.29        0.29         2.50         7
12/31/02        334,605     0.29        0.29         2.52        22
12/31/01        354,082     0.28        0.28         1.22         8
CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06        $214,046     0.53%(8)    0.53%(8)     4.51%(8)     5%
Year Ended:
12/31/05       $198,280     0.53%       0.53%        2.01%        4%
12/31/04        164,802     0.53        0.53         1.88         4
12/31/03         91,631     0.54        0.54         2.25         7
12/31/02         31,335     0.54        0.54         2.27        22
12/31/01(5)       1,452     0.53(8)     0.53(8)      0.97(8)      8

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)  Per share numbers have been calculated using the average shares method.

(7) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

(8)  Annualized.

Financial Highlights

VT CONSERVATIVE GROWTH PORTFOLIO

For a Portfolio share outstanding throughout each period.

                              INCOME/(LOSS) FROM
                            INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                      --------------------------------- --------------------------------------

                                     NET
                                   REALIZED
               NET                   AND                                                         NET
              ASSET               UNREALIZED             DIVIDENDS DISTRIBUTIONS                ASSET
              VALUE       NET    GAIN/(LOSS) TOTAL FROM  FROM NET     FROM NET                  VALUE
            BEGINNING INVESTMENT      ON     INVESTMENT INVESTMENT    REALIZED       TOTAL     END OF   TOTAL
            OF PERIOD   INCOME   INVESTMENTS OPERATIONS  INCOME(1) CAPITAL GAINS DISTRIBUTIONS PERIOD RETURN(2)
            --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06       $17.85   $0.28(6)   $ 0.03       $ 0.31     $(0.29)     $   --        $(0.29)    $17.87    1.78%
Year Ended:
12/31/05      $16.89   $0.25(6)   $ 0.93       $ 1.18     $(0.22)     $   --        $(0.22)    $17.85    7.04%
12/31/04       15.32    0.21(6)     1.58         1.79      (0.22)         --         (0.22)     16.89   11.78
12/31/03       12.16    0.23(6)     3.23         3.46      (0.30)         --         (0.30)     15.32   28.74
12/31/02       14.87    0.23(6)    (2.51)       (2.28)     (0.41)      (0.02)        (0.43)     12.16  (15.52)
12/31/01       16.46    0.17(6)    (0.72)       (0.55)     (0.61)      (0.43)        (1.04)     14.87   (3.56)
CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06       $17.73   $0.25(6)   $ 0.05       $ 0.30     $(0.26)     $   --        $(0.26)    $17.77    1.70%
Year Ended:
12/31/05      $16.80   $0.21(6)   $ 0.91       $ 1.12     $(0.19)     $   --        $(0.19)    $17.73    6.71%
12/31/04       15.25    0.17(6)     1.58         1.75      (0.20)         --         (0.20)     16.80   11.58
12/31/03       12.13    0.20(6)     3.20         3.40      (0.28)         --         (0.28)     15.25   28.36
12/31/02       14.87    0.19(6)    (2.50)       (2.31)     (0.41)      (0.02)        (0.43)     12.13  (15.72)
12/31/01(5)    14.24    0.01(6)     0.62(7)      0.63         --          --            --      14.87    4.42

                                 RATIOS TO AVERAGE
                            NET ASSETS/SUPPLEMENTAL DATA
            -----------------------------------------------------------
                           RATIO OF     RATIO OF
                           EXPENSES     EXPENSES
                          TO AVERAGE   TO AVERAGE   RATIO OF
                          NET ASSETS   NET ASSETS      NET
                            BEFORE       AFTER     INVESTMENT
              NET ASSETS  REIMBURSE-   REIMBURSE-   INCOME TO PORTFOLIO
            END OF PERIOD   MENTS/       MENTS/      AVERAGE   TURNOVER
              (IN 000S)   WAIVERS(3) WAIVERS(3)(4) NET ASSETS    RATE
            ------------- ---------- ------------- ---------- ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06        $282,573      0.29%(8)   0.29%(8)    3.07%(8)      5%
Year Ended:
12/31/05       $293,378      0.29%      0.29%       1.47%         9%
12/31/04        303,584      0.28       0.28        1.36         10
12/31/03        284,165      0.30       0.30        1.75         11
12/31/02        229,564      0.29       0.29        1.77         19
12/31/01        309,608      0.28       0.28        1.11          7
CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06        $109,076      0.54%(8)   0.54%(8)    2.82%(8)      5%
Year Ended:
12/31/05       $ 94,662      0.54%      0.54%       1.22%         9%
12/31/04         73,830      0.53       0.53        1.11         10
12/31/03         40,576      0.55       0.55        1.50         11
12/31/02         14,610      0.54       0.54        1.52         19
12/31/01(5)       1,127      0.53(8)    0.53(8)     0.86(8)       7

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)  Per share numbers have been calculated using the average shares method.

(7) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

(8)  Annualized.

Financial Highlights

VT STRATEGIC GROWTH PORTFOLIO

For a Portfolio share outstanding throughout each period.

                              INCOME/(LOSS) FROM
                            INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                      --------------------------------- --------------------------------------

                                     NET
                                   REALIZED
               NET                   AND                                                         NET
              ASSET               UNREALIZED             DIVIDENDS DISTRIBUTIONS                ASSET
              VALUE       NET    GAIN/(LOSS) TOTAL FROM  FROM NET     FROM NET                  VALUE
            BEGINNING INVESTMENT      ON     INVESTMENT INVESTMENT    REALIZED       TOTAL     END OF   TOTAL
            OF PERIOD   INCOME   INVESTMENTS OPERATIONS  INCOME(1) CAPITAL GAINS DISTRIBUTIONS PERIOD RETURN(2)
            --------- ---------- ----------- ---------- ---------- ------------- ------------- ------ ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06       $19.74   $0.22(6)   $ 0.18       $ 0.40     $(0.22)     $   --        $(0.22)    $19.92    2.04%
Year Ended:
12/31/05      $18.45   $0.19(6)   $ 1.22       $ 1.41     $(0.12)     $   --        $(0.12)    $19.74    7.71%
12/31/04       16.46    0.14(6)     1.96         2.10      (0.11)         --         (0.11)     18.45   12.83
12/31/03       12.55    0.14(6)     3.98         4.12      (0.21)         --         (0.21)     16.46   33.07
12/31/02       16.45    0.15(6)    (3.47)       (3.32)     (0.54)      (0.04)        (0.58)     12.55  (20.53)
12/31/01       18.61    0.16(6)    (1.27)       (1.11)     (0.57)      (0.48)        (1.05)     16.45   (6.25)

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06       $19.64   $0.20(6)   $ 0.17       $ 0.37     $(0.18)     $   --        $(0.18)    $19.83    1.92%
Year Ended:
12/31/05      $18.38   $0.14(6)   $ 1.22       $ 1.36     $(0.10)     $   --        $(0.10)    $19.64    7.47%
12/31/04       16.42    0.09(6)     1.97         2.06      (0.10)         --         (0.10)     18.38   12.54
12/31/03       12.54    0.10(6)     3.98         4.08      (0.20)         --         (0.20)     16.42   32.76
12/31/02       16.45    0.11(6)    (3.44)       (3.33)     (0.54)      (0.04)        (0.58)     12.54  (20.59)
12/31/01(5)    15.54    0.01(6)     0.90(7)      0.91         --          --            --      16.45    5.86

                                 RATIOS TO AVERAGE
                            NET ASSETS/SUPPLEMENTAL DATA
            -----------------------------------------------------------
                           RATIO OF     RATIO OF
                           EXPENSES     EXPENSES
                          TO AVERAGE   TO AVERAGE   RATIO OF
                          NET ASSETS   NET ASSETS      NET
                            BEFORE       AFTER     INVESTMENT
              NET ASSETS  REIMBURSE-   REIMBURSE-   INCOME TO PORTFOLIO
            END OF PERIOD   MENTS/       MENTS/      AVERAGE   TURNOVER
              (IN 000S)   WAIVERS(3) WAIVERS(3)(4) NET ASSETS    RATE
            ------------- ---------- ------------- ---------- ---------
CLASS 1 SHARES
Six Months Ended (unaudited):
6/30/06        $140,827    0.30%(8)     0.30%(8)    2.20%(8)      5%
Year Ended:
12/31/05       $136,966    0.31%        0.31%       1.01%         9%
12/31/04        130,069    0.29         0.29        0.80          4
12/31/03        105,077    0.31         0.31        0.99          9
12/31/02         73,936    0.32         0.32        1.06         16
12/31/01         97,401    0.31         0.31        0.95          5

CLASS 2 SHARES
Six Months Ended (unaudited):
6/30/06        $ 57,412    0.55%(8)     0.55%(8)    1.95%(8)      5%
Year Ended:
12/31/05       $ 48,413    0.56%        0.56%       0.76%         9%
12/31/04         34,129    0.54         0.54        0.55          4
12/31/03         14,766    0.56         0.56        0.74          9
12/31/02          2,676    0.57         0.57        0.81         16
12/31/01(5)         319    0.56(8)      0.56(8)     0.70(8)       5

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class 2 shares on November 6, 2001.

(6)  Per share numbers have been calculated using the average shares method.

(7) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.

(8)  Annualized.





                              FINANCIAL HIGHLIGHTS
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                   (unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

                                        1

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
Asset Allocation Account
Net Asset Value, Beginning of Period......................       $12.78      $12.28      $11.70        $9.82      $11.28      $12.02
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.12        0.19        0.14         0.15        0.20        0.24
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.16        0.51        0.82         1.92      (1.66)      (0.71)
                          Total From Investment Operations         0.28        0.70        0.96         2.07      (1.46)      (0.47)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.10)      (0.20)      (0.38)       (0.19)           -      (0.24)
     Distributions from Realized Gains....................       (0.17)           -           -            -           -      (0.03)
                                                           ------------
                         Total Dividends and Distributions       (0.27)      (0.20)      (0.38)       (0.19)           -      (0.27)
Net Asset Value, End of Period............................       $12.79      $12.78      $12.28       $11.70       $9.82      $11.28
Total Return(b)........................................... 2.22%(    c)       5.79%       8.49%       21.61%    (12.94)%     (3.92)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $97,549    $100,637    $103,131      $98,006     $82,409    $101,904
     Ratio of Expenses to Average Net Assets.............. 0.83%(    d)       0.86%       0.84%        0.85%       0.84%       0.85%
     Ratio of Net Investment Income to Average Net Assets.     1.94%(d)       1.53%       1.19%        1.49%       1.79%       2.23%
     Portfolio Turnover Rate..............................     86.1%(d)       83.5%      127.0%       186.0%      255.3%      182.4%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Balanced Account
Net Asset Value, Beginning of Period......................       $14.93      $14.34      $13.31       $11.56      $13.73      $15.43
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.18        0.31        0.31         0.27        0.34     0.40(e)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.14        0.64        1.00         1.83      (2.11)   (1.42)(e)
                          Total From Investment Operations         0.32        0.95        1.31         2.10      (1.77)      (1.02)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.36)      (0.36)      (0.28)       (0.35)      (0.40)      (0.47)
     Distributions from Realized Gains....................            -           -           -            -           -      (0.21)
                                                           ------------
                         Total Dividends and Distributions       (0.36)      (0.36)      (0.28)       (0.35)      (0.40)      (0.68)
Net Asset Value, End of Period............................       $14.89      $14.93      $14.34       $13.31      $11.56      $13.73
Total Return(b)...........................................     2.18%(c)       6.79%      10.05%       18.82%    (13.18)%     (6.96)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $109,505    $116,927    $126,548     $124,735    $110,545    $144,214
     Ratio of Expenses to Average Net Assets..............     0.63%(d)       0.64%       0.63%        0.65%       0.61%       0.61%

     Ratio of Gross Expenses to Average Net Assets........      -                 - 0.63%(   f)     0.65%(f)    0.62%(f)          -%
     Ratio of Net Investment Income to Average Net Assets.     2.44%(d)       2.19%       2.32%        2.23%       2.52%    2.73%(e)
     Portfolio Turnover Rate..............................    164.4%(d)      115.3%      128.3%       114.3%       87.8%      114.3%


(a)  Six months ended June 30, 2006.

(b)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.


(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Effective  January 1, 2001,  the Fund adopted the  provisions  of the AICPA
     Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.


(f)  Expense ratio  without  commission  rebates.

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
Bond Account
Net Asset Value, Beginning of Period......................       $12.04      $12.31      $12.31       $12.32      $11.84      $11.78
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.27        0.50        0.51         0.52        0.51 0.56(    b)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.35)      (0.20)        0.08         0.02        0.54     0.35(b)
                          Total From Investment Operations       (0.08)        0.30        0.59         0.54        1.05        0.91
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.49)      (0.57)      (0.59)       (0.55)      (0.57)      (0.85)
                                                           ------------
                         Total Dividends and Distributions       (0.49)      (0.57)      (0.59)       (0.55)      (0.57)      (0.85)
Net Asset Value, End of Period............................       $11.47      $12.04      $12.31       $12.31      $12.32      $11.84
Total Return(c)........................................... (0.72)%(  d)       2.50%       4.98%        4.59%       9.26%       8.12%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $366,433    $338,044    $286,684     $263,435    $232,839    $166,658
     Ratio of Expenses to Average Net Assets.............. 0.57%(    e)       0.47%       0.47%        0.47%       0.49%       0.50%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)................     0.44%(e)          -%          -%           -%          -%          -%
     Ratio of Net Investment Income to Average Net Assets.     4.78%(e)       4.21%       4.23%        4.32%       5.02%    5.73%(b)
     Portfolio Turnover Rate..............................    288.9%(e)      176.2%      143.6%        82.1%       63.3%      146.1%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Capital Value Account
Net Asset Value, Beginning of Period......................       $34.59      $32.39      $29.23       $23.60      $27.78      $30.72
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.28        0.54        0.44         0.38        0.39        0.34
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.75        1.66        3.17         5.63      (4.18)      (2.80)
                          Total From Investment Operations         2.03        2.20        3.61         6.01      (3.79)      (2.46)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.57)           -      (0.45)       (0.38)      (0.39)      (0.34)
     Distributions from Realized Gains....................       (3.01)           -           -            -           -      (0.14)
                                                           ------------
                         Total Dividends and Distributions       (3.58)           -      (0.45)       (0.38)      (0.39)      (0.48)
Net Asset Value, End of Period............................       $33.04      $34.59      $32.39       $29.23      $23.60      $27.78
Total Return(c)...........................................     6.14%(d)       6.80%      12.36%       25.49%    (13.66)%     (8.05)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $263,223    $258,490    $265,580     $248,253    $206,541    $254,484
     Ratio of Expenses to Average Net Assets..............     0.60%(e)       0.61%       0.60%        0.61%       0.61%       0.61%
     Ratio of Gross Expenses to Average Net Assets........            -          -% 0.60%(   f)     0.61%(f)    0.61%(f)          -%
     Ratio of Net Investment Income to Average Net Assets.     1.68%(e)       1.62%       1.47%        1.47%       1.45%       1.20%
     Portfolio Turnover Rate..............................     82.6%(e)      120.9%      183.3%       125.7%      142.6%       91.7%


(a)  Six months ended June 30, 2006.

(b)  Effective  January 1, 2001,  the Fund adopted the  provisions  of the AICPA
     Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

(c)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amount shown.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f)  Expense ratio  without  commission  rebates.






                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
Diversified International Account
Net Asset Value, Beginning of Period......................       $16.83      $13.75      $11.48        $8.78      $10.51      $13.90
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.18        0.18        0.17         0.13        0.10        0.09
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.77        3.05        2.22         2.67      (1.78)      (3.46)
                          Total From Investment Operations         1.95        3.23        2.39         2.80      (1.68)      (3.37)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.15)      (0.12)       (0.10)      (0.05)      (0.02)
     Distributions from Realized Gains....................       (0.52)           -           -            -           -           -
                                                           ------------
                         Total Dividends and Distributions       (0.75)      (0.15)      (0.12)       (0.10)      (0.05)      (0.02)
Net Asset Value, End of Period............................       $18.03      $16.83      $13.75       $11.48       $8.78      $10.51
Total Return(b)........................................... 11.78%(   c)      23.79%      21.03%       32.33%    (16.07)%    (24.27)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $334,798    $293,647    $226,753     $167,726    $119,222    $145,848
     Ratio of Expenses to Average Net Assets.............. 0.91%(    d)       0.97%       0.96%        0.92%       0.92%       0.92%
     Ratio of Gross Expenses to Average Net Assets........            - 0.97%(   e) 0.97%(   f)     0.93%(f)    0.93%(f)          -%
     Ratio of Net Investment Income to Average Net Assets.     2.04%(d)       1.27%       1.39%        1.33%       1.03%       0.78%
     Portfolio Turnover Rate..............................    119.8%(d)      121.2%      170.1%       111.5%       82.2%       84.3%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Equity Growth Account
Net Asset Value, Beginning of Period......................       $17.23      $16.02      $14.73       $11.74      $16.29      $20.37
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.08           -        0.09         0.06        0.03        0.01
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.69)        1.21        1.28         2.99      (4.54)      (2.82)
                          Total From Investment Operations       (0.61)        1.21        1.37         3.05      (4.51)      (2.81)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -           -      (0.08)       (0.06)      (0.04)      (0.02)
     Distributions from Realized Gains....................            -           -           -            -           -      (1.25)
                                                           ------------
                         Total Dividends and Distributions            -           -      (0.08)       (0.06)      (0.04)      (1.27)
Net Asset Value, End of Period............................       $16.62      $17.23      $16.02       $14.73      $11.74      $16.29
Total Return(b)...........................................   (3.54)%(c)       7.55%       9.33%       25.95%    (27.72)%    (14.86)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $250,019    $274,192    $280,700     $272,831    $219,044    $334,401
     Ratio of Expenses to Average Net Assets..............     0.76%(d)       0.77%       0.72%        0.74%       0.77%       0.75%
     Ratio of Gross Expenses to Average Net Assets........            -          -% 0.77%(   g)     0.77%(g)          -%          -%
     Ratio of Net Investment Income to Average Net Assets.     0.96%(d)       0.00%       0.59%        0.47%       0.19%       0.06%
     Portfolio Turnover Rate..............................     65.1%(d)       51.6%      147.7%       130.9%      138.8%       88.8%


(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio without custodian credits.

(f)  Expense ratio without commission rebates and custodian credits.

(g)  Expense ratio without commission rebates.

                                                                2006(a)        2005     2004(e)
Equity Value Account
Net Asset Value, Beginning of Period......................       $11.05      $11.07      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.09        0.15        0.06
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.36        0.26        1.08
                          Total From Investment Operations         0.45        0.41        1.14
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.11)      (0.06)
     Distributions from Realized Gains....................       (0.04)      (0.32)      (0.01)
                                                           ------------
                         Total Dividends and Distributions       (0.04)      (0.43)      (0.07)
Net Asset Value, End of Period............................       $11.46      $11.05      $11.07
Total Return(b)...........................................     4.12%(c)       3.78%   11.40%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,932      $3,722      $2,213
     Ratio of Expenses to Average Net Assets..............     1.07%(d)       1.10%    1.10%(d)
     Ratio of Gross Expenses to Average Net Assets(f).....     1.07%(d)       1.14%    1.30%(d)
     Ratio of Net Investment Income to Average Net Assets.     1.52%(d)       1.36%    1.72%(d)
     Portfolio Turnover Rate..............................     10.2%(d)       26.7%    25.4%(d)

(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c) Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) Period from August 30, 2004, date operations commenced, through December 31, 2004.

(f) Expense ratio without the Manager's voluntary or contractual expense limit. The voluntary expense limit ceased on April 30, 2006. The contractual expense limit began on May 1, 2006.

                                                                2006( a)        2005        2004         2003        2002       2001
                                                                 ----          ----        ----         ----        ----        ----
Government & High Quality Bond Account
Net Asset Value, Beginning of Period......................       $11.36      $11.64      $11.77       $12.00      $11.58      $11.43
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.24        0.44        0.44         0.45        0.43        0.51
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.27)      (0.21)      (0.04)       (0.24)        0.55        0.32
                          Total From Investment Operations       (0.03)        0.23        0.40         0.21        0.98        0.83
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.46)      (0.51)      (0.53)       (0.44)      (0.52)      (0.68)
     Distributions from Realized Gains....................            -           -           -            -      (0.04)           -
                                                           ------------
                         Total Dividends and Distributions       (0.46)      (0.51)      (0.53)       (0.44)      (0.56)      (0.68)
Net Asset Value, End of Period............................       $10.87      $11.36      $11.64       $11.77      $12.00      $11.58
Total Return(b)........................................... (0.27)%(  c)       2.01%       3.56%        1.84%       8.80%       7.61%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $302,260    $316,047    $334,034     $368,564    $342,001    $193,254
     Ratio of Expenses to Average Net Assets.............. 0.60%(    d)       0.46%       0.44%        0.44%       0.47%       0.49%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)................     0.45%(d)          -%          -%           -%          -%          -%
     Ratio of Net Investment Income to Average Net Assets.     4.46%(d)       3.88%       3.82%        3.83%       4.87%       5.63%
     Portfolio Turnover Rate..............................    252.1%(d)      262.1%       67.2%       110.4%       33.8%       45.9%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Growth Account
Net Asset Value, Beginning of Period......................       $13.29      $11.94      $10.95        $8.68      $12.24      $16.43
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.03        0.03        0.07         0.03        0.02           -
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.14        1.40        0.95         2.26      (3.58)      (4.19)
                          Total From Investment Operations         0.17        1.43        1.02         2.29      (3.56)      (4.19)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.08)      (0.03)       (0.02)           -           -
                                                           ------------
                         Total Dividends and Distributions       (0.04)      (0.08)      (0.03)       (0.02)           -           -
Net Asset Value, End of Period............................       $13.42      $13.29      $11.94       $10.95       $8.68      $12.24
Total Return(b)...........................................     1.24%(c)      12.09%       9.38%       26.46%    (29.07)%    (25.50)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $118,859    $124,254    $134,956     $141,107    $124,079    $209,879
     Ratio of Expenses to Average Net Assets..............     0.61%(d)       0.62%       0.60%        0.61%       0.61%       0.61%
     Ratio of Gross Expenses to Average Net Assets........            -          -% 0.60%(   e)     0.61%(e)    0.61%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.     0.48%(d)       0.26%       0.67%        0.35%       0.18%       0.02%
     Portfolio Turnover Rate..............................     97.6%(d)       78.3%      122.4%        40.8%       27.3%       39.0%

(a) Six months ended June 30, 2006.

(b)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio  without  commission  rebates.







                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
International Emerging Markets Account
Net Asset Value, Beginning of Period......................       $16.02      $14.78      $12.86        $8.24       $8.93       $9.37
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.15        0.22        0.12         0.11        0.02        0.08
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.64        4.46        3.04         4.60      (0.70)      (0.48)
                          Total From Investment Operations         1.79        4.68        3.16         4.71      (0.68)      (0.40)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.17)      (0.10)       (0.08)           -      (0.04)
     Distributions from Realized Gains....................       (0.59)      (3.27)      (1.14)            -           -           -
     Tax Return of Capital Distributions(b)...............            -           -           -       (0.01)      (0.01)           -
                                                           ------------
                         Total Dividends and Distributions       (0.59)      (3.44)      (1.24)       (0.09)      (0.01)      (0.04)
Net Asset Value, End of Period............................       $17.22      $16.02      $14.78       $12.86       $8.24       $8.93
Total Return(c)........................................... 11.20%(   d)      34.29%      24.89%       57.20%     (7.63)%     (4.24)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $92,394     $71,639     $43,502      $23,972     $10,835      $6,964
     Ratio of Expenses to Average Net Assets.............. 1.44%(    e)       1.60%       1.53%        1.71%       1.60%       1.35%
     Ratio of Gross Expenses to Average Net Assets(f).....            - 1.60%(   g) 1.55%(   h)     1.84%(h)    2.26%(h)       2.33%
     Ratio of Net Investment Income to Average Net Assets.     1.65%(e)       1.45%       0.87%        1.16%       0.39%       0.97%
     Portfolio Turnover Rate..............................    122.7%(e)      169.6%      171.0%       112.4%      147.7%      137.4%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
International SmallCap Account
Net Asset Value, Beginning of Period......................       $22.50      $17.72      $13.73        $9.06      $10.84      $13.87
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.14        0.12        0.11         0.10        0.08        0.04
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         2.68        4.96        4.00         4.72      (1.83)      (3.07)
                          Total From Investment Operations         2.82        5.08        4.11         4.82      (1.75)      (3.03)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.13)      (0.11)      (0.12)       (0.15)      (0.03)           -
     Distributions from Realized Gains....................       (3.66)      (0.19)           -            -           -           -
                                                           ------------
                         Total Dividends and Distributions       (3.79)      (0.30)      (0.12)       (0.15)      (0.03)           -
Net Asset Value, End of Period............................       $21.53      $22.50      $17.72       $13.73       $9.06      $10.84
Total Return(c)...........................................    13.42%(d)      29.12%      30.20%       54.15%    (16.20)%    (21.85)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $162,189    $143,454     $99,833      $66,242     $38,912     $43,674
     Ratio of Expenses to Average Net Assets..............     1.26%(e)       1.33%       1.30%        1.33%       1.31%       1.41%
     Ratio of Gross Expenses to Average Net Assets........            -    1.33%(g)    1.31%(h)     1.33%(h)    1.32%(h)          -%
     Ratio of Net Investment Income to Average Net Assets.     1.27%(e)       0.63%       0.75%        1.00%       0.77%       0.32%
     Portfolio Turnover Rate..............................    152.6%(e)      132.3%      140.6%       128.9%       73.6%      123.8%


(a)  Six months ended June 30, 2006.

(b) See "Dividends  and  Distributions  to
     Shareholders" in Notes to Financial  Statements.

(c) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(d)  Total return amounts have not been annualized.

(e)  Computed on an  annualized  basis.

(f) Expense ratio without the Manager's
     voluntary expense limit. The expense limit was increased on May 1, 2002, and May 1, 2003, and ceased on May 1, 2004.

(g)  Expense  ratio  without  custodian  credits.

(h)  Expense ratio without commission rebates and custodian credits.

                                                           2006(    a)         2005        2004        2003 2002(     b)
                                                           ----                ----        ----        ---- ----
LargeCap Blend Account
Net Asset Value, Beginning of Period......................      $11.19       $10.73      $10.37       $8.43       $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............        0.06         0.10        0.13        0.10         0.02
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................        0.20         0.40        0.92        1.90       (1.57)
                          Total From Investment Operations        0.26         0.50        1.05        2.00       (1.55)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................      (0.08)            -      (0.11)      (0.06)       (0.02)
     Distributions from Realized Gains....................      (0.34)       (0.04)      (0.58)           -            -
                                                           -----------
                         Total Dividends and Distributions      (0.42)       (0.04)      (0.69)      (0.06)       (0.02)
Net Asset Value, End of Period............................      $11.03       $11.19      $10.73      $10.37        $8.43
Total Return(c)........................................... 2.44%(   d)        4.74%      10.36%      23.76%  (15.47)%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............    $161,181     $135,072     $90,751     $54,632      $13,927
     Ratio of Expenses to Average Net Assets.............. 0.76%(   e)        0.78%       0.76%       0.80%     1.00%(e)
     Ratio of Gross Expenses to Average Net Assets(f).....           -            - 0.78%(   g)    0.83%(g) 1.10%(e),(g)
     Ratio of Net Investment Income to Average Net Assets.    1.15%(e)        0.96%       1.23%       1.08%     0.86%(e)
     Portfolio Turnover Rate..............................    52.5%(e)        44.1%       75.6%       56.2%     49.1%(e)



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
LargeCap Growth Equity Account
Net Asset Value, Beginning of Period......................        $4.76       $4.60       $4.47        $3.63       $5.44       $7.78
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.01        0.01        0.01            -      (0.02)      (0.03)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.25)        0.16        0.13         0.84      (1.79)      (2.31)
                          Total From Investment Operations       (0.24)        0.17        0.14         0.84      (1.81)      (2.34)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.01)      (0.01)            -           -           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.01)      (0.01)            -           -           -
Net Asset Value, End of Period............................        $4.52       $4.76       $4.60        $4.47       $3.63       $5.44
Total Return(c)...........................................   (5.04)%(d)       3.63%       3.16%       23.14%    (33.27)%    (30.08)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $41,013     $36,912     $31,179      $24,677      $5,572      $5,172
     Ratio of Expenses to Average Net Assets..............     1.04%(e)       1.09%       1.04%        1.16%       1.05%       1.10%
     Ratio of Gross Expenses to Average Net Assets(h).....            -           -    1.05%(g)     1.19%(g)    1.09%(g)       1.11%
     Ratio of Net Investment Income to Average Net Assets.     0.30%(e)       0.18%       0.28%      (0.13)%     (0.49)%     (0.62)%
     Portfolio Turnover Rate..............................    129.4%(e)       91.2%      141.8%        51.1%      183.8%      121.2%


(a) Six months ended June 30, 2006.

(b)  Period from May 1, 2002, date operations  commenced,  through  December 31,
     2002.

(c) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an annualized basis.

(f) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.

(g)  Expense ratio without commission rebates.

(h) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2002.

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
LargeCap Stock Index Account
Net Asset Value, Beginning of Period......................        $9.16       $8.77       $8.06        $6.35       $8.29       $9.52
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.08        0.13        0.14         0.10        0.08        0.08
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.16        0.26        0.70         1.70      (1.94)      (1.23)
                          Total From Investment Operations         0.24        0.39        0.84         1.80      (1.86)      (1.15)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.13)           -      (0.13)       (0.09)      (0.08)      (0.08)
                                                           ------------
                         Total Dividends and Distributions       (0.13)           -      (0.13)       (0.09)      (0.08)      (0.08)
Net Asset Value, End of Period............................        $9.27       $9.16       $8.77        $8.06       $6.35       $8.29
Total Return(b)........................................... 2.62%(    c)       4.47%      10.39%       28.32%    (22.44)%    (12.10)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $188,335    $179,143    $158,237     $118,638     $72,949     $73,881
     Ratio of Expenses to Average Net Assets.............. 0.26%(    d)       0.38%       0.37%        0.39%       0.39%       0.40%
     Ratio of Gross Expenses to Average Net Assets(e).....            -       0.38%       0.37%        0.39%       0.39%       0.41%
     Ratio of Net Investment Income to Average Net Assets.     1.67%(d)       1.52%       1.64%        1.42%       1.22%       1.05%
     Portfolio Turnover Rate..............................      8.3%(d)       13.1%       20.5%        15.7%       15.1%       10.8%



                                                               2006(a)         2005        2004        2003 2002(     f)
                                                               ----            ----        ----        ---- ----
LargeCap Value Account
Net Asset Value, Beginning of Period......................      $12.45       $11.88      $10.80       $8.52       $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............        0.10         0.18        0.19        0.16         0.06
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................        0.54         0.46        1.22        2.23       (1.48)
                          Total From Investment Operations        0.64         0.64        1.41        2.39       (1.42)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................      (0.15)            -      (0.16)      (0.11)       (0.06)
     Distributions from Realized Gains....................      (0.26)       (0.07)      (0.17)           -            -
                                                           -----------
                         Total Dividends and Distributions      (0.41)       (0.07)      (0.33)      (0.11)       (0.06)
Net Asset Value, End of Period............................      $12.68       $12.45      $11.88      $10.80        $8.52
Total Return(b)...........................................    5.20%(c)        5.44%      13.09%      28.05%  (14.24)%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............    $152,681     $122,221     $80,721     $47,221      $13,186
     Ratio of Expenses to Average Net Assets..............    0.76%(d)        0.77%       0.75%       0.74%     0.96%(d)
     Ratio of Gross Expenses to Average Net Assets(g).....           -           -% 0.76%(   h)    0.79%(h) 1.00%(d),(h)
     Ratio of Net Investment Income to Average Net Assets.    1.66%(d)        1.52%       1.65%       1.77%     1.79%(d)
     Portfolio Turnover Rate..............................    15.9%(d)        19.7%       23.2%       17.1%      5.9%(d)


(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an  annualized  basis.

(e) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on April 29, 2005.

(f)  Period from May 1, 2002, date operations  commenced,  through  December 31,
     2002.

(g) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.

(h)  Expense ratio  without  commission  rebates.

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
MidCap Account
Net Asset Value, Beginning of Period......................       $42.54      $39.63      $37.56       $28.54      $32.09      $34.47
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.17        0.45        0.39         0.35        0.30        0.24
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.03        3.12        6.05         9.01      (3.08)      (1.50)
                          Total From Investment Operations         1.20        3.57        6.44         9.36      (2.78)      (1.26)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.46)           -      (0.39)       (0.34)      (0.30)      (0.24)
     Distributions from Realized Gains....................       (5.20)      (0.66)      (3.98)            -      (0.47)      (0.88)
                                                           ------------
                         Total Dividends and Distributions       (5.66)      (0.66)      (4.37)       (0.34)      (0.77)      (1.12)
Net Asset Value, End of Period............................       $38.08      $42.54      $39.63       $37.56      $28.54      $32.09
Total Return(b)........................................... 2.93%(    c)       9.21%      17.76%       32.81%     (8.75)%     (3.71)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $422,538    $420,812    $395,304     $334,204    $248,986    $278,707
     Ratio of Expenses to Average Net Assets.............. 0.57%(    d)       0.58%       0.59%        0.61%       0.62%       0.62%
     Ratio of Gross Expenses to Average Net Assets........            -          -% 0.59%(   e)     0.61%(e)    0.62%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.     0.87%(d)       1.13%       1.02%        1.09%       0.98%       0.77%
     Portfolio Turnover Rate..............................     43.4%(d)       49.9%       38.9%        44.9%       67.9%       73.6%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
MidCap Growth Account
Net Asset Value, Beginning of Period......................       $11.19       $9.84       $8.80        $6.26       $8.49      $10.46
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............            -      (0.02)      (0.03)       (0.03)      (0.04)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.34        1.37        1.07         2.57      (2.19)      (1.68)
                          Total From Investment Operations         0.34        1.35        1.04         2.54      (2.23)      (1.73)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.31)           -           -            -           -      (0.24)
                                                           ------------
                         Total Dividends and Distributions       (0.31)           -           -            -           -      (0.24)
Net Asset Value, End of Period............................       $11.22      $11.19       $9.84        $8.80       $6.26       $8.49
Total Return(b)...........................................     2.95%(c)      13.72%      11.82%       40.58%    (26.27)%    (16.92)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $72,634     $68,471     $59,674      $54,288     $21,934     $27,838
     Ratio of Expenses to Average Net Assets..............     0.91%(d)       0.92%       0.86%        0.91%       0.91%       0.97%
     Ratio of Gross Expenses to Average Net Assets........            -          -%    0.92%(e)     0.94%(e)    0.92%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.     0.07%(d)     (0.15)%     (0.30)%      (0.39)%     (0.55)%     (0.66)%
     Portfolio Turnover Rate..............................    173.9%(d)       97.0%       47.7%        67.5%       43.1%       55.2%


(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio without commission rebates.

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
MidCap Value Account
Net Asset Value, Beginning of Period......................       $16.57      $15.38      $14.13       $10.48      $11.68      $12.57
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.05        0.05        0.02         0.01           -        0.01
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.47        1.53        3.10         3.81      (1.16)      (0.35)
                                                           ------------
                          Total From Investment Operations         0.52        1.58        3.12         3.82      (1.16)      (0.34)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)           -      (0.01)       (0.01)           -      (0.01)
     Distributions from Realized Gains....................       (1.79)      (0.39)      (1.86)       (0.16)      (0.04)      (0.54)
                                                           ------------
                         Total Dividends and Distributions       (1.83)      (0.39)      (1.87)       (0.17)      (0.04)      (0.55)
Net Asset Value, End of Period............................       $15.26      $16.57      $15.38       $14.13      $10.48      $11.68
Total Return(b)........................................... 3.08%(    c)      10.55%      22.67%       36.49%     (9.96)%     (2.58)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $124,973    $112,437     $78,166      $52,054     $24,766     $11,778
     Ratio of Expenses to Average Net Assets.............. 1.06%(    d)       1.07%       1.05%        1.05%       1.04%       1.36%
     Ratio of Gross Expenses to Average Net Assets........            -           - 1.08%(   e)     1.08%(e)    1.10%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.     0.63%(d)       0.32%       0.11%        0.11%       0.03%       0.12%
     Portfolio Turnover Rate..............................    173.0%(d)       90.6%       59.2%        55.5%       75.3%      208.8%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Money Market Account
Net Asset Value, Beginning of Period......................        $1.00       $1.00       $1.00        $1.00       $1.00       $1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.02        0.03        0.01         0.01        0.01        0.04
                                                           ------------
                          Total From Investment Operations         0.02        0.03        0.01         0.01        0.01        0.04
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.03)      (0.01)       (0.01)      (0.01)      (0.04)
                                                           ------------
                         Total Dividends and Distributions       (0.02)      (0.03)      (0.01)       (0.01)      (0.01)      (0.04)
Net Asset Value, End of Period............................        $1.00       $1.00       $1.00        $1.00       $1.00       $1.00
Total Return(b)...........................................     2.13%(c)       2.69%       0.92%        0.74%       1.42%       3.92%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $160,962    $150,653    $140,553     $151,545    $201,455    $180,923
     Ratio of Expenses to Average Net Assets..............     0.49%(d)       0.61%       0.49%        0.49%       0.49%       0.50%
     Ratio of Net Investment Income to Average Net Assets.     4.26%(d)       2.66%       0.91%        0.74%       1.40%       3.70%


(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amount shown.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio without commission rebates.

                                                           2006(     a)        2005 2004(    b)
                                                           ----                ---- ----
Principal LifeTime 2010 Account
Net Asset Value, Beginning of Period......................       $11.37      $10.84      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.27        0.02        0.11
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.05        0.59        0.82
                          Total From Investment Operations         0.32        0.61        0.93
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)      (0.01)      (0.09)
     Distributions from Realized Gains....................            -      (0.07)           -
                                                           ------------
                         Total Dividends and Distributions       (0.01)      (0.08)      (0.09)
Net Asset Value, End of Period............................       $11.68      $11.37      $10.84
Total Return(c)........................................... 2.79%(    d)       5.70%    9.31%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $20,441     $12,930         $11
     Ratio of Expenses to Average Net Assets(e)........... 0.15%(    f)       0.16%    0.16%(f)
     Ratio of Gross Expenses to Average Net Assets(e),(g).     0.15%(f)       0.20%   10.02%(f)
     Ratio of Net Investment Income to Average Net Assets.     4.60%(f)       0.22%    3.21%(f)
     Portfolio Turnover Rate..............................      3.7%(f)        4.3%     3.0%(f)



                                                                2006(a)        2005     2004(b)
                                                                ----           ----     ----
Principal LifeTime 2020 Account
Net Asset Value, Beginning of Period......................       $11.61      $10.97      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.23      (0.01)        0.13
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.22        0.75        0.93
                          Total From Investment Operations         0.45        0.74        1.06
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.02)      (0.09)
     Distributions from Realized Gains....................            -      (0.08)           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.10)      (0.09)
Net Asset Value, End of Period............................       $12.06      $11.61      $10.97
Total Return(c)...........................................     3.88%(d)       6.77%   10.62%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $54,797     $26,753         $15
     Ratio of Expenses to Average Net Assets(e)...........     0.13%(f)       0.13%    0.13%(f)
     Ratio of Gross Expenses to Average Net Assets(e),(g).     0.14%(f)       0.16%    8.72%(f)
     Ratio of Net Investment Income to Average Net Assets.     3.79%(f)     (0.10)%    3.65%(f)
     Portfolio Turnover Rate..............................      1.0%(f)        3.1%     2.6%(f)



(a)  Six months ended June 30, 2006.

(b) Period from August 30, 2004, date operations commenced, through December 31, 2004.


(c) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(d)  Total return amounts have not been annualized.

(e) Does not include expenses of the investment companies in which the Account invests.

(f)  Computed on an annualized basis.

(g) Expense ratio without the Manager's voluntary or contractual expense limit. The voluntary expense limit ceased on November 20, 2005. The contractual expense limit began on November 21, 2005.

                                                           2006(     a)        2005 2004(    b)
                                                           ----                ---- ----
Principal LifeTime 2030 Account
Net Asset Value, Beginning of Period......................       $11.63      $10.97      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.19        0.01        0.30
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.20        0.73        0.76
                          Total From Investment Operations         0.39        0.74        1.06
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.02)      (0.09)
     Distributions from Realized Gains....................            -      (0.06)           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.08)      (0.09)
Net Asset Value, End of Period............................       $12.02      $11.63      $10.97
Total Return(c)........................................... 3.39%(    d)       6.76%   10.60%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $8,601      $3,918        $151
     Ratio of Expenses to Average Net Assets(e)........... 0.16%(    f)       0.16%    0.16%(f)
     Ratio of Gross Expenses to Average Net Assets(e),(g).     0.22%(f)       0.38%    2.14%(f)
     Ratio of Net Investment Income to Average Net Assets.     3.21%(f)       0.08%    8.58%(f)
     Portfolio Turnover Rate..............................     11.8%(f)       11.5%     4.8%(f)



                                                                2006(a)        2005     2004(b)
                                                                ----           ----     ----
Principal LifeTime 2040 Account
Net Asset Value, Beginning of Period......................       $11.82      $11.09      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.16        0.01        0.19
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.24        0.79        0.99
                          Total From Investment Operations         0.40        0.80        1.18
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.02)      (0.09)
     Distributions from Realized Gains....................            -      (0.05)           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.07)      (0.09)
Net Asset Value, End of Period............................       $12.22      $11.82      $11.09
Total Return(c)...........................................     3.45%(d)       7.27%   11.78%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,063      $1,893        $147
     Ratio of Expenses to Average Net Assets(e)...........     0.13%(f)       0.13%    0.14%(f)
     Ratio of Gross Expenses to Average Net Assets(e),(h).     0.30%(f)       0.56%    1.47%(f)
     Ratio of Net Investment Income to Average Net Assets.     2.59%(f)       0.12%    5.35%(f)
     Portfolio Turnover Rate..............................     11.3%(f)       18.2%     9.4%(f)


(a) Six months ended June 30, 2006.

(b) Period from August 30, 2004, date operations commenced, through December 31, 2004.

(c) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(d)  Total return amounts have not been annualized.

(e) Does not include expenses of the investment companies in which the Account invests.

(f)  Computed on an annualized basis.

(g) Expense ratio without the Manager's voluntary or contractual expense limit. The voluntary expense limit ceased on November 20, 2005. The contractual expense limit began on November 21, 2005.

(h) Expense ratio without the Manager's voluntary or contractual expense limit. The voluntary expense limit decreased on April 29, 2005, and ceased on November 20, 2005. The contractual expense limit began on November 21, 2005.

                                                           2006(     a)        2005 2004(    b)
                                                           ----                ---- ----
Principal LifeTime 2050 Account
Net Asset Value, Beginning of Period......................       $11.85      $11.09      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.13        0.01        0.11
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.28        0.82        1.06
                          Total From Investment Operations         0.41        0.83        1.17
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.02)      (0.08)
     Distributions from Realized Gains....................            -      (0.05)           -
                                                           ------------
                         Total Dividends and Distributions            -      (0.07)      (0.08)
Net Asset Value, End of Period............................       $12.26      $11.85      $11.09
Total Return(c)........................................... 3.50%(    d)       7.56%   11.74%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,709      $1,160         $88
     Ratio of Expenses to Average Net Assets(e)........... 0.12%(    f)       0.12%    0.13%(f)
     Ratio of Gross Expenses to Average Net Assets(e),(g).     0.42%(f)       1.11%    1.49%(f)
     Ratio of Net Investment Income to Average Net Assets.     2.16%(f)       0.11%    3.04%(f)
     Portfolio Turnover Rate..............................     24.8%(f)        4.2%    13.0%(f)



                                                                2006(a)        2005     2004(b)
                                                                ----           ----     ----
Principal LifeTime Strategic Income Account
Net Asset Value, Beginning of Period......................       $11.05      $10.68      $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.25        0.06        0.12
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.04        0.46        0.65
                          Total From Investment Operations         0.29        0.52        0.77
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.03)      (0.09)
     Distributions from Realized Gains....................       (0.01)      (0.12)           -
                                                           ------------
                         Total Dividends and Distributions       (0.03)      (0.15)      (0.09)
Net Asset Value, End of Period............................       $11.31      $11.05      $10.68
Total Return(c)...........................................     2.64%(d)       4.96%    7.66%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $9,759      $5,463         $11
     Ratio of Expenses to Average Net Assets(e)...........     0.14%(f)       0.14%    0.14%(f)
     Ratio of Gross Expenses to Average Net Assets(e),(h).     0.19%(f)       0.27%   10.09%(f)
     Ratio of Net Investment Income to Average Net Assets.     4.43%(f)       0.60%    3.30%(f)
     Portfolio Turnover Rate..............................     14.6%(f)        8.4%     2.9%(f)


(a) Six months ended June 30, 2006.

(b) Period from August 30, 2004, date operations commenced, through December 31, 2004.

(c) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(d) Total return amounts have not been annualized.

(e) Does not include expenses of the investment companies in which the Account invests.

(f)  Computed on an annualized basis.

(g) Expense ratio without the Manager's voluntary or contractual expense limit. The voluntary expense limit decreased on April 29, 2005, and ceased on November 20, 2005. The contractual expense limit began on November 21, 2005.

(h) Expense ratio without the Manager's voluntary or contractual expense limit. The voluntary expense limit ceased on November 20, 2005. The contractual expense limit began on November 21, 2005.

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
Real Estate Securities Account
Net Asset Value, Beginning of Period......................       $20.51      $17.88      $14.90       $11.24      $10.77      $10.29
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.06        0.40        0.39         0.49        0.35        0.42
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         3.00        2.39        4.66         3.87        0.48        0.47
                          Total From Investment Operations         3.06        2.79        5.05         4.36        0.83        0.89
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.39)           -      (0.35)       (0.42)      (0.35)      (0.41)
     Distributions from Realized Gains....................       (1.10)      (0.16)      (1.72)       (0.28)      (0.01)           -
                                                           ------------
                         Total Dividends and Distributions       (1.49)      (0.16)      (2.07)       (0.70)      (0.36)      (0.41)
Net Asset Value, End of Period............................       $22.08      $20.51      $17.88       $14.90      $11.24      $10.77
Total Return(b)........................................... 15.61%(   c)      15.85%      34.53%       38.91%       7.72%       8.75%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $208,453    $178,922    $146,022      $93,018     $46,358     $22,457
     Ratio of Expenses to Average Net Assets.............. 0.88%(    d)       0.89%       0.90%        0.91%       0.92%       0.92%
     Ratio of Gross Expenses to Average Net Assets........            -           - 0.90%(   e)     0.92%(e)          -%          -%
     Ratio of Net Investment Income to Average Net Assets.     0.53%(d)       2.16%       2.37%        3.83%       3.99%       4.55%
     Portfolio Turnover Rate..............................     45.7%(d)       23.6%       58.8%        53.9%       54.4%       92.4%



                                                                2006(a)        2005        2004 2003(     f)
                                                                ----           ----        ---- ----
Short-Term Bond Account
Net Asset Value, Beginning of Period......................       $10.11      $10.12       $9.99       $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.21        0.33        0.25         0.13
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.10)      (0.15)      (0.12)       (0.05)
                          Total From Investment Operations         0.11        0.18        0.13         0.08
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.27)      (0.19)           -       (0.09)
                                                           ------------
                         Total Dividends and Distributions       (0.27)      (0.19)           -       (0.09)
Net Asset Value, End of Period............................        $9.95      $10.11      $10.12        $9.99
Total Return(b)...........................................     1.09%(c)       1.80%       1.30%     0.78%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $101,222     $83,822     $56,241      $20,552
     Ratio of Expenses to Average Net Assets..............     0.72%(d)       0.57%       0.53%     0.57%(d)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)................     0.52%(d)          -%          -%        -%(d)
     Ratio of Gross Expenses to Average Net Assets(g).....            -          -%          -%     0.57%(d)
     Ratio of Net Investment Income to Average Net Assets.     4.27%(d)       3.26%       2.53%     2.15%(d)
     Portfolio Turnover Rate..............................     56.4%(d)       74.3%       34.8%      5.0%(d)



(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio without commission rebates.

(f)  Period from May 1, 2003, date operations  commenced,  through  December 31,
     2003.

(g) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
SmallCap Account
Net Asset Value, Beginning of Period......................       $10.22       $9.55       $7.97        $5.83       $8.03       $7.83
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.02        0.02           -         0.01        0.01           -
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.53        0.65        1.58         2.14      (2.20)        0.20
                          Total From Investment Operations         0.55        0.67        1.58         2.15      (2.19)        0.20
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)           -           -       (0.01)      (0.01)           -
     Distributions from Realized Gains....................       (0.68)           -           -            -           -           -
                                                           ------------
                         Total Dividends and Distributions       (0.70)           -           -       (0.01)      (0.01)           -
Net Asset Value, End of Period............................       $10.07      $10.22       $9.55        $7.97       $5.83       $8.03
Total Return(b)........................................... 5.28%(    c)       7.04%      19.82%       36.82%    (27.33)%       2.55%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $98,525     $94,476     $85,115      $65,285     $32,201     $36,493
     Ratio of Expenses to Average Net Assets.............. 0.87%(    d)       0.88%       0.86%        0.95%       0.97%       1.00%
     Ratio of Gross Expenses to Average Net Assets........            -          -% 0.86%(   e)     0.95%(e)    0.97%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.     0.33%(d)       0.17%       0.03%        0.09%       0.12%     (0.06)%
     Portfolio Turnover Rate..............................    192.2%(d)      125.8%      188.7%       162.9%      215.5%      154.5%



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
SmallCap Growth Account
Net Asset Value, Beginning of Period......................        $9.92       $9.30       $8.36        $5.74      $10.60      $15.59
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............       (0.04)      (0.07)      (0.06)       (0.04)      (0.05)      (0.10)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.63        0.69        1.00         2.66      (4.81)      (4.89)
                          Total From Investment Operations         0.59        0.62        0.94         2.62      (4.86)      (4.99)
Net Asset Value, End of Period............................       $10.51       $9.92       $9.30        $8.36       $5.74      $10.60
Total Return(b)...........................................     5.95%(c)       6.67%      11.24%       45.64%    (45.85)%    (32.01)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $72,670     $66,656     $63,453      $55,628     $32,754     $55,966
     Ratio of Expenses to Average Net Assets..............     1.02%(d)       1.05%       0.99%        0.99%       0.95%       1.05%
     Ratio of Gross Expenses to Average Net Assets........            -           -    1.01%(e)     1.02%(e)    1.06%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.   (0.66)%(d)     (0.77)%     (0.70)%      (0.64)%     (0.68)%     (0.92)%
     Portfolio Turnover Rate..............................     91.8%(d)       68.2%       43.3%        54.1%      287.9%      152.2%



(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.


(e)  Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                   (unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

                                       16

                                                           2006(     a)        2005        2004         2003        2002        2001
                                                           ----                ----        ----         ----        ----        ----
SmallCap Value Account
Net Asset Value, Beginning of Period......................       $17.61      $16.83      $15.04       $10.30      $11.37      $11.26
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.03        0.07        0.03         0.06        0.06        0.09
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.55        0.96        3.37         5.14      (1.07)        0.60
                          Total From Investment Operations         1.58        1.03        3.40         5.20      (1.01)        0.69
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)      (0.01)      (0.03)       (0.05)      (0.06)      (0.09)
     Distributions from Realized Gains....................       (1.96)      (0.24)      (1.58)       (0.41)           -      (0.49)
                                                           ------------
                         Total Dividends and Distributions       (2.02)      (0.25)      (1.61)       (0.46)      (0.06)      (0.58)
Net Asset Value, End of Period............................       $17.17      $17.61      $16.83       $15.04      $10.30      $11.37
Total Return(b)........................................... 9.17%(    c)       6.22%      23.08%       50.61%     (8.86)%       6.25%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $149,570    $132,035    $107,206      $82,135     $44,217     $30,888
     Ratio of Expenses to Average Net Assets.............. 1.10%(    d)       1.13%       1.12%        1.16%       1.28%       1.24%
     Ratio of Gross Expenses to Average Net Assets........            -          -% 1.13%(   e)     1.18%(e)    1.29%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.     0.38%(d)       0.38%       0.21%        0.50%       0.68%       0.95%
     Portfolio Turnover Rate..............................     48.8%(d)       45.3%       38.0%        54.0%       77.4%       67.8%



(a)  Six months ended June 30, 2006.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total  return  amounts  have  not  been  annualized.

(d) Computed on an annualized basis.

(e)  Expense ratio without commission rebates.

ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated January 8, 2007, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http://www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944


PRINCIPAL VARIABLE CONTRACTS FUND                                     119
www.principal.com

APPENDIX A


SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts. Factors that may adversely affect a particular Account as a whole are called "principal risks." The principal risks of investing in the Accounts are stated above as to each Account in the Account's description. Each of these risks is summarized below. The first three risks described below - liquidity risk, market risk, and management risk - apply to all the Accounts (except that liquidity risk does not apply to the Money Market Account). The remaining risks apply to certain of the Accounts as described previously. Additional information about the Accounts, their investments, and the related risks is located under "Certain Investment Strategies and Related Risks" and in the Statement of Additional Information.


RISKS COMMON TO ALL OF THE ACCOUNTS
-----------------------------------

LIQUIDITY RISK
An Account is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the account's ability to sell particular securities or close derivative positions at an advantageous price. Accounts with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. This risk applies to all Accounts except the Money Market Account.

MARKET RISK
The value of an Account's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Account's investments are concentrated in certain sectors, its performance could be worse than the overall market.

MANAGEMENT RISK
Each of the Accounts is actively managed by its investment advisor or sub-advisor(s). The performance of an Account that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the Account's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, an Account could underperform other mutual funds with similar investment objectives or lose money.

ADDITIONAL RISKS APPLICABLE TO CERTAIN ACCOUNTS
-----------------------------------------------

ACTIVE TRADING RISK
An Account that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the Account's brokerage costs, accelerate the realization of taxable gains and adversely impact fund performance.


CREDIT AND COUNTERPARTY RISK
The issuer or guarantor of a fixed income security or other obligation, counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.


DERIVATIVES RISK
Derivatives are investments whose values depend on or are derived from other securities or indexes. An Account's use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.


120                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

EQUITY SECURITIES RISK
Equity securities include common, preferred and convertible preferred stocks, and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by an Account could decline if the financial condition of the companies in which the Account invests decline or if overall market and economic conditions deteriorate.

EMERGING MARKET RISK
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

EURODOLLAR AND YANKEE OBLIGATIONS RISK
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

EXCHANGE RATE RISK
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of an Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Accounts are authorized to enter into certain foreign currency exchange transactions. In addition, the Accounts' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

FIXED-INCOME SECURITIES RISK
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.


Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after an Account has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Account's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an Account may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.


FOREIGN SECURITIES RISK
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect an Account's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

GEOGRAPHIC CONCENTRATION RISK
Accounts that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.


PRINCIPAL VARIABLE CONTRACTS FUND                                     121
www.principal.com

GROWTH STOCK RISK
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. An Account's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

HIGH YIELD SECURITIES RISK
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. An Account cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

INVESTMENT COMPANY SECURITIES RISK

Certain Accounts invest in securities of other investment companies. The total return on such investments reflects the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

MARKET SEGMENT RISK
Accounts are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
  . MidCap: Account's strategy of investing in midcap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  . LargeCap: Account's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  . SmallCap: Account's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

MID CAP STOCK RISK
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

MUNICIPAL SECURITIES RISK
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of Accounts investing in such securities. Accounts that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such Accounts' investments would likely decline.


122                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

NON-DIVERSIFICATION RISK
An Account that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified Accounts. The less diversified an Account's holdings are, the more a specific stock's poor performance is likely to affect the Account's performance.

PORTFOLIO DURATION RISK
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

PREPAYMENT RISK
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of an Account.

REAL ESTATE SECURITIES RISK
Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting
from environmental problems.   Equity and mortgage REITs are dependent on
management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage
REITs:
  . may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s)),
  . may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments), . are subject to cash flow dependency and defaults by borrowers, and . could fail to qualify for tax-free pass-through of income under the Internal
    Revenue Code.

SECTOR RISK
When an Account's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Accounts concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. An Account that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and others factors affecting that industry or sector.

SMALL COMPANY RISK
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

UNDERLYING FUND RISK
The LifeTime Accounts and the Strategic Asset Management ("SAM") Portfolios operate as funds of funds and invest principally in underlying funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. In addition, when a fund of


PRINCIPAL VARIABLE CONTRACTS FUND                                     123
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

funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the advisor to the LifeTime Accounts, SAM Portfolios, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the LifeTime Accounts and Edge Asset Managment, Inc. (formerly known as WM Advisors, Inc.) ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the underlying Accounts. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.


The following tables show the percentage of the outstanding shares of underlying funds owned by the LifeTime Accounts as of December 31, 2005.

                                       PRINCIPAL LIFETIME ACCOUNTS
                                                                                         PRINCIPAL
                                  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  LIFETIME
                                  LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME   STRATEGIC
        UNDERLYING FUND             2010       2020       2030       2040       2050      INCOME     TOTAL
        ---------------           ---------  ---------  ---------  ---------  ---------  ---------   -----
 Bond                               1.49%      2.73%      0.29%      0.09%      0.03%      0.67%      5.30%
 Capital Value                      0.15       0.75       0.08       0.04       0.03       0.03       1.08
 Diversified International          0.25       0.90       0.14       0.08       0.06       0.06       1.49
 Equity Income                      0.87       1.78       0.21       0.06       0.02       0.37       3.31
 LargeCap Growth Equity             2.83       4.27       1.53       0.82       0.57       0.60      10.62
 LargeCap Stock Index               0.73       2.52       0.40       0.23       0.15       0.17       4.20
 LargeCap Value                     0.53       1.23       0.29       0.17       0.11       0.13       2.46
 Money Market                       0.92         --         --         --         --       0.85       1.77
 Real Estate Securities             0.62       1.32       0.16       0.05       0.01       0.28       2.44
 SmallCap                           0.55       0.57       0.08       0.07       0.05       0.12       1.44
 SmallCap Growth                      --       0.60       0.12       0.07       0.05         --       0.84
 SmallCap Value                       --       0.30       0.06       0.04       0.03         --       0.43





The SAM portfolios commenced operations on January 8, 2007, as successor portfolios to the WM Variable Trust ("WMVT") SAM Portfolios. The predecessor portfolios invested in shares of funds that have been combined with various Accounts of Principal Variable Contracts Fund ("PVC") as follows:

         WMVT ACQUIRED FUNDS                    PVC ACQUIRING ACCOUNTS
 Equity Income Fund                     Equity Income Account I
 Growth Fund                            Growth Account
 Growth & Income Fund                   LargeCap Blend Account
 Income Fund                            Income Account
 International Growth Fund              Diversified International Account
 Mid Cap Stock Fund                     MidCap Stock Account
 Money Market Fund                      Money Market Account
 REIT Fund                              Real Estate Securities Account
 Short Term Income Fund                 Short-Term Income Account
 Small Cap Growth Fund                  SmallCap Growth Account
 Small Cap Value Fund                   SmallCap Value Account
 U.S. Government Securities Fund        Mortgage Securities Account
 West Coast Equity Fund                 West Coast Equity Account

The WM Trust I High Yield Fund is the predecessor fund of the PIF High Yield Fund II.

The table below shows the percentage of outstanding shares of the predecessor Underlying Funds owned by the predecessor portfolios as of December 31, 2005:


124                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

                                                         SAM PORTFOLIOS
 ------------------------------------------------------------------------------------------------------
                                   FLEXIBLE   CONSERVATIVE             CONSERVATIVE  STRATEGIC
                                    INCOME      BALANCED    BALANCED      GROWTH      GROWTH
 UNDERLYING PREDECESSOR FUND       PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO   TOTAL
  REIT Fund                           4.7%        2.9%        42.8%       30.8%        14.6%     95.8%
  Equity Income Fund                  3.4         2.3         27.2        20.9         10.4      64.2
  Growth & Income Fund                5.3         2.5         33.8        25.8         13.8      81.2
  West Coast Equity Fund              1.9         1.9         26.9        21.0         11.7      63.4
  MidCap Stock Fund                   5.9         2.3         33.9        24.9         14.9      81.8
  Growth Fund                         5.3         2.5         35.8        26.3         14.3      84.2
  SmallCap Value Fund                 6.8         2.8         41.2        32.5         16.5      99.8
  SmallCap Growth Fund                4.9         1.7         26.5        22.0         12.1      67.2
  International Growth Fund            --         3.1         38.1        31.7         17.2      90.1
  Short Term Income Fund             50.2         7.9         13.3          --           --      71.4
  U.S. Government Securities Fund    25.7         7.2         41.5        10.8           --      85.2
  Income Fund                        26.8         6.4         34.7         7.6           --      75.5
  WM Trust I High Yield Fund          1.8         0.5          3.7         1.3          1.0       8.3


U.S. GOVERNMENT SECURITIES RISK
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of an Account's securities do not affect interest income on securities already held by the Account but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when an Account's average maturity is longer, under certain market conditions an Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. GOVERNMENT SPONSORED SECURITIES RISK
An Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

VALUE STOCK RISK
An Account's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. An Account's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

APPENDIX B


DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

CITIGROUP BROAD MARKET (BMI) GLOBAL EX-US INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.


CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities.


CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between 1 and 3 years. Indices


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are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


CITI GROUP EXTENDED MARKET INDEX (EMI) WORLD EX-US is an unmanaged index of the stock returns of the smallest 20% of companies of each individual country included in the index.


CITIGROUP MORTGAGE INDEX represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC")) pass-through securities as well as FNMA and FHLMC balloon mortgages.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS 1-3 GOVERNMENT/CREDIT BOND INDEX represents a combination of the Government and Corporate Bond indices with maturities between one and three years.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA, AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) US REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR FOREIGN SMALL/MID GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in small- and mid-sized international stocks that are growth-oriented. Small-cap and mid-cap stocks have market capitalizations less than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


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MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV)
returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.



MORNINGSTAR SHORT GOVERNMENT CATEGORY AVERAGE . Short-government portfolios have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies. This backing minimizes the credit risk of these portfolios, as the U.S. government is unlikely to default on its debt. These portfolios have durations between one and 3.5 years (or, if duration is unavailable, average effective maturities between one and four years), so they have relatively less sensitivity to interest rates, and thus low risk potential.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR TARGET DATE CATEGORY portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


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RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 3000 INDEX is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P MIDCAP 400 INDEX is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.


S&P 500/CITIGROUP VALUE INDEX is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until 12/16/2005, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.


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